[LOGO]            Investing
EATON VANCE         for the    EV Classic Senior
Mutual Funds           21st   Floating-Rate Fund
                    Century


THE INVESTMENT OBJECTIVE OF EV CLASSIC SENIOR FLOATING-RATE FUND (THE "FUND") IS TO PROVIDE AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL, BY INVESTING IN A PORTFOLIO PRIMARILY OF SENIOR SECURED FLOATING RATE LOANS ("SENIOR LOANS"). THE FUND IS A CONTINUOUSLY OFFERED, CLOSED-END, NON-DIVERSIFIED INVESTMENT COMPANY. SENIOR LOANS ARE TYPICALLY OF BELOW INVESTMENT GRADE QUALITY AND MAY HAVE BELOW INVESTMENT GRADE RATINGS, WHICH RATINGS ARE ASSOCIATED WITH SECURITIES HAVING SPECULATIVE CHARACTERISTICS. NEVERTHELESS, BECAUSE OF THE PROTECTIVE FEATURES OF SENIOR LOANS (BEING SENIOR IN A BORROWER'S CAPITAL STRUCTURE AND SECURED BY SPECIFIC COLLATERAL), THE INVESTMENT ADVISER BELIEVES, BASED ON ITS EXPERIENCE, THAT THESE RATINGS DO NOT NECESSARILY REFLECT THE TRUE RISK OF LOSS OF PRINCIPAL OR INTEREST ON A SENIOR LOAN. EATON VANCE WAS ONE OF THE FIRST INVESTMENT ADVISERS TO MANAGE A PORTFOLIO OF SENIOR LOANS IN A PUBLICLY OFFERED INVESTMENT COMPANY, AND HAS DONE SO CONTINUOUSLY SINCE 1989.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING FLUCTUATIONS IN VALUE AND THE POSSIBLE LOSS OF SOME OR ALL OF THE PRINCIPAL INVESTMENT.

This Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A Statement of Additional Information dated November 2, 1998 for the Fund, as supplemented from time to time, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The Table of Contents of the Statement of Additional Information appears at the end of this Prospectus. The Statement of Additional Information is available without charge from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The Statement of Additional Information is available along with other Fund-related materials at the SEC's internet web site (http://www.sec.gov).


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
   REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                Proceeds to
                  Price to Public         Sales Load(2)              Fund
--------------------------------------------------------------------------------
Per Share(1)           $9.97                  None                  $9.97
Total             $4,988,500,000   None to be paid by the Fund  $4,988,500,000
------------
(1) The shares are offered on a best efforts basis at a price equal to the net asset value, which, as of October 15, 1998, was $9.97 per share. See "How to Buy Shares".
(2) Because Eaton Vance Distributors, Inc. and its affiliates will pay all sales commissions to authorized firms from their own assets, the net proceeds of the offering will be available to the Fund for investment. See "How to Buy Shares".


NO MARKET PRESENTLY EXISTS FOR THE FUND'S SHARES AND IT IS NOT CURRENTLY ANTICIPATED THAT A SECONDARY MARKET WILL DEVELOP FOR THEM. Fund shares are not readily marketable. To provide investor liquidity, the Fund ordinarily will make each March, June, September and December an offer to repurchase between 5% and 25% of the Fund's outstanding shares at net asset value. An early withdrawal charge of up to 1% will be imposed on most shares held for less than one year which are accepted for repurchase. See "Fund Repurchase Offers".

CONTENTS
                                                    Page                                                        Page
--------------------------------------------------------------------------------------------------------------------
Shareholder and Fund Expenses                          2     Valuing Shares                                       12
The Fund's Financial Highlights                        3     How to Buy Shares                                    13
The Fund's Investment Objective                        4     Fund Repurchase Offers                               14
Investment Policies and Risks                          4     Reports to Shareholders                              15
Yield and Performance Information                      9     The Lifetime Investing Account/Distribution Options  15
Organization of the Fund and the Portfolio             9     Eaton Vance Shareholder Services                     16
Management of the Fund and the Portfolio              11     Distributions and Taxes                              17
Service Plan                                          12     Table of Contents of the Statement of Additional
                                                             Information                                          18
--------------------------------------------------------------------------------------------------------------------

                      Prospectus dated November 2, 1998

--------------------------------------------------------------------------------------------------------
SHAREHOLDER AND FUND EXPENSES
SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------------------------------
Sales Load (as a percentage of offering price)                                                      None
Dividend Reinvestment Fees                                                                          None
Early Withdrawal Charge Imposed on Repurchase of Entire Account During the First Year
  (as a percentage of repurchase proceeds exclusive of all reinvestments and capital
  appreciation in the account)                                                                     1.00%

ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SHARES OF
BENEFICIAL INTEREST)
----------------------------------------------------------------------------------------------------------
Investment Advisory Fee                                                                            0.89%
Interest Payments on Borrowed Funds                                                                0.01
Other Expenses (including administration fees of .25% and service fees of .15%)                    0.57
Total Annual Expenses                                                                              1.47

EXAMPLE
                                                                  1 year       3 years      5 years     10 years
----------------------------------------------------------------------------------------------------------------
An investor would pay the following expenses (including an
early withdrawal charge in the case of repurchase during the first year after purchase) on a $1,000 investment, assuming
(a) 5% annual return and (b) repurchase at the end of each
period:                                                             $25          $46          $80         $176
----------------------------------------------------------------------------------------------------------------


NOTES: The Fund invests exclusively in Senior Debt Portfolio (the "Portfolio"). See "Organization of the Fund and the Portfolio". The table and Example summarize the aggregate expenses of the Fund and the Portfolio and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. Information for the Fund is based on its expenses for the most recent fiscal year. Expenses for the six months ended June 30, 1998 were lower.


THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES SINCE FUTURE EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Federal regulations require the Example to assume a 5% annual return, but actual return will vary. For further information regarding the expenses of the Fund and the Portfolio, see "The Fund's Financial Highlights", "Management of the Fund and the Portfolio", "How to Buy Shares", "Service Plan" and "Fund Repurchase Offers".

No early withdrawal charge is imposed on (a) shares purchased more than one year prior to the acceptance for repurchase, (b) shares acquired through the reinvestment of distributions and (c) any appreciation in value of other shares in the account (see "Fund Repurchase Offers"). In the Example above, expenses would be $10 less in the first year if there was no redemption.

The Investment Advisory and Administration Fees are based upon a percentage of the Portfolio's average daily gross assets, which were approximately the same as its average daily net assets for the fiscal year ended December 31, 1997.


Other investment companies and investors with different distribution arrangements and fees are investing in the Portfolio.

THE FUND'S FINANCIAL HIGHLIGHTS
The following information through December 31, 1997 should be read in conjunction with the audited financial statements that appear in the Fund's annual report to shareholders. The Fund's financial statements have been audited by Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. The financial statements and the independent auditors' report are incorporated by reference into the Statement of Additional Information. Unaudited financial statements for the six months ended June 30, 1998 are also incorporated by reference in the Statement of Additional Information. Further information regarding the performance of the Fund is contained in the semiannual and annual reports to shareholders which may be obtained without charge by contacting the Principal Underwriter.


---------------------------------------------------------------------------------------------------------------
                                    Six Months Ended                     Year Ended December 31,
                                      June 30, 1998       -----------------------------------------------------
                                       (Unaudited)         1997                    1996                 1995*
---------------------------------------------------------------------------------------------------------------
Net asset value -- beginning of
  period                                 $ 9.970          $ 9.970                 $ 9.990               $10.000
                                         -------          -------                 -------               -------
    Income (loss) from operations
Net investment outcome                   $ 0.332          $ 0.660                 $ 0.667               $ 0.634
Net realized and unrealized
  loss (gain)                             (0.001)           0.001++                (0.021)               (0.008)++
                                         -------          -------                 -------               -------
Total income from operations             $ 0.331          $ 0.661                 $ 0.646               $ 0.626
                                         -------          -------                 -------               -------
    Less distributions
From net investment income               $(0.331)         $(0.661)                $(0.666)              $(0.633)
From net realized gain                      --               --                      --                  (0.003)
                                         -------          -------                 -------               -------
Total distributions                      $(0.331)         $(0.661)                $(0.666)              $(0.636)
                                         -------          -------                 -------               -------
Net asset value -- end of
  period                                 $ 9.970          $ 9.970                 $ 9.970               $ 9.990
                                         =======          =======                 =======               =======
Total Return(1)                            3.36%            6.83%                   6.67%                 6.42%
    Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                     $2,437,448       $1,970,593              $1,316,849              $501,031
Ratios (As a percentage of
  average daily net assets):
  Operating expenses(2)                    1.42%+           1.46%                   1.49%                 1.53%+
  Interest expense(2)                      0.01%+           0.01%                   0.04%                 0.13%+
Net investment income                      6.69%+           6.60%                   6.61%                 7.04%+
Portfolio Turnover of the
  Portfolio                                  39%              81%                     75%                   39%
---------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
  * For the period from the start of business, February 24, 1995, to December 31, 1995.
(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date. Total return is computed on a non-annualized basis.
(2) Includes the Fund's share of the Portfolio's allocated expenses.

THE FUND'S INVESTMENT OBJECTIVE
EV Classic Senior Floating-Rate Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital, by investing in a portfolio primarily of senior secured floating rate loans ("Senior Loans"). The Fund currently seeks to achieve its objective by investing its assets in the Senior Debt Portfolio (the "Portfolio"), a separate closed-end, non-diversified investment company with the same investment objective as the Fund. There is no assurance that the Fund's objective will be achieved. An investment in shares of the Fund is not a complete investment program.


Senior Loans are made to corporations, partnerships and other business entities ("Borrowers") which operate in various industries and geographical regions. Senior Loans pay interest at rates which are redetermined periodically on the basis of a floating base lending rate plus a premium. Senior Loans hold the most senior position in the capital structure of the Borrower, are secured with specific collateral (discussed below) and will have a claim on the assets of the Borrower that is senior to that of subordinated debt, preferred stock and common stock of the Borrower. Investment in floating rate instruments is expected to minimize changes in the underlying principal value of Senior Loans, and therefore the Fund's net asset value, resulting from changes in market interest rates. Nevertheless, the Fund's net asset value and distribution rate will vary, and may be affected by several factors, including changes in the credit quality of the Borrowers underlying Senior Loans. Some Borrowers default on their Senior Loan payments. The Portfolio attempts to manage these risks through portfolio diversification and ongoing analysis and monitoring of Borrowers.


The Portfolio's investment adviser is Boston Management and Research (the "Investment Adviser" or "BMR"), a wholly-owned subsidiary of Eaton Vance Management ("Eaton Vance"), and Eaton Vance is the administrator (the "Administrator") of the Fund. The offices of the Investment Adviser and the Administrator are located at 24 Federal Street, Boston, MA 02110.

INVESTMENT POLICIES AND RISKS

GENERAL COMPOSITION OF THE PORTFOLIO
In normal market conditions, at least 80% of the Portfolio's total assets will be invested in interests in Senior Loans (either as an original Lender or as a purchaser of an Assignment or Participation, each as defined below) of domestic or foreign Borrowers (so long as foreign loans are U.S. dollar-denominated and payments of interest and repayments of principal are required to be made in U.S. dollars). Up to 20% of the Portfolio's total assets may be held in cash, invested in investment grade short-term debt obligations, and invested in loan interests that are not fully secured ("Unsecured Loans"). If BMR determines that market conditions temporarily warrant a defensive investment policy, the Portfolio may invest up to 100% of its assets in cash and high quality, short-term debt securities.

It is anticipated that the proceeds of the Senior Loans in which the Portfolio will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. Senior Loans have the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower's assets (discussed below). Senior Loans are secured by specific collateral.

In order to borrow money pursuant to a Senior Loan, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In certain instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan. The Portfolio will not invest in a Senior Loan unless, at the time of investment, BMR determines that the value of the collateral equals or exceeds the aggregate outstanding principal amount of the Senior Loan.

The Portfolio is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined either daily, monthly, quarterly or semi-annually. Senior Loans generally pay interest at rates which are redetermined periodically by reference to a base lending rate, plus a premium. These base lending rates generally are the prime rate offered by one or more major United States banks (the "Prime Rate"), the London Inter-Bank Offered Rate ("LIBOR"), the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. Longer interest rate reset periods generally increase fluctuations in the Fund's net asset value as a result of changes in market interest rates. The Senior Loans held by the Portfolio will have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. As a result, as short-term interest rates increase, interest payable to the Portfolio from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Portfolio from its investments in Senior Loans should decrease. The Portfolio may utilize certain investment practices to, among other things, shorten the effective interest rate redetermination period of Senior Loans in its portfolio. In the experience of BMR over the last decade, because of prepayments the average life of Senior Loans has been two to three years. As of October 1, 1998, the Portfolio had a dollar weighted average period to adjustment of approximately 47 days.

The Portfolio may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Portfolio may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

The Fund and the Portfolio have adopted certain fundamental investment restrictions set forth in the Statement of Additional Information which may not be changed unless authorized by a shareholder and an interestholder vote, respectively. Except for such restrictions, the investment objective and policies of the Fund and the Portfolio may be changed by the Trustees of the Fund and the Portfolio without obtaining the approval of Fund shareholders.

CERTAIN CHARACTERISTICS OF SENIOR LOANS
A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a lending syndicate of financial institutions ("Lenders"). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders.

Senior Loans include senior secured floating rate loans and institutionally traded senior secured floating rate debt obligations issued by an asset-backed pool, and interests therein. Loan interests generally take the form of direct interests acquired during a primary distribution and may also take the form of participation interests in, assignments of, or novations of a Senior Loan acquired in secondary markets. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests.

The Portfolio may purchase "Assignments" from Lenders. The purchase of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The Portfolio also may invest without limit in "Participations". Participations by the Portfolio in a Lender's portion of a Senior Loan typically will result in the Portfolio having a contractual relationship only with such Lender, not with the Borrower. As a result, the Portfolio may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by such Lender of such payments from the Borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower and the Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Portfolio may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of such Lender. The selling Lenders and other persons interpositioned between such Lenders and the Portfolio with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

The Portfolio will only acquire Participations if the Lender selling the Participation, and any other persons interpositioned between the Portfolio and the Lender, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor's Ratings Group ("S&P") or Baa or P-3 or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by another nationally recognized rating agency (each a "Rating Agency")) or determined by BMR to be of comparable quality. Similarly, the Portfolio will purchase an Assignment or Participation or act as a Lender with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade or determined by BMR to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligations, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-3 by S&P indicates that S&P believes such obligations exhibit adequate protection parameters but that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation and issues of commercial paper rated P-3 by Moody's are considered by Moody's to have an acceptable ability for repayment of short-term debt obligations but the effect of industry characteristics and market compositions may be more pronounced. A description of the corporate bond ratings of Moody's and S&P is included as Appendix A to the Statement of Additional Information.

OTHER INVESTMENTS
As stated above, up to 20% of the Portfolio's total assets may be held in cash, invested in short-term debt obligations, and invested in interests in Unsecured Loans. The Portfolio will invest in only those Unsecured Loans that have been determined by BMR to have a credit quality at least equal to that of the collateralized Senior Loans in which the Portfolio primarily invests. Should the Borrower of an Unsecured Loan default on its obligation there will be no specific collateral on which the Portfolio can foreclose, although the Borrower will typically have asset value believed by BMR at the time of purchase of the Unsecured Loans to exceed the amount of the loan. The short-term debt obligations in which the Portfolio may invest include, but are not limited to, interests in senior Unsecured Loans with a remaining maturity of one year or less ("Short-Term Loans"), certificates of deposit, commercial paper, short-term and medium-term notes, bonds with remaining maturities of less than five years, obligations issued by the U.S. Government or any of its agencies or instrumentalities and investments in Senior Loans. All of such other debt instruments will be investment grade. Downgraded securities may be retained by the Portfolio.

The Portfolio may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Portfolio's purchase of a Senior Loan. The Portfolio may also acquire equity securities issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of BMR, may enhance the value of a Senior Loan or would otherwise be consistent with the Portfolio's investment policies.

BORROWINGS AND LEVERAGE
The Portfolio may from time to time (i) borrow money on a secured or unsecured basis at variable or fixed rates, and (ii) issue indebtedness such as commercial paper, bonds, debentures, notes or similar obligations or instruments. BMR expects that the Portfolio will do so to remain fully invested after accounting for anticipated cash infusions from the prepayment of Senior Loans and the sale of Fund shares, and cash outflows from the fulfillment of settlement obligations (including the funding of revolving Senior Loans) and the repurchase of Fund shares. The Portfolio may also borrow and issue debt for the purpose of acquiring additional income-producing investments when it believes that the interest payments and other costs with respect to such borrowings or indebtedness will be exceeded by the anticipated total return (a combination of income and appreciation) on such investments. Successful use of a leveraging strategy depends on BMR's ability to predict correctly interest rates and market movements. Historically, the Portfolio has not used leverage for investment purposes. There is no assurance that a leveraging strategy will be successful.

As prescribed by the 1940 Act, the Portfolio will be required to maintain specified asset coverages of at least 300% with respect to any bank borrowing or issuance of indebtedness immediately following any such borrowing or issuance and on an ongoing basis as a condition of declaring dividends and repurchasing shares. The Portfolio's inability to make distributions as a result of these requirements could cause the Fund to fail to qualify as a regulated investment company and/or subject the Fund to income or excise taxes. The Portfolio may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. The Portfolio may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of additional classes of debt involves offering expenses and other costs and may limit the Portfolio's freedom to pay dividends or to engage in other activities. Any such borrowing or debt issuance is a speculative technique in that it will increase the Portfolio's exposure to capital risk. The Portfolio may also borrow for temporary, extraordinary or emergency purposes.

ADDITIONAL RISK CONSIDERATIONS
The Fund is subject to numerous investment risks. The Fund is not a money market fund and its net asset value will fluctuate, reflecting any fluctuations in the Portfolio's net asset value.

CREDIT RISK. Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Portfolio, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Portfolio. Although, with respect to Senior Loans, the Portfolio generally will invest only in Senior Loans that BMR believes are secured by specific collateral the value of which equals or exceeds the principal amount of the Senior Loan at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Portfolio could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a Borrower. The Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the Senior Loan. Some Senior Loans in which the Portfolio may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans, such as the Portfolio, including, in certain circumstances, invalidating such Senior Loans.

Senior Loans in which the Portfolio will invest often are not rated by a Rating Agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. Although the Portfolio will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, BMR will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a Rating Agency. More recently, such Rating Agencies have begun rating Senior Loans and many Senior Loans have been assigned a rating below investment grade. The Portfolio will invest in such Senior Loans. Debt securities which are unsecured and rated below investment grade are viewed by the Rating Agencies as having speculative characteristics and are commonly known as "junk bonds". A description of the ratings of corporate bonds by Moody's and S&P is included as Appendix A to the Statement of Additional Information. Because of the protective features of Senior Loans (being senior and secured by specific collateral), BMR believes, based on its experience, that these ratings do not necessarily reflect the true risk of loss of principal or interest on a Senior Loan. For example, BMR believes that Senior Loans tend to have more favorable loss recovery rates as compared to most other types of below investment grade debt obligations. Accordingly, BMR generally does not take ratings into account when determining whether to invest in a Senior Loan and, in any event, does not view ratings as a determinative factor in its investment decisions. As a result, the Portfolio is more dependent on BMR's credit analysis abilities than a fund that invests in other types of debt securities.

Securities rated below investment grade or unrated securities of comparable quality ("lower quality securities") are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). The prices of lower quality securities are also more likely to react to real or perceived developments affecting market and credit risk than are prices of investment grade quality securities ("high quality securities"), which react primarily to movements in the general level of interest rates. Senior Loans issued in connection with mergers, acquisitions, leveraged buy-outs, recapitalizations and other highly leveraged transactions, pose a higher risk of default or bankruptcy of the issuer than other higher quality debt securities, particularly during periods of deteriorating economic conditions and contraction in the credit markets. The investments in the Portfolio will have speculative characteristics, and companies obligated by such debt are generally more vulnerable in an economic downturn.

INTEREST RATE RISK. When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Fund's net asset value will vary, the Fund's management expects the Portfolio's policy of acquiring interests in floating rate Senior Loans to minimize fluctuations in net asset value as a result of changes in market interest rates. However, because floating rates on Senior Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund's net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund's net asset value.

FOREIGN SECURITIES. Although the Portfolio will only invest in U.S. dollar-denominated income securities, the Portfolio may invest in Senior Loans and other debt securities of non-U.S. issuers. Investment in securities of non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in the payment or delivery of securities and interest or in the recovery of assets held abroad) and expenses not present in the settlement of domestic investments. There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, armed conflict and diplomatic developments which could affect the value of the Portfolio's investments in certain foreign countries. The Portfolio will not invest more than 35% of its net assets in foreign Senior Loans, and has no current intention to invest more than 10%.

LIQUIDITY RISK. Senior Loans, at present, are generally not readily marketable and are subject to restrictions on resale. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market may exist for many of the Senior Loans in which the Portfolio will invest. Where a secondary market exists, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Senior Loans are thus relatively illiquid, which illiquidity may impair the Portfolio's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. The Portfolio has no limitation on the amount of its assets which may be invested in securities which are not readily marketable or are subject to restrictions on resale. The substantial portion of the Portfolio's assets invested in Senior Loan interests may restrict the ability of the Portfolio to dispose of its investments in a timely fashion and at a fair price, and could result in capital losses. The risks associated with illiquidity are particularly acute in situations where the Fund's operations require cash, such as when the Fund conducts repurchase offers for its shares, and may result in borrowings to meet short-term cash requirements. The Trustees of the Fund will consider the liquidity of the Portfolio's investments in determining the amount of quarterly repurchase offers.

REGULATORY CHANGES. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment by the Portfolio may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans held by the Portfolio.

NON-DIVERSIFICATION. The Fund and the Portfolio have each registered as a "non-diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act") so that, subject to its investment restrictions and in connection with federal income tax rules, with respect to 50% of its total assets, the Portfolio will be able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower or single Lender, although it has no current intention to do so. The Portfolio will not invest more than 10% of the value of its assets in securities (including interests in Senior Loans) of any single Borrower. Moreover, the Portfolio may invest more than 10% (but not more than 25%) of its total assets in Senior Loan interests for which the same intermediate participant is interposed between the Portfolio and the Borrower. To the extent the Portfolio invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Portfolio will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

SPECIAL INVESTMENT PRACTICES
The Portfolio may engage in the following investment practices to seek to enhance income or reduce investment risk, but has no current intention to do so.

INTEREST RATE AND OTHER HEDGING TRANSACTIONS. The Portfolio may purchase or sell derivative instruments (which are instruments that derive their value from another instrument, security or index) to seek to hedge against fluctuations in securities prices or interest rates. The Portfolio's transactions in derivative instruments may include the purchase or sale of futures contracts on securities, securities indices or other indices, other financial instruments; options on futures contracts; exchange-traded and over-the-counter options on securities or indices; index-linked securities; and interest rate swaps. The Portfolio's transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, the other financial instruments' prices; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the Portfolio's initial investment in these instruments. In addition, the Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Portfolio. Transaction costs will be incurred in opening and closing positions in derivative instruments. There can be no assurance that BMR's use of derivative instruments will be advantageous to the Portfolio.

The Portfolio may use interest rate swaps for risk management purposes and not as a speculative investment and would typically use interest rate swaps to shorten the average time to interest rate reset of the Portfolio. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interests, e.g., an exchange of fixed rate payments for floating rate payments. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. BMR has had limited experience in the use of interest rate swaps but has utilized other types of hedging techniques. If BMR is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolio would be less favorable than what it would have been if this investment technique were never used.

SECURITIES LENDING. The Portfolio may seek to increase its income by lending portfolio securities to broker-dealers of other institutional borrowers. During the existence of a loan, the Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive a fee, or all or a portion of the interest on investment of the collateral, if any. However, the Portfolio may pay lending fees to such borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by BMR to be of good standing and when, in the judgement of the Portfolio's management, the consideration which can be earned from securities loans of this type, net of administrative expenses and any finders or other fees, justifies the attendant risk. The financial condition of the borrower will be monitored by BMR on an ongoing basis. The value of the securities loaned will not exceed 30% of the Portfolio's total assets.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements with member banks of the Federal Reserve System or primary dealers in U.S. Government securities. Under a repurchase agreement, the Portfolio buys securities at one price and simultaneously promises to sell back those securities at a higher price. The Portfolio's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date is usually within seven days of the original purchase date. In all cases, BMR must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Portfolio purchased may have declined, the Portfolio could experience a loss.

YIELD AND PERFORMANCE INFORMATION
From time to time, the Fund may quote current yield based on a specific one-month period. Current yield is calculated by dividing the net investment income per share earned during a recent 30-day period by the maximum offering price per share of the Fund on the last day of the period and annualizing the resulting figure. Yield will fluctuate from time to time and is not necessarily representative of future results. Advertisements and communications to present or prospective shareholders may also cite a total return for any period. Total return will be calculated by subtracting the net asset value of a single purchase of shares at a given date from the net asset value of those shares (assuming reinvestment of distributions) on a subsequent date. The difference divided by the original net asset value is the total return. The calculation of the Fund's total return reflects the effect of compounding inasmuch as all dividends and distributions are assumed to be reinvested in additional shares of the Fund at net asset value. In addition, the calculation of total return and current yield may not reflect the imposition of any early withdrawal charges. The Fund may quote total return for the period prior to commencement of operations which would reflect the Portfolio's total return (and that of its predecessor). If the fees or expenses of the Fund or the Portfolio are waived or reimbursed, the Fund's performance will be higher. Information about the performance of the Fund or other investments should not be considered a representation of future Fund performance.

ORGANIZATION OF THE FUND AND THE PORTFOLIO
The Fund is organized as a business trust established under Massachusetts law pursuant to a Declaration of Trust dated August 5, 1993, as amended, and is registered under the 1940 Act. The Trustees of the Fund are responsible for the overall management and supervision of its affairs. The Fund currently has one class of shares of beneficial interest which may be issued in an unlimited number by the Trustees. Each share represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, the shares are fully paid and nonassessable by the Fund and may be repurchased only as described under "Fund Repurchase Offers". There are no annual meetings of shareholders, but special meetings may be held as required by law to elect or remove Trustees and consider certain other matters. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

The Fund's Declaration of Trust may not be amended without the affirmative vote of a majority of the outstanding shares of the Fund (or such greater vote as is described below under "Anti-Takeover Provisions"), except that the Declaration of Trust may be amended by the Trustees to change the name of the Fund, to make such other changes as do not have a materially adverse effect on the rights or interests of shareholders and to conform the Declaration of Trust to applicable federal laws or regulations. The Fund may be terminated
(i) upon the merger or consolidation with or sale of the Fund's assets to another company, if approved by the holders of two-thirds of the outstanding shares of the Fund, except that if the Trustees recommend such transaction, the approval by vote of the holders of a majority of the outstanding shares will be sufficient, or (ii) upon liquidation and distribution of the assets of the Fund, if approved by the holders of two-thirds of the Fund's outstanding shares, except that if the Trustees recommend such transaction, the approval by vote of the holders of a majority of the outstanding shares will be sufficient. If not so terminated, the Fund may continue indefinitely.

ANTI-TAKEOVER PROVISIONS. Each Fund presently has certain anti-takeover provisions in its Declaration of Trust which are intended to limit, and could have the effect of limiting, the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. As indicated above, a two-thirds vote is required for certain transactions. The affirmative vote or consent of the holders of two-thirds of the shares of the Fund (a greater vote than that required by the 1940 Act and, in some cases, greater than the required vote applicable to business corporations under state law) is required to authorize the conversion of the Fund from a closed-end to an open-end investment company (except that if the Trustees recommend such conversion, the approval by vote of the holders of a majority of the outstanding shares will be sufficient) and the affirmative vote or consent of the holders of three-quarters of the shares of the Fund is required to authorize any of the following transactions (the "Transactions"): (i) merger or consolidation of the Fund with or into any corporation; (ii) issuance of any securities of the Fund to any person or entity for cash; (iii) sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $1,000,000 or assets sold in the ordinary course of business); or (iv) sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000) if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of 5% or more of the outstanding shares of the Fund. However, such vote or consent will not be required with respect to the Transactions if the Board of Trustees under certain conditions approves the Transaction. Further, the provisions of the Fund's Declaration of Trust relating to conversion of the Fund to an open-end investment company, the Transactions, the merger or consolidation with or sale of the Fund's assets, and the liquidation and distribution of the Fund's assets may not be amended without the affirmative vote or consent of two-thirds of the outstanding shares of the Fund. Reference is made to the Declaration of Trust of the Fund, on file with the SEC, for the full text of these provisions.

The foregoing provisions will make more difficult the conversion of the Fund to an open-end investment company and the consummation of the Transactions without the Trustees' approval, and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices, in the event that a secondary market for the Fund shares does develop, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. However, the Board of Trustees has considered these anti-takeover provisions and believes that they are in the shareholders' best interests and benefit shareholders by providing the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid.

MASTER-FEEDER STRUCTURE. The Trustees of the Fund have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure may offer opportunities for growth in the assets of the Portfolio, and may afford the potential for economies of scale for the Fund. The other investors in the Portfolio will affect its liquidity, and therefore, could reduce the amount of the Fund's repurchase offers.

THE PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. In addition to selling an interest to the Fund, the Portfolio may sell interests to other affiliated and non-affiliated investment companies or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, these differences may result in differences in returns experienced by investors in the various funds that may invest in the Portfolio. Such differences in returns are also present in other fund structures, including mutual funds that have multiple classes of shares. Information regarding other pooled investment entities or funds which invest in the Portfolio may be obtained by contacting the Principal Underwriter.

Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of Senior Loans and noncash assets (as opposed to a cash distribution from the Portfolio). If Senior Loans and noncash assets are distributed, the Fund could incur brokerage, tax or other charges in converting them to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments and will adversely affect the liquidity of the Fund.

In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Fund determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all of its assets (or the assets of another investor in the Portfolio) from the Portfolio.

MANAGEMENT OF THE FUND AND THE PORTFOLIO
The Portfolio engages BMR, a wholly-owned subsidiary of Eaton Vance, to act as its investment adviser under an Investment Advisory Agreement (the "Advisory Agreement"). Under the general supervision of the Portfolio's Board of Trustees, BMR will carry out the investment and reinvestment of the assets of the Portfolio, will furnish continuously an investment program with respect to the Portfolio, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. BMR will furnish to the Portfolio investment advice and office facilities, equipment and personnel for servicing the investments of the Portfolio. BMR will compensate all Trustees and officers of the Portfolio who are members of the BMR organization and who render investment services to the Portfolio, and will also compensate all other BMR personnel who provide research and investment services to the Portfolio. In return for these services, facilities and payments, the Portfolio has agreed to pay BMR as compensation under the Advisory Agreement a monthly fee in the amount of 19/240 of 1% (equivalent to 0.95% annually) of the average daily gross assets of the Portfolio. Gross assets of the Portfolio shall be calculated by deducting all liabilities of the Portfolio except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Portfolio.

The Trustees of the Portfolio have voted to accept a waiver of BMR's compensation so that the aggregate advisory fees paid by the Portfolio under the Advisory Agreement during any fiscal year or portion thereof after the Fund begins to invest its assets in the Portfolio will not exceed on an annual basis: (a) 0.95% of average daily gross assets of the Portfolio up to and including $1 billion; (b) 0.90% of average daily gross assets in excess of $1 billion up to and including $2 billion; and (c) 0.85% of average daily gross assets in excess of $2 billion. The Portfolio paid BMR advisory fees equivalent to 0.89% of the Portfolio's average daily gross assets for the fiscal year ended December 31, 1997.


Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. BMR or Eaton Vance currently serves as the investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $27 billion, of which approximately $25 billion is in investment companies, including about $6 billion in the Portfolio and an investment company that invests primarily in Senior Loans. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance.


Scott H. Page and Payson F. Swaffield have acted as co-portfolio managers of the Portfolio since August 1, 1996. Mr. Page has been a Vice President of Eaton Vance and BMR since 1992 and an employee of Eaton Vance since 1989. Mr. Swaffield has been a Vice President of Eaton Vance and BMR since 1992 and an employee of Eaton Vance since 1990.

The Fund, the Portfolio and BMR have adopted Codes of Ethics relating to personal securities transactions. The Codes permit Eaton Vance personnel to invest in securities (including securities that may be purchased or held by the Portfolio) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes.

The Fund has engaged Eaton Vance to act as its administrator under an Administration Agreement (the "Administration Agreement"). Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund's Board of Trustees. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render executive and administrative services to the Fund, and will also compensate all other Eaton Vance personnel who perform management and administrative services for the Fund. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders' meetings, providing services in connection with quarterly repurchase offers and other administrative services necessary to conduct the Fund's business. In return for these services, facilities and payments, the Fund pays Eaton Vance as compensation under the Administration Agreement a monthly fee in the amount of 1/48 of 1% (equivalent to 0.25% annually) of the average daily gross assets of the Portfolio attributable to the Fund. In calculating the gross assets of the Portfolio, all liabilities of the Portfolio shall be deducted except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Portfolio. For the fiscal year ended December 31, 1997, the amount of administration fees paid by the Fund to Eaton Vance was equal to 0.25% (annually) of the average daily gross assets of the Portfolio attributable to the Fund.

Like most investment companies, the Fund and the Portfolio rely on computers in conducting daily business and processing information. There is a concern that on January 1, 2000 some computer programs will be unable to recognize the new year and as a consequence computer malfunctions will occur. The Administrator is taking steps that it believes are reasonably designed to address this potential problem and to obtain satisfactory assurance from other service providers to the Fund and Portfolio that they are also taking steps to address the issue. There can, however, be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund, the Portfolio or shareholders.

The Portfolio and the Fund, as the case may be, will each be responsible for all of its respective costs and expenses not expressly stated to be payable by BMR under the Advisory Agreement, by Eaton Vance under the Administration Agreement or by the Principal Underwriter under its Distribution Agreement.

SERVICE PLAN
In addition to advisory fees and other expenses, the Fund pays service fees pursuant to a Service Plan (the "Plan") designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc., as if such rule were applicable. THE PLAN PROVIDES THAT THE FUND MAY MAKE SERVICE FEE PAYMENTS FOR PERSONAL SERVICES AND/OR THE MAINTENANCE OF SHAREHOLDER ACCOUNTS TO THE PRINCIPAL UNDERWRITER, FINANCIAL SERVICE FIRMS ("AUTHORIZED FIRMS") AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING
 .25% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR ANY FISCAL YEAR. The Trustees of the Fund have initially implemented the Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .15% of the Fund's average daily net assets for each fiscal year. The Principal Underwriter will retain the service fee in the first year (as reimbursement for an initial service fee payment of .15% to Authorized Firms at the time of sale) and each quarter thereafter only with respect to shares that are repurchased. However, the Plan authorizes the Trustees of the Fund to increase payments without further action by shareholders of the Fund, provided that the aggregate amount of payments made to such persons under the Plan in any fiscal year of the Fund does not exceed .25% of the Fund's average daily net assets. For the fiscal year ended December 31, 1997, the Fund paid or accrued service fees under the Plan equivalent to 0.15% of the Fund's average daily net assets for such year.

VALUING SHARES
THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by the Fund's custodian, Investors Bank & Trust Company ("IBT") (as agent for the Fund) in the manner authorized by the Trustees of the Fund. The Fund will be closed for business and will not price its shares on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities by the number of shares outstanding. Because the Fund invests its assets in an interest in the Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).

The Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) in the manner authorized by the Trustees of the Portfolio. Net asset value is computed by determining the value of the Portfolio's total assets (the loans and securities it holds plus any cash or other assets, including interest accrued but not yet received), and subtracting all of the Portfolio's liabilities (including the outstanding principal amount of any indebtedness issued and any unpaid interest thereon).

Because Senior Loans are not actively traded in a public market, BMR, following procedures established by the Portfolio's Trustees, will value the Senior Loans held by the Portfolio at fair value. In valuing a Senior Loan, BMR will consider relevant factors, data, and information, including: (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Loan and any related agreements, and the position of the Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations (if considered reliable) for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the reputation and financial condition of the Agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan.

HOW TO BUY SHARES
The Fund is engaged in a continuous public offering of its shares at net asset value without an initial sales charge. The Fund does not currently intend to list its shares on any national securities exchange. The Principal Underwriter will make payments from its own assets to certain Authorized Firms who have sales agreements with the Principal Underwriter.

From time to time the Fund may suspend the continuous offering of its shares. During any such suspension, shareholders who reinvest their distributions in additional shares will be permitted to continue such reinvestments, and the Fund may permit tax sheltered retirement plans which own shares to purchase additional shares of the Fund. The Fund may also refuse any order for the purchase of shares.

HOW TO BUY SHARES FOR CASH. Investors in the Fund may not purchase shares of the Fund through Authorized Firms at the net asset value per share of the Fund next determined after an order is effective. Pursuant to its Distribution Agreement with the Principal Underwriter, the Fund has authorized the Principal Underwriter to distribute its shares on a "best efforts" basis through Authorized Firms. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm.

An initial investment in the Fund must be at least $5,000 ($2,000 in the case of Individual Retirement Accounts). Once an account has been established, the investor may send investments of $50 or more at any time directly to the Fund's Transfer Agent as follows: First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. See "Eaton Vance Shareholder Services".

The Principal Underwriter compensates the Authorized Firms at the rate of .75% of the dollar amount of the shares being purchased, consisting of .60% of sales commission and .15% of service fee (for the first year's services). No compensation is paid for exchanges from another Eaton Vance fund, and exchanges will be refused if shares in such other fund (and any prior Eaton Vance funds) have been held for less than 30 days.

If the shares remain outstanding for at least one year, the Principal Underwriter will compensate the Authorized Firms at an annual rate, paid monthly, equal to .60% of the value of Fund shares sold by such Authorized Firms and remaining outstanding. Compensation paid to Authorized Firms at the time of purchase and the monthly payments mentioned above do not represent an additional expense to shareholders since such payments will be made from BMR's, the Principal Underwriter's and Eaton Vance's own assets, which may include amounts received by the Principal Underwriter as early withdrawal charges or service fees, amounts received by BMR under its Advisory Agreement with the Portfolio and amounts received by Eaton Vance under its Administration Agreement with the Fund. For the fiscal year ended December 31, 1997, the Principal Underwriter made compensation payments to Authorized Firms in the aggregate amount of approximately $9,092,204. The compensation paid to Authorized Firms and the Principal Underwriter, including the compensation paid at the time of purchase, the monthly payments mentioned above, any additional incentives mentioned below, and the early withdrawal charge, if any, will not in the aggregate exceed any applicable limit, unless the approval of the National Association of Securities Dealers, Inc. ("NASD") has been received.

The Principal Underwriter may also, from time to time, at its own expense, provide additional cash incentives to Authorized Firms which employ registered representatives who sell a minimum dollar amount of the Fund's shares and/or shares of other funds distributed by the Principal Underwriter. Upon NASD approval, the Principal Underwriter may provide non-cash incentives to Authorized Firms.

The Portfolio will limit its investments to those which are eligible for purchase by national banks for their own portfolios. The conditions and restrictions governing the purchase of Fund shares by national banks are set forth in the U.S. Comptroller of the Currency's Banking Circular 220. Subject to such conditions and restrictions, national banks may acquire Fund shares for their own investment portfolio.

ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Administrator, in exchange for Fund shares at their net asset value as determined above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable net asset value per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.

Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through the Principal Underwriter or an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from the Principal Underwriter or Authorized Firms), as follows:

IN THE CASE OF BOOK ENTRY:                                     IN THE CASE OF PHYSICAL DELIVERY:
Deliver through Depository Trust Co.                           Investors Bank & Trust Company
Broker #2212                                                   Attention: EV Classic Senior Floating-Rate Fund
Investors Bank & Trust Company                                 Physical Securities Processing Settlement Area
For A/C EV Classic Senior Floating-Rate Fund                   200 Clarendon Street
                                                               Boston, MA 02116

Investors who are contemplating an exchange of securities for shares, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities.

USE OF PROCEEDS. As of the date of this Prospectus, the net proceeds from the sale of the Fund's shares currently outstanding were approximately $2.8 billion, all of which was invested in the Portfolio. Proceeds from the continuous offering of Fund shares will be used to increase the Fund's interest in the Portfolio. Pending investment in Senior Loans, the proceeds will be held by the Portfolio in cash or invested in investment grade short-term debt obligations.

FUND REPURCHASE OFFERS
As a matter of fundamental policy which cannot be changed without shareholder approval, the Fund is required in the months of MARCH, JUNE, SEPTEMBER and DECEMBER to offer to repurchase at least 5% and up to 25% of its shares. Under normal market conditions, the Trustees expect to authorize a 25% offer. (The Fund may also make a discretionary repurchase offer once every two years but has no current intention to do so.) The repurchase price will be the net asset value determined not more than 14 days following the repurchase request deadline and payment for all shares repurchased pursuant to these offers will be made not later than 7 days after the repurchase pricing date. Under normal circumstances, it is expected that net asset value will be determined on the repurchase request deadline and payment for shares tendered will be made within 3 business days after such deadline. During the period the offer to repurchase is open shareholders may obtain the current net asset value by calling 1-800-225-6265, option 2 (fund #132).

At least 21 days prior to the repurchase request deadline the Fund will mail written notice to each shareholder setting forth the number of shares the Fund will repurchase, the repurchase request deadline and other terms of the offer to repurchase, and the procedures for shareholders to follow to request a repurchase. THE REPURCHASE REQUEST DEADLINE WILL BE STRICTLY OBSERVED. Shareholders and financial intermediaries failing to submit repurchase requests in good order by such deadline will be unable to liquidate shares until a subsequent repurchase offer.

If more shares are tendered for repurchase than the Fund has offered to repurchase, the Board may, but is not obligated, to increase the number of shares to be repurchased by 2% of the Fund shares outstanding; if there are still more shares tendered than are offered for repurchase, shares will be repurchased on a pro-rata basis. Thus, shareholders may be unable to liquidate all or a given percentage of their shares and some shareholders may tender more shares than they wish to have repurchased in order to ensure repurchase of at least a specific number of shares. Shareholders may withdraw shares tendered for repurchase at any time prior to the repurchase request deadline.

Repurchase offers and the need to fund repurchase obligations may affect the ability of the Portfolio to be fully invested, which may reduce returns. Moreover, diminution in the size of the Portfolio through repurchases without offsetting new sales may result in untimely sales of portfolio securities and a higher expense ratio, and may limit the ability of the Portfolio to participate in new investment opportunities. Repurchases resulting in portfolio turnover will result in additional expenses being borne by the Portfolio. The Portfolio may borrow to meet repurchase obligations which entails certain risks and costs. See "Borrowings and Leverage". The Portfolio may also sell portfolio securities to meet repurchase obligations which, in certain circumstances, may adversely affect the market for Senior Loans and reduce the Fund's value.

The Fund may suspend or postpone a repurchase offer only: (A) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Internal Revenue Code; (B) for any period during which the Exchange or any market in which the securities owned by the Portfolio are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (C) for any period during which an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Portfolio or Fund fairly to determine the value of its net assets; or (D) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

EARLY WITHDRAWAL CHARGE: An early withdrawal charge to recover distribution expenses will not be charged in connection with most shares held for less than one year which are accepted by the Fund for repurchase pursuant to repurchase offers. The early withdrawal charge will be imposed on those shares accepted for repurchase the amount of which exceeds the aggregate value at the time the repurchase is accepted of (a) all shares in the account purchased more than one year prior to such acceptance, (b) all shares in the account acquired through reinvestment of distributions, and (c) the increase, if any, of value of all other shares in the account (namely those purchased within the one year preceding the acceptance) over the purchase price of such shares. The early withdrawal charge will be paid to the Principal Underwriter. In determining whether an early withdrawal charge is payable, it is assumed that the acceptance of a repurchase offer would be made from the earliest purchase of shares. The early withdrawal charge will be equal to 1% of the value of shares accepted for repurchase pursuant to a repurchase offer. No early withdrawal charge will be imposed on Fund shares sold to Eaton Vance, or its affiliates, or to their respective employees or clients. The early withdrawal charge will also be waived for shares repurchased as part of a required distribution from a tax-sheltered retirement plan, provided that the aggregate amount of such repurchase does not exceed 12% of the account balance. During the fiscal year ended December 31, 1997, the Principal Underwriter received approximately $1,191,000 in early withdrawal charges.

EXCHANGES: The Fund makes available to shareholders who are submitting shares for repurchase the privilege of exchanging Fund shares at net asset value for Class C shares of one or more open-end investment companies in the Eaton Vance Group of Funds or Eaton Vance Money Market Fund, which are subject to a contingent deferred sales charge. Any such exchange will be made on the basis of the net asset value per share of each fund at the time of exchange. Exchange offers are available only in states where shares of the fund acquired may legally be sold. No early withdrawal charge will be imposed on shareholders choosing to exchange their Fund shares for shares of any such fund; however, the exchanging shareholder will be subject to a charge in the event of a redemption of the shares acquired in the exchange. Shares of certain other funds advised or administered by Eaton Vance may be exchanged for shares of the Fund at net asset value per share, but subject to any restrictions or qualifications set forth in the current prospectus of any such fund. For the purposes of calculating the early withdrawal or contingent deferred sales charge applicable to shares acquired in an exchange, the schedule of charges applicable to the shares at the time of purchase will apply and, the purchase of shares is deemed to have occurred at the time of the original purchase of the exchanged shares.

The Fund may implement an automatic exchange program whereby shareholders can elect to have a fixed amount invested in another Eaton Vance Fund quarterly. Such investments would be subject to the Fund's repurchase offer limitations, but shareholders would not be required to submit a repurchase offer request each quarter.

The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. An exchange may result in a taxable gain or loss.

REPORTS TO SHAREHOLDERS
THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the independent accountants. Shortly after the end of each calendar year, shareholders will be furnished with information necessary for preparing federal and state tax returns.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF SHARES, THE TRANSFER AGENT WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE FUND'S RECORDS. This account is a complete record of all transactions which at all times shows the balance of shares owned. Shares are held in non-certificated form by the Fund's Transfer Agent for the account of the shareholder. The Fund will not issue share certificates except upon request.

At least quarterly, shareholders will receive a statement showing complete details of any transaction and the current share balance in the account. THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS IN SHARES BY SENDING A CHECK FOR $50 OR MORE to the Transfer Agent.

Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 (please provide the name of the shareholder, the Fund and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Fund's dividend disbursing agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The currently effective option will appear on each account statement.

SHARE OPTION -- Dividends and capital gains will be reinvested in additional shares.

INCOME OPTION -- Dividends will be paid in cash and capital gains will be reinvested in additional shares.

CASH OPTION -- Dividends and capital gains will be paid in cash.

The SHARE OPTION will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under federal income tax laws. If shareholder communications are returned by the United States Postal Service or other delivery service as not deliverable, the distribution option on the account will be automatically changed to the SHARE OPTION until such time as the shareholder selects a different option. No interest will accrue on amounts represented by uncashed distribution or repurchase checks.

DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

EATON VANCE SHAREHOLDER SERVICES
THE FUND OFFERS THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, is available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the Fund as an expense to all shareholders.

INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $5,000 minimum investment has been made, checks of $50 or more payable to the order of EV Classic Senior Floating-Rate Fund may be mailed directly to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 at any time -- whether or not distributions are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.

BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Once the $5,000 minimum investment has been made, cash investments of $50 or more may be made automatically each month or quarter from the shareholder's bank account.

REINVESTMENT PRIVILEGE: A shareholder whose shares have been repurchased pursuant to a repurchase offer may reinvest, with credit for any early withdrawal charge paid on the value of the repurchased shares, any portion or all of the repurchase proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in shares of the Fund, provided that the reinvestment is effected within 60 days after such repurchase. For purposes of determining any early withdrawal charge upon acceptance of a subsequent repurchase offer, the shareholder's prior period of ownership will be included in this calculation. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the Fund (or by the Fund's Transfer Agent). The amount of any early withdrawal charge related to the prior purchase will be credited to the shareholder's account and also reinvested at the then current net asset value. A reinvesting shareholder may realize a gain or loss for federal tax purposes as a result of such prior sale in the repurchase offer, but to the extent that the shareholder realizes a loss upon a repurchase of shares by the Fund and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are purchased through reinvestment of dividends or otherwise) within the period beginning 30 days before and ending 30 days after the date of the repurchase by the Fund, some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers.

TAX-SHELTERED RETIREMENT PLANS: Shares of the Fund are available for purchase in connection with certain tax-sheltered retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the Principal Underwriter. This information should be read carefully and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the Principal Underwriter. Under all plans, distributions will be automatically reinvested in additional shares.

DISTRIBUTIONS AND TAXES
The Fund declares daily and distributes monthly substantially all of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain, if any) and distributes annually net capital gain, if any (usually in December). Daily distribution crediting will commence on the business day after collected funds for the purchase of Fund shares are available at the Transfer Agent, even if orders to purchase shares had been placed with Authorized Firms. Investors who purchase shares shortly before the record date of a capital gain distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. The Fund's distributions will not qualify for the dividends-received deduction for corporations. The Fund expects distributions to consist primarily of investment company taxable income which is taxable to shareholders as ordinary income, whether paid in cash or additional shares of the Fund. Certain distributions paid in January will be taxable to shareholders as if received on December 31 of the prior year.

The repurchase of Fund shares may result in a taxable gain or loss to the redeeming shareholder, depending on whether the amount received is greater or less than such shareholder's adjusted tax basis in the shares. An exchange of shares of the Fund for shares of another Eaton Vance fund generally will have similar tax consequences. Different tax consequences may apply for tendering and nontendering shareholders in connection with a repurchase offer, and these consequences will be disclosed in the related offering documents. For example, it is possible that repurchases not treated as an exchange for federal income tax purposes might result in different tax characterizations of the distributions to tendering shareholders and in deemed distributions to non-tendering shareholders.

Taxable distributions to certain shareholders, including those who have not provided the Fund with their correct taxpayer identification number and other required certifications, may be subject to "backup" federal tax withholding of 31%.

The foregoing only summarizes some of the federal tax consequences to shareholders of investing in shares of the Fund, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors, individual retirement accounts and other retirement plans. Investors should consult their tax advisers.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                     Page                                                       Page
---------------------------------------------------------------------------------------------------------------------
Additional Information about Investment Policies        2    Service Plan                                         11
Investment Restrictions                                 4    Custodian                                            12
Trustees and Officers                                   5    Transfer and Dividend Paying Agent and Registrar     12
Control Persons and Principal Holders of Shares         7    Performance Information                              12
Investment Advisory and Other Services                  7    Other Information                                    14
Determination of Net Asset Value                        9    Auditors                                             15
Portfolio Trading                                      10    Financial Statements                                 16
Taxes                                                  10    Appendix A: Corporate Bond Ratings                  a-1
---------------------------------------------------------------------------------------------------------------------

{LOGO}              Investing
EATON VANCE           for the
Mutual Funds             21st
                      Century


-------------------------------------------------------------------------------

EV Classic Senior
Floating-Rate Fund


Prospectus
November 2, 1998







-------------------------------------------------------------------------------

Investment Adviser of Senior Debt Portfolio
Boston Management and Research, 24 Federal Street, Boston, MA 02110

Administrator of EV Classic Senior Floating-Rate Fund
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

Custodian
Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116

Transfer Agent
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122

Auditors
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110


                                                                           CSFRP

                                                          STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                          November 2, 1998

                     EV CLASSIC SENIOR FLOATING-RATE FUND
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265

--------------------------------------------------------------------------------
TABLE OF CONTENTS
                                                                            Page
Additional Information about Investment Policies ..........................    2
Investment Restrictions ...................................................    4
Trustees and Officers .....................................................    5
Control Persons and Principal Holders of Shares ...........................    7
Investment Advisory and Other Services ....................................    7
Determination of Net Asset Value ..........................................    9
Portfolio Trading .........................................................   10
Taxes .....................................................................   10
Service Plan ..............................................................   11
Custodian .................................................................   12
Transfer and Dividend Paying Agent and Registrar ..........................   12
Performance Information ...................................................   12
Other Information .........................................................   14
Auditors ..................................................................   15
Financial Statements ......................................................   16
Appendix A: Ratings of Corporate Bonds ....................................  a-1
--------------------------------------------------------------------------------

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF EV CLASSIC SENIOR FLOATING-RATE FUND (THE "FUND") DATED NOVEMBER 2, 1998, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE FUND'S PRINCIPAL UNDERWRITER, EATON VANCE DISTRIBUTORS, INC. (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

    Capitalized terms used in this Statement of Additional Information and not otherwise defined have the meanings given them in the Fund's Prospectus.

               ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

Lending Fees. In the process of buying, selling and holding Senior Loans the Portfolio may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Portfolio buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Portfolio may include covenant waiver fees and covenant modification fees.

Borrower Covenants. A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the Lender or lending syndicate (the "Loan Agreement"). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the lenders directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

Administration of Loans. In a typical Senior Loan the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Portfolio will generally rely upon the Agent or an intermediate participant to receive and forward to the Portfolio its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Portfolio has direct recourse against the Borrower, the Portfolio will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Portfolio will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Portfolio and the other lenders pursuant to the applicable Loan Agreement.

    A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Portfolio were determined to be subject to the claims of the Agent's general creditors, the Portfolio might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants similar risks may arise.

Prepayments. Senior Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Portfolio derives interest income will be reduced. However, the Portfolio may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Fund's performance because the Portfolio should be able to reinvest prepayments in other Senior Loans that have similar or identical yields and because receipt of such fees may mitigate any adverse impact on the Fund's yield.

Other Information Regarding Senior Loans. From time to time BMR and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to or acquire them from the Portfolio or may be intermediate participants with respect to Senior Loans in which the Portfolio owns interests. Such banks may also act as Agents for Senior Loans held by the Portfolio.

    The Portfolio may acquire interests in Senior Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Portfolio may also invest in Senior Loans of Borrowers who have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

    To the extent that collateral consists of the stock of the Borrower's subsidiaries or other affiliates, the Portfolio will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Portfolio may invest in Senior Loans guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and, indirectly, Senior Loans.

    If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Portfolio's security interest in the loan collateral or subordinate the Portfolio's rights under the Senior Loan to the interests of the Borrower's unsecured creditors. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Portfolio. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Portfolio's security interest in loan collateral. If the Portfolio's security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, it is unlikely that the Portfolio would be able to recover the full amount of the principal and interest due on the Loan.

Interest Rate Swaps. The Portfolio may enter into interest rate swaps on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. For example, if the Portfolio holds a Senior Loan with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the Senior Loan because of subsequent changes in interest rates. This would protect the Portfolio from a decline in the value of the Senior Loan due to rising interest rates, but would also limit its ability to benefit from falling interest rates.

    The Portfolio will enter into interest rate swaps only on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes and because a segregated account will be used, the Portfolio will not treat them as being subject to the Portfolio's borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. The Portfolio will not enter into any interest rate swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by BMR. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

    The Portfolio may enter into interest rate swaps only with respect to positions held in its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make or receive. Since interest rate swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its rights to receive interest on Senior Loans and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

                           INVESTMENT RESTRICTIONS

    The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this Statement of Additional Information means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund. As a matter of fundamental policy the Fund may not:

    (1) Borrow money, except as permitted by the Investment Company Act of 1940;

    (2) Issue senior securities, as defined in the Investment Company Act of 1940, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above;

    (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of loan interests, securities or other investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

    (4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio investment;

    (5) Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objective and policies,
(b) entering into repurchase agreements, and (c) lending its portfolio securities;

    (6) Purchase any security if, as a result of such purchase, more than 25% of the Fund's total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for the purpose of this restriction); provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

    (7) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities; or

    (8) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments.

    The Fund has no present intention of engaging in options or futures transactions or of issuing preferred shares.

    For the purpose of investment restriction (6), the Fund will consider all relevant factors in determining who is the issuer of the loan interest, including: the credit quality of the Borrower, the amount and quality of the collateral, the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements), the degree to which the credit of such interpositioned person was deemed material to the decision to purchase the loan interest, the interest rate environment, and general economic conditions applicable to the Borrower and such interpositioned person. In addition, with respect to restriction (6) above, the Fund will construe the phrase "more than 25%" to be "25% or more".

    The Fund, as a matter of fundamental policy which may not be changed without a vote of a majority of its outstanding voting securities and in accord with the provisions of Rule 23c-3 (as amended from time to time) under the 1940 Act, shall make repurchase offers for its common shares of beneficial interest at periodic intervals of three months between repurchase request deadlines, such deadlines to be dates in the months of March, June, September and December determined by the Board of Trustees with the repurchase pricing date and time being not later than the close of business fourteen days after the repurchase request deadline (or the next business day if the 14th day is not a business day).

    The Portfolio, as a matter of fundamental policy which may not be changed without a vote of a majority of its outstanding voting securities and in accord with the provisions of Rule 23c-3 (as amended from time to time) under the 1940 Act, shall make repurchase offers for its interests at periodic intervals of three months to each holder of its interests between repurchase request deadlines, such deadlines to be dates determined by the Board of Trustees in the months when each such holder conducts its periodic repurchases with the repurchase pricing date and time being not later than the close of business fourteen days after the repurchase request deadline (or the next business day if the 14th day is not a business day).

    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the Fund.

    The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio.

    The Fund and the Portfolio have each adopted the following nonfundamental investment policy which may be changed with respect to the Fund by the Trustees of the Fund without approval by the Fund's shareholders or may be changed with respect to the Portfolio by the Trustees of the Portfolio without the approval of the Fund or the Portfolio's other investors. As a matter of nonfundamental policy, neither the Fund nor the Portfolio may make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

    Whenever an investment policy or investment restriction set forth in the Prospectus or this Statement of Additional Information states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's or the Portfolio's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances will not compel the Fund or the Portfolio, as the case may be, to dispose of such security or other asset. Notwithstanding the foregoing, under normal market conditions the Fund and the Portfolio must take actions necessary to comply with the policy of investing at least 80% of total assets in interests in Loans. Moreover, the Fund and the Portfolio must always be in compliance with the borrowing policies set forth above.

                            TRUSTEES AND OFFICERS

    The Trustees and officers of the Fund and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110. Those Trustees who are "interested persons" of the Fund or the Portfolio as defined in the 1940 Act, are indicated by an asterisk(*).

                    TRUSTEES OF THE FUND AND THE PORTFOLIO

JAMES B. HAWKES (57), President and Trustee*
Chairman, President and Chief Executive Officer of BMR, Eaton Vance and their corporate parent and trustee (EVC and EV); Director of EVC and EV. Trustee and officer of various investment companies managed by Eaton Vance or BMR.

DONALD R. DWIGHT (67), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

SAMUEL L. HAYES, III (63), Trustee
Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University
  Graduate School of Business Administration. Trustee of the Kobrick-Cendant Investment Trust (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 345 Nahatan Road, Westwood, Massachusetts 02090

NORTON H. REAMER (63), Trustee
Chairman of the Board and Chief Executive Officer, United Asset Management
  Corporation (a holding company owning institutional investment management firms); Chairman, President and Director of UAM Funds (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (72), Trustee
Former Director of Fiduciary Company Incorporated. Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR (68), Trustee
Investment Adviser and Consultant. Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

                    OFFICERS OF THE FUND AND THE PORTFOLIO

SCOTT H. PAGE (38), Vice President
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

PAYSON F. SWAFFIELD (42), Vice President
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR (53), Treasurer
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER (58), Secretary
Vice President and Chief Legal Officer of BMR, Eaton Vance and EVC since
  November 1, 1996. Previously, he was a Partner of the law firm of Kirkpatrick & Lockhart LLP, New York and Washington, D.C., and was Executive Vice President of Neuberger & Berman Management, Inc., a mutual fund management company. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (62), Assistant Treasurer and Assistant Secretary
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (35), Assistant Secretary
Assistant Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

ERIC G. WOODBURY (41), Assistant Secretary
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

    Messrs. Hayes (Chairman), Reamer and Thorndike are members of the Special Committee of the Board of Trustees of the Fund and of the Portfolio. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Fund and the Portfolio, including investment advisory (Portfolio only), administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund, the Portfolio or investors therein.

    The Nominating Committee of the Board of Trustees of the Fund and the Portfolio is comprised of four Trustees who are not "interested persons" as that term is defined under the 1940 Act ("noninterested Trustees"). The Committee has four-year staggered terms, with one member rotating off the Committee to be replaced by another noninterested Trustee. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates.

    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Fund and of the Portfolio. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Fund and of the Portfolio.

    Trustees of the Portfolio who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees" Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Portfolio nor the Fund has a retirement plan for its Trustees.

    Each interested Trustee and officer holds comparable positions with certain affiliates of BMR or with certain other funds of which BMR or Eaton Vance is the investment adviser or distributor.

    The fees and expenses of the noninterested Trustees of the Fund and of the Portfolio are paid by the Fund and the Portfolio, respectively. (The Trustees of the Fund and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio). During the fiscal year ended December 31, 1997, the noninterested Trustees of the Fund and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio, and the funds in the Eaton Vance fund complex(1):

                                            AGGREGATE         AGGREGATE        TOTAL COMPENSATION
                                           COMPENSATION      COMPENSATION        FROM FUND AND
NAME                                        FROM FUND       FROM PORTFOLIO        FUND COMPLEX
                                           ------------     --------------     ------------------
Donald R. Dwight ......................        $701             $5,994(2)           $145,000(5)
Samuel L. Hayes, III ..................         645              5,963(3)            155,000(6)
Norton H. Reamer ......................         628              5,684               145,000
John L. Thorndike .....................         657              5,910(4)            145,000(7)
Jack L. Treynor .......................         705              6,277               150,000
------------
(1) As of January 1, 1998, the Eaton Vance fund complex consists of 159 registered investment companies or series thereof.
(2) Includes $2,651 of deferred compensation.
(3) Includes $2,051 of deferred compensation.
(4) Includes $5,910 of deferred compensation.
(5) Includes $45,000 of deferred compensation.
(6) Includes $38,750 of deferred compensation.
(7) Includes $107,925 of deferred compensation.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SHARES

    As of September 30, 1998, the Trustees and officers of the Fund, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. To the knowledge of the Fund, no person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                    INVESTMENT ADVISORY AND OTHER SERVICES

    Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies.

    Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts. Eaton Vance mutual funds feature international equities, domestic equities, tax-free municipal bonds, and U.S. government and corporate bonds. Lloyd George Management has advised Eaton Vance's international equity funds since 1992. Founded in 1991, Lloyd George is headquartered in Hong Kong with offices in London and Mumbai, India. It has established itself as a leader in investment management in Asian equities and other global markets. Lloyd George features an experienced team of investment professionals that began working together in the mid-1980s. Lloyd George analysts cover East Asia, the India subcontinent, Russia and Eastern Europe, Latin America, Australia and New Zealand from offices in Hong Kong, London and Mumbai. Together Eaton Vance and Lloyd George manage over $28 billion in assets. Eaton Vance mutual funds are distributed by the Principal Underwriter both within the United States and offshore.

    The Principal Underwriter believes that an investment professional can provide valuable services to you to help you reach your investment goals. Meeting investment goals requires time, objectivity and investment savvy. Before making an investment recommendation, a representative can help you carefully consider your short- and long-term financial goals, your tolerance for investment risk, your investment time frame, and other investments you may already own. Your professional investment representatives are knowledgeable about financial markets, as well as the wide range of investment opportunities available. A representative can help you decide when to buy, sell or persevere with your investments. A professional investment representative can provide you with tailored financial advice.

    For the period from the start of business, February 22, 1995, to the year ended December 31, 1995, the Portfolio paid BMR advisory fees aggregating $8,544,646, which was equal to 0.94% (annualized) of the Portfolio's average daily gross assets for such period. For the fiscal year ended December 31, 1996, the Portfolio paid BMR advisory fees aggregating $21,643,760 which was equal to 0.91% of the Portfolio's average daily gross assets. For the fiscal year ended December 31, 1997, the Portfolio paid BMR advisory fees aggregating $31,751,900 which was equal to 0.89% of the Portfolio's average daily gross assets. As at December 31, 1997, the gross assets of the Portfolio were $4,035,071,925. BMR's fee waiver described in the Prospectus is indefinite, but could be removed or changed upon agreement of BMR and the Portfolio's Board of Trustees at any time.

    For the fiscal years ended December 31, 1997 and 1996 the Fund paid Eaton Vance administration fees of $4,213,131 and $2,348,205, respectively, which was equal to 0.25% of the average daily gross assets of the Portfolio attributable to the Fund for each fiscal year. For the period from the start of business, February 24, 1995, to the fiscal year ended December 31, 1995, the Fund paid Eaton Vance an administration fee of $433,285, which was equal to 0.25% (annualized) of the average daily gross assets of the Portfolio attributable to the Fund for such period.

    The Portfolio and the Fund, as the case may be, will each be responsible for all of its respective costs and expenses not expressly stated to be payable by BMR under the Advisory Agreement with the Portfolio, by Eaton Vance under the Administration Agreement with the Fund or by the Principal Underwriter under its Distribution Agreement with the Fund. Such costs and expenses to be borne by the Portfolio and the Fund, as the case may be, include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws and governmental fees; expenses of reports to shareholders and investors, proxy statements and other expenses of shareholders' or investors' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with BMR or Eaton Vance; expenses of conducting repurchase offers for the purpose of repurchasing Portfolio interests or Fund shares; and investment advisory and administration fees. The Portfolio and the Fund will also each bear expenses incurred in connection with any litigation in which the Portfolio or the Fund, as the case may be, is a party and any legal obligation to indemnify its respective officers and Trustees with respect thereto, to the extent not covered by insurance.

    The Portfolio's Advisory Agreement continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and
(ii) by the Trustees of the Portfolio or by vote of a majority of the outstanding interests of the Portfolio. The Fund's Administration Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Fund's Trustees. Each agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Trustees of the Fund or the Portfolio, as the case may be, BMR or Eaton Vance, as applicable, or by vote of the majority of the outstanding shares of the Fund or interests of the Portfolio, as the case may be. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund or the Portfolio under such agreements on the part of Eaton Vance or BMR, as applicable, Eaton Vance or BMR will not be liable to the Fund or the Portfolio, as applicable, for any loss incurred, to the extent not covered by insurance.

    BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of BMR and Eaton Vance. BMR, Eaton Vance and EV are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are M. Dozier Gardner, James B. Hawkes, Benjamin A. Rowland, Jr., John G.L. Cabot, John M. Nelson, Vincent M. O'Reilly and Ralph Z. Sorenson. All of the issued and outstanding shares of Eaton Vance are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Gardner, Hawkes, Rowland, and Alan R. Dynner, Thomas E. Faust, Jr., William M. Steul, and Wharton P. Whitaker. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Trustees and Officers", all of the officers of the Fund (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund and the Portfolio, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.

                       DETERMINATION OF NET ASSET VALUE

    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the Exchange is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals (which would be made pursuant to Portfolio repurchase offers) for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.


    The Trustees monitor the market liquidity of Senior Loans and may require use of a pricing service or mark-to-market procedures for some or all of such holdings in the future.

    Non-Loan Portfolio holdings (other than short term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the average of the last quoted bid price and asked price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation.


    Short-term obligations which mature in 60 days or less are valued at amortized cost, if their original term to maturity when acquired by the Portfolio was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Portfolio was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements will be valued by the Portfolio at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Trustees of the Portfolio.

                              PORTFOLIO TRADING

    Specific decisions to purchase or sell securities for the Portfolio are made by employees of BMR who are appointed and supervised by its senior officers. Such employees may serve other clients of BMR in a similar capacity. Changes in the Portfolio's investments are reviewed by the Board.

    The Portfolio will acquire Senior Loans from major international banks, selected domestic regional banks, insurance companies, finance companies and other financial institutions. In selecting financial institutions from which Senior Loans may be acquired, BMR will consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While these financial institutions are generally not required to repurchase Senior Loans which they have sold, they may act as principal or on an agency basis in connection with their sale by the Portfolio.

    Other fixed-income obligations which may be purchased and sold by the Portfolio are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers or banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuers of such obligations. The Portfolio may also purchase fixed-income and other securities from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters. While it is anticipated that the Portfolio will not pay significant brokerage commissions, on occasion it may be necessary or desirable to purchase or sell a security through a broker on an agency basis, in which case the Portfolio will incur a brokerage commission. Although spreads or commissions on portfolio transactions will, in the judgment of BMR, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Portfolio and BMR's other clients for providing brokerage and research services to BMR. The Portfolio paid no brokerage commissions during its last three fiscal years.

    The frequency of portfolio purchases and sales, known as the "turnover rate," will vary from year to year. The Portfolio's turnover rate for the fiscal years ended December 31, 1996 and 1997 were 75% and 81%, respectively.

    Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by BMR or its affiliates. Whenever decisions are made to buy or sell securities by the Portfolio and one or more of such other accounts simultaneously, BMR will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where BMR reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits from the BMR organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                                    TAXES

    The Fund is treated as a separate corporation, and intends to qualify each year as a regulated investment company ("RIC"), under the Internal Revenue Code of 1986, as amended (the "Code") to avoid federal income tax. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute a sufficient amount of its investment company taxable income so as to effect such qualification. The Fund may also distribute part or all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code, so as to reduce or avoid any federal income or excise tax to the Fund.

    Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them, and the Portfolio intends to do so. For federal income tax purposes, the Portfolio intends to be treated as a partnership that is not a "publicly traded partnership" and, as a result, will not be subject to federal income tax. The Fund, as an investor in the Portfolio, will be required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, and credits, without regard to whether it has received any cash distributions from the Portfolio.

    The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund (i) will be deemed to own its proportionate share of each of the assets of the Portfolio and (ii) will be entitled to the gross income of the Portfolio attributable to such share.

    In order to avoid federal excise tax, the Code requires the Fund to distribute by the end of each calendar year substantially all of its ordinary income and capital gain net income for such year, plus certain other amounts. Under current law, provided that the Fund qualifies as a RIC and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio should be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    The federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require the Fund to treat payments received by the Portfolio under such arrangements as ordinary income and to amortize such payments under certain circumstances. The Portfolio will limit its activity in this regard in order to enable the Fund to maintain its qualification as a RIC.

    Certain investments of the Portfolio may bear original issue discount or market discount for tax purposes. The Fund will be required to include in income each year a portion of such original issue discount and may elect to include in income each year a portion of such market discount. The Portfolio may have to dispose of investments that it would otherwise have continued to hold to provide cash to enable the Fund to satisfy its distribution requirements with respect to such income.

    Distributions of net capital gain are taxable to shareholders as long-term capital gain, whether paid in cash or additional shares of the Fund and regardless of the length of time Fund shares have been owned by the shareholder. Long-term capital gain is separated into different tax rate groups depending on the length of time the asset is held by the Fund prior to sale.

                                 SERVICE PLAN

    In addition to the fees and expenses described herein under "Investment Advisory and Other Services," the Fund has adopted a Service Plan (the "Plan") designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc., as if such rule were applicable. The Plan was approved by the Independent Trustees of the Fund, who have no direct or indirect financial interest in the Plan, and by all of the Trustees of the Fund on February 21, 1995.

    The Plan provides that the Fund may make payments of service fees for personal services and/or the maintenance of shareholder accounts to the Principal Underwriter and Authorized Firms and other persons in amounts not exceeding .25% of the Fund's average daily net assets for any fiscal year. The Trustees of the Fund have initially implemented the Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .15% of the Fund's average daily net assets for each fiscal year. During the fiscal year ended December 31, 1997, the Fund made service fee payments under the Plan aggregating $2,530,372 all of which was paid to Authorized Firms.

    The Plan remains in effect through and including April 28, 1999, and shall continue in effect indefinitely thereafter for so long as such continuance is approved at least annually by the vote of both a majority of (i) the Trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees") and (ii) all of the Trustees then in office cast in person at a meeting (or meetings) called for the purpose of voting on this Plan. The Plan may not be amended to increase materially the payments described herein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees of the Fund in the manner described above. The Plan may be terminated any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the Fund. Under the Plan, the President or a Vice President of the Fund shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amounts expended under the Plan and the purposes for which such expenditures were made.

    So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Fund shall be committed to the discretion of the Trustees who are not such interested persons. The Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

                                  CUSTODIAN

    IBT acts as custodian for the Fund and the Portfolio. IBT has the custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of all the Portfolio's assets, maintains the general ledger of the Fund and the Portfolio, and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In its capacity as custodian, IBT attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Fund and the Portfolio. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC.

               TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

    First Data Investor Services Group serves with respect to the shares as transfer and dividend paying agent and as registrar. The principal business address of First Data Investor Services Group, 4400 Computer Drive, Westborough, MA 01581-5120.

                           PERFORMANCE INFORMATION

    The Fund's current yield for the one-month period ended December 31, 1997 was 6.73%. The Fund's current yield for the one-month period ended June 30, 1998 was 6.78%. Yields will fluctuate from time to time and are not necessarily representative of future results.

    The total return for the period prior to the Fund's commencement of operations, February 24, 1995, reflects the total return of the Portfolio's predecessors. This total return has not been adjusted to reflect operating expenses (such as service fees). If such adjustments were made, the performance would have been lower. Past performance is no guarantee of future results. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in shares for the periods shown in the table.

                                               VALUE OF A $1,000 INVESTMENT

                                                                         VALUE OF
        INVESTMENT              INVESTMENT          AMOUNT OF           INVESTMENT                   TOTAL RETURN
          PERIOD                   DATE             INVESTMENT          ON 6/30/98          CUMULATIVE          ANNUALIZED
--------------------------------------------------------------------------------------------------------------------------
Life of the Fund                  8/4/89              $1,000            $1,835.59             83.56%              7.05%
5 Years Ended
6/30/98                          6/30/93              $1,000            $1,377.31             37.73%              6.61%
1 Year Ended
6/30/98                          6/30/97              $1,000            $1,069.20              6.92%              6.92%

                           Total Return Performance*

A $100,000 investment in EV Classic Senior Floating-Rate Fund from its predecessor fund's inception, Aug. 4, 1989, would have grown to $183,550 on June 30, 1998.

          Aug-89         100000
            1989         103586
            1990         113528
            1991         122335
            1992         129897
            1993         136834
            1994         145146
            1995         155828
            1996         166222
            1997         177577
          Jun-98         183550

* Past performance is not guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return is calculated by determining the percentage change in net asset value with all distributions reinvested. The chart reflects total return of a hypothetical investment of $100,000 at 8/4/89. Results do not include the Fund's early withdrawal charge. Total return for the Fund prior to its commencement of operations reflects the total return of predecessors. Predecessor total return has not been adjusted to reflect operating expenses (such as service fees). If such adjustments were made, the performance would have been lower.


    Comparative information about the Fund's current yield, net asset value and total return, about the Prime Rate, LIBOR and other base lending rates, may also be included in advertisements and communications of the Fund. Comparisons may be made to CD rates; money market mutual funds and deposit accounts; and Treasury bills.


    From time to time, advertisements and other material furnished to present and prospective shareholders may include information on the history of the Fund's net asset value per share. From inception through June 30, 1998, the high was $10.01 (on April 3, 1995) and the low was $9.97 (on April 17, 1996). Such materials may include illustrations such as the following chart:

Principal Performance
as of June 30, 1998


          Feb-95                10
                                10
                              9.99
                              9.99
                              9.99
                              9.99
                              9.99
                              9.99
                              9.99
                              9.99
            1995              9.99
                              9.99
                              9.99
                              9.98
                              9.97
                              9.97
                              9.97
                              9.97
                              9.97
                              9.97
                              9.97
                              9.97
            1996              9.97
                              9.97
                              9.97
                              9.97
                              9.97
                              9.97
                              9.97
                              9.97
                              9.97
                              9.97
                              9.97
                              9.97
            1997              9.97
                              9.97
                              9.97
                              9.97
                              9.97
                              9.97
          Jun-98              9.97

Chart shows the Fund's month-end net asset value per share for the life of the Fund since its inception (2/28/95 to 6/30/98). Past performance is no guarantee of future results.

    Advertisements and communications about the Fund may include a comparison of loan interests and other corporate debt instruments. These may describe the credit agreements used in connection with loan interests. Moreover, the markets for loan interests may be described. The comparison may also be made to relevant indices.

    The Fund's performance may be compared in publications to the performance of various indices and investments for which reliable data is available, and to averages, performance rankings or other information prepared by recognized mutual fund statistical services.

    Information in advertisements and materials furnished to present and prospective investors may include profiles of different types of investors (i.e., investors with different goals and assets) and different investment strategies for meeting specific financial goals. Information in advertisements and materials furnished to present and prospective investors may also include quotations (including editorial comments) and statistics concerning investing in securities, as well as investing in particular types of securities and the performance of such securities.

    BMR was one of the first investment management firms to manage a portfolio of Senior Loans. BMR has former commercial bank lending officers and investment bank corporate finance officers dedicated to this investment discipline. The services of leading law and accounting firms are used in the research, analysis and management process.

    The Fund or the Principal Underwriter may provide information about Eaton Vance, its affiliates and other investment advisers to the funds in the Eaton Vance Family of Funds in sales material or advertisements provided to investors or prospective investors. Such material or advertisements may also provide information on the use of investment professionals by such investors.

                              OTHER INFORMATION

    The Fund was originally called Eaton Vance Senior Short-Term Trust and changed its name to EV Classic Senior Floating-Rate Fund on December 7, 1994.

    The Fund is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Fund's Declaration of Trust, as amended, contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

    The Fund's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees. As permitted by Massachusetts law, there will normally be no meetings of Fund shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. In such an event, the Trustees of the Fund then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Fund's by-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund's custodian or by votes cast at a meeting called for that purpose. The by-laws further provide that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares.

    In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. In such an event, the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interests have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

    The Portfolio's Declaration of Trust, as amended, provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Fund believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

    The Portfolio's Declaration of Trust provides that the Portfolio will terminate 120 days after the complete withdrawal of the Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for federal income tax purposes.

    The Fund's Prospectus and Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

                                   AUDITORS

    Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent accountants for the Fund and the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

                             FINANCIAL STATEMENTS

    The audited financial statements of, and the independent auditors' report for, the Fund and the Portfolio appear in the Fund's most recent annual report to shareholders and the unaudited financial statements of the Fund, the audited financial statements of, and the independent auditors' report for the Portfolio appear in the Fund's most recent semiannual report to shareholders, both of which are incorporated by reference into this Statement of Additional Information. A copy of the annual report and the semiannual report accompanies this Statement of Additional Information.

                                  APPENDIX A

                          RATINGS OF CORPORATE BONDS

DESCRIPTION OF CORPORATE BOND RATINGS OF S&P:

    AAA -- Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

    A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

    BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

    BB -- Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    B -- Bonds rated B have a greater vulnerability to default but presently have the capacity to meeting interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

    CCC -- Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

    CC -- The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

    C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

    D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

    S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

DESCRIPTION OF BOND RATINGS OF MOODY'S:

    Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca -- Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

              Investing
  [Logo]      for the
EATON VANCE   21st
              Century




-------------------------------------------------------------------------------
EV Classic Senior
Floating-Rate Fund






Statement of Additional Information
November 2, 1998

-------------------------------------------------------------------------------
Investment Adviser of Senior Debt Portfolio
Boston Management and Research, 24 Federal Street, Boston, MA 02110

Administrator of EV Classic Senior Floating-Rate Fund
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

Custodian
Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116

Transfer Agent
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122

Independent Accountants
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110               CSFRSAI

[LOGO]
                       Investing

                       for the

                       21st
EATON VANCE
==============         Century
Mutual Funds


      ANNUAL REPORT DECEMBER 31, 1997


                                       EV
                                     CLASSIC
                                     SENIOR
                                  FLOATING-RATE
                                      FUND


                                   Eaton Vance
                      Global Management-Global Distribution



                                     Classic



[Graphic Omitted]

EV Classic Senior Floating-Rate Fund as of December 31, 1997

LETTER TO SHAREHOLDERS

[Photo of James B. Hawkes]

EV Classic Senior Floating-Rate Fund had a total return of 6.8% for the year ended December 31, 1997.1 That return was the result of shareholder distributions of $0.661 per share from net investment income and no change in net asset value per share from $9.97 on December 31, 1996 to December 31, 1997. Based on the Fund's closing net asset value per share of $9.97 on December 31, 1997, the Fund had a distribution rate of 6.79%.2 The Fund's SEC 30-day yield at December 31 was 6.83%.3

The Fund again met its investment objective of providing a high level of current income while maintaining a relatively stable net asset value.

The Fund's returns again outpaced other short-term investments...

The Fund's return was especially impressive in the context of recent inflation trends. With a vigilant Federal Reserve at the helm and increased global competition, most inflationary forces within the economy have receded. As a measure of weaker inflation, the Consumer Price Index, a measure of inflation at the consumer level, posted a rise of just 1.7% in 1997. Not surprisingly, investors' returns from short-term instruments have declined correspondingly. Yet, EV Classic Senior Floating-Rate Fund has maintained its yield advantage over other short-term vehicles. The Fund's distribution rate at December 31 was significantly higher than the returns from money market mutual funds, 3-month certificates of deposit, and bank money market accounts, which offered rates of 5.25%, 4.11%, and 3.45%, respectively. Of course, unlike bank certificates of deposit, the Fund is not insured and does not offer a fixed rate of return; and unlike money market accounts, the Fund's principal value and return can fluctuate with changing market conditions.

EV Classic Senior Floating-Rate Fund continues its mandate for conservative investors...

1997 was a year in which the equity and bond markets produced very strong performances. Yet, at year-end, economic events in Asia raised concerns over the direction of the markets in the coming year. With a rising degree of economic uncertainty, risk-conscious investors would do well to remember the tendency of the markets to revert to their historical trends. As we enter the new year, the Fund continues its conservative mandate of seeking high current income from a portfolio of senior floating-rate loans. In the pages that follow, co-portfolio managers Scott Page and Payson Swaffield review the events of the past year and offer their insights on the period ahead.

                             Sincerely,
                         /s/ James B. Hawkes
                             James B. Hawkes
                             President
                             February 9, 1998

--------------------------------------------------------------------------------
Fund Information
as of December 31, 1997

Performance4
Average Annual Total Returns (at net asset value)
---------------------------------------------------------------------

One year                                                         6.8%
Life of Fund (2/24/95)                                           7.0

SEC Average Annual Total Returns (including applicable EWC)
---------------------------------------------------------------------
One year                                                         5.8%
Life of Fund (2/24/95)                                           7.0


Ten Largest Holdings5 By total net assets
---------------------------------------------------------------------

Stone Container Corp.                                            1.8%
Jefferson Smurfit Corp.                                          1.7
Chancellor Radio Broadcasting, Inc.                              1.7
Ralph's Grocery Company                                          1.6
Tricon Global Restaurants, Inc.                                  1.6
Revlon Consumer Products Company                                 1.5
National Medical Care, Inc.                                      1.5
TCI Pacific, Inc.                                                1.5
Decisionone Corp.                                                1.3
Breed Technologies, Inc.                                         1.3

1 This return does not include the applicable early withdrawal charge (EWC).

2 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the offering price.

3 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

4 Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns reflect 1% EWC.

5 Ten largest holdings account for 15.5% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Holdings are subject to change.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EV Classic Senior Floating-Rate Fund as of December 31, 1997

MANAGEMENT DISCUSSION

[Photo of Scott H. Page]

An interview with Scott H. Page and Payson F. Swaffield, co-portfolio managers of Senior Debt Portfolio.

Q: Payson, were there any major developments in the loan market during the past year?

[Photo of Payson F. Swaffield]

A: MR. SWAFFIELD: There were several noteworthy trends. First, the market continued its rapid growth, with new supply rising to $194 billion. That marked a significant increase over the previous year. Much of the increased supply came in the second half of the year, allowing us to redeploy the sizable cash position we had built in late 1996 and early 1997. A second development was the rise in the number of non-bank, institutional market participants. That is significant because it creates a wider distribution network for loans.

   Finally, the secondary loan market grew to around $50 billion during the year. That is a significant benchmark because it demonstrates a growing liquidity within the market. Thus, while the market continued its impressive growth in 1997, it also added liquidity and depth, which are important market characteristics for conservative investors.

Q: Scott, how have you structured the Portfolio in recent months?

A: MR. PAGE: We've adopted a somewhat more defensive approach in recent months.
   While the economy continues to register good growth, there have been some anecdotal signs of a slowdown, with some sectors reporting rising inventories. Further concerns have arisen in the wake of the Asian financial turmoil of recent months. A slower Asian regional economy could have an impact on demand within some U.S. export sectors. Accordingly, we've increased our exposure to some defensive sectors, while lowering our exposure to some of the more economically-sensitive, cyclical sectors.

Q: What were some of the defensive areas you favored?

A: MR. SWAFFIELD: Health care has been our largest addition to the Portfolio.
   The health care industry has been characterized by a growing consolidation in recent years. Providers seek economies of scale to operate more effectively in an increasingly competitive environment. One such provider, National Medical Care, Inc., is among the Portfolio's largest holdings. The company, which provides kidney dialysis services, was merged with the dialysis systems division of Fresenius AG, a German health care products company. The combined company, Fresenius Medical Care AG, is a fully-integrated products and services company and now ranks as the world's largest renal care provider. In a changing health care mix, the dialysis field provides a highly predictable source of revenues. The company's integration affords it opportunities to realize major cost efficiencies.

Five Largest Sector Weightings1
---------------------------------------------
By total net assets

Broadcast Media                         10.7%
Health Care                              7.8%
Container/Paper                          5.9%
Commercial Services                      5.7%
Manufacturing                            4.7%

Portfolio Overview1
---------------------------------------------

Total net assets               $4.035 billion
Number of borrowers                       213
Industries represented                     53
Collateral coverage ratio            1.5 to 1
Days-to-interest rate reset         21.9 days
Average maturity                     5.5 Yrs.
Average size per borrowing      $20.9 million

1 Five largest sector weightings account for 34.8% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Sector weightings and Portfolio Overview are as of 12/31/97 and are subject to change.

--------------------------------------------------------------------------------
      Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository
      institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EV Classic Senior Floating-Rate Fund
The Fund had a significant yield advantage over other short-term investment vehicles.*

Bank money market accounts                   3.45%
3-month CDs                                  4.11%
Money markets                                5.25%
EV Classic Senior Floating-Rate Fund         6.79%
                                             6.83%+

--------------------------------------------------------------------------------
* All figures are as of 12/31/97. EV Classic Senior Floating-Rate Fund figure represents distribution rate: actual distributions paid to shareholders and calculated daily by dividing the last distribution per share (annualized) by the offering price. + The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. The Fund is not insured by the FDIC, nor does it offer a fixed rate of return like bank certificates of deposit or bank money market funds, and does not attempt to maintain a constant net asset value per share, as do money market funds.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Sources: Eaton Vance Management; The Wall Street Journal.

   MR. PAGE: Another area we favored in the health care sector was continuing care facilities, as represented by companies like Paragon Health Network, Extendicare Health Services, and The Multicare Companies. These facilities provide a wide range of housing, medical, and social services while still affording senior citizens a measure of independence. Continuing care facilities have become an increasingly important niche as the nation struggles to find health care solutions for its fast-growing elderly population.

Q: What are some other examples of the Portfolio's holdings?

A: MR. SWAFFIELD: Cable television has been an attractive area for the Portfolio. Companies like Marcus Cable, Intermedia Partners, L.P., and TCI Pacific, Inc. have enjoyed improving cash flow in the past year. The companies have added modestly to their subscriber bases, even as competition has intensified from other technologies, like direct satellite broadcasting. TCI Pacific is an especially interesting company, as it is seeking to provide internet access through the coaxial cables used to deliver television services.

Q: Were there any sectors in which you reduced your exposure?

A: MR. PAGE: Yes. We've lightened our position in the telecom industry.
   Reflecting the enthusiasm over the industry's rapid growth in recent years, telecom-related deals represented an unusually high percentage of new loan issuance in 1997. Because many of the companies were start-ups with limited track records, the risk profile of many deals failed to meet our strict standards. We will, nonetheless, monitor these companies closely. As they begin to generate cash flow, their loan characteristics could improve and merit a second look.

Q: The disruptions within the Asian economy have worried many investors in the U.S. Did the Portfolio have any loan exposure to Asian companies?

A: MR. SWAFFIELD: The Portfolio had no exposure to Asian companies. We have several loans to foreign companies, all of which are operating in G-7 countries. Because the loans are dollar-denominated, there is no currency risk.

Q: The bond market had a very strong year in 1997. In your view, is the Fund still a reasonable alternative for bond investors?

A: MR. PAGE: It certainly is. The bond market did indeed turn in an impressive performance in 1997. However, with bond yields at their recent lows, it's fair to ask whether the market hasn't already discounted a continuance of near-zero inflation for the foreseeable future. Some economists have even suggested a deflationary environment is in our future. That would suggest that there is very little margin for error in the bond market for investors or policy makers. In short, the bond market has reached a level where there is an increasing amount of interest rate risk. If rates were to rise - even slightly - the resulting price decline could negate a significant portion of coupon income.

   The opposite is true of a floating-rate loan portfolio. As interest rates rise, the returns to loan investors also rise. That is a significant distinction and one that merits the attention of bond investors following last year's strong rally.

Q: What is your outlook for the loan market in the coming year?

A: MR. SWAFFIELD: The outlook for the economy appears to be one of modest growth, which should result in improving loan quality. However, if the Asian downturn results in a slowdown in the U.S., the Portfolio is well-positioned through its defensive holdings. If, on the other hand, the economy delivers slightly stronger growth than expected, the Portfolio's low days-to-reset ratio should allow us to respond quickly to changing market conditions.

   MR. PAGE: Investors should keep in mind that the bond market has reached its lowest yield levels in more than twenty years, while the stock market has registered an unprecedented three consecutive years of 20%-plus returns. Therefore, a return to historical norms would not be unusual.

   For conservative investors, the Portfolio has historically provided an investment that has outpaced inflation and preserved purchasing power. While past performance cannot indicate future trends, we will pursue a similar goal in the year ahead.

Comparison of Change in Value of a $10,000 Investment in EV Classic Senior Floating-Rate Fund vs. the Federal Reserve 90-Day Commercial Paper Index February 28, 1995, through December 31, 1997

EV CLASSIC SENIOR FLOATING RATE FUND VS.
FEDERAL RESERVE 90-DAY COMMERCIAL PAPER INDEX

   Date        Fund/NAV     FR 90-day CP
   ----        --------     ------------
 2/28/95       $10,000        $10,000
 3/31/95       $10,079        $10,052
 4/30/95       $10,132        $10,104
 5/31/95       $10,197        $10,156
 6/30/95       $10,261        $10,207
 7/31/95       $10,326        $10,257
 8/31/95       $10,389        $10,307
 9/30/95       $10,450        $10,358
10/31/95       $10,516        $10,409
11/30/95       $10,578        $10,459
12/31/95       $10,642        $10,509
 1/31/96       $10,706        $10,556
 2/28/96       $10,762        $10,603
 3/31/96       $10,812        $10,654
 4/30/96       $10,861        $10,704
 5/31/96       $10,923        $10,755
 6/30/96       $10,982        $10,806
 7/31/96       $11,044        $10,856
 8/31/96       $11,105        $10,907
 9/30/96       $11,165        $10,958
10/31/96       $11,228        $11,010
11/30/96       $11,300        $11,064
12/31/96       $11,352        $11,115
 1/31/97       $11,415        $11,165
 2/28/97       $11,471        $11,215
 3/31/97       $11,534        $11,269
 4/30/97       $11,594        $11,323
 5/31/97       $11,659        $11,376
 6/30/97       $11,724        $11,430
 7/31/97       $11,792        $11,483
 8/31/97       $11,858        $11,537
 9/30/97       $11,923        $11,591
10/31/97       $11,992        $11,646
11/30/97       $12,058        $11,702
12/31/97       $12,127        $11,757

Performance+
---------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
One year                                                         6.8%
Life of Fund (2/24/95)                                           7.0

SEC Average Annual Total Returns (including applicable EWC)
---------------------------------------------------------------------
One year                                                         5.8%
Life of Fund (2/24/95)                                           7.0

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced 2/24/95. Index information is only available at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

  The chart compares the Fund's total return with that of the Federal Reserve 90-Day Commercial Paper Index, an unmanaged index of corporate commercial paper rated A1 and P1 by Moody's and Standard & Poor's, respectively, two major ratings agencies. Commercial paper represents short-term obligations of corporate borrowers, which are usually backed by bank lines of credit. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

+ Returns are calculated by determining the percentage change in net asset value
  (NAV) with all distributions reinvested. SEC returns reflect 1% early withdrawal charge (EWC).

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less their original cost.

Statement of Assets and Liabilities
As of December 31, 1997

Assets
---------------------------------------------------------------------------------------------------
Investment in Senior Debt Portfolio (Portfolio), at value (Note 1A)
  (identified cost, $1,965,131,422)                                        $  1,966,614,124

Receivable for Trust shares sold                                                  6,903,638

Prepaid expenses                                                                    401,993

Deferred organization expenses (Note 1D)                                            128,721
---------------------------------------------------------------------------------------------------

Total assets                                                               $  1,974,048,476
---------------------------------------------------------------------------------------------------

Liabilities
---------------------------------------------------------------------------------------------------

Dividends payable                                                          $      3,017,182

Payable for Trust shares redeemed                                                   276,901

Payable to affiliate for Trustees' fees (Note 4)                                        843

Accrued expenses                                                                    160,890
---------------------------------------------------------------------------------------------------

Total liabilities                                                          $      3,455,816
---------------------------------------------------------------------------------------------------

Net Assets for 197,648,687 shares of beneficial interest outstanding       $  1,970,592,660
---------------------------------------------------------------------------------------------------

Sources of Net Assets
---------------------------------------------------------------------------------------------------

Paid-in capital                                                            $  1,972,197,125

Accumulated net realized loss on investments from Portfolio
  (computed on the basis of identified cost)                                     (3,116,895)

Accumulated undistributed net investment income                                      29,728

Net unrealized appreciation of investments from Portfolio
  (computed on the basis of identified cost)                                      1,482,702
---------------------------------------------------------------------------------------------------

Total                                                                      $  1,970,592,660
---------------------------------------------------------------------------------------------------

Net Asset Value, Offering and
Redemption Price Per Share (Note 6)
---------------------------------------------------------------------------------------------------

($1,970,592,660 / 197,648,687 shares of beneficial interest
  outstanding)                                                             $           9.97
---------------------------------------------------------------------------------------------------

Statement of Operations
For the Year Ended
December 31, 1997

Investment Income (Note 1B)
---------------------------------------------------------------------------------------------------
Interest income allocated from Portfolio                                   $    134,252,850
Facility fee income allocated from Portfolio                                      2,258,103
Expenses allocated from Portfolio                                               (16,194,564)
---------------------------------------------------------------------------------------------------
Net investment income from Portfolio                                       $    120,316,389
---------------------------------------------------------------------------------------------------
Expenses
---------------------------------------------------------------------------------------------------
Administration fee (Note 4)                                                $      4,213,131
Compensation of Trustees not members of the Administrator's
  organization (Note 4)                                                               3,314
Service fee (Note 5)                                                              2,530,409
Transfer and dividend disbursing agent fees                                         891,751
Registration fees                                                                   659,214
Printing and postage                                                                155,100
Amortization of organization expenses (Note 1D)                                      59,849
Legal and accounting services                                                        35,528
Custodian fee                                                                        28,851
Miscellaneous                                                                       121,129
---------------------------------------------------------------------------------------------------
Total expenses                                                             $      8,698,276
---------------------------------------------------------------------------------------------------
Net investment income                                                      $    111,618,113
---------------------------------------------------------------------------------------------------
Realized and Unrealized
Gain (Loss) from Portfolio
---------------------------------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions (identified cost basis)                          $     (2,528,688)
---------------------------------------------------------------------------------------------------
Net realized loss on investments                                           $     (2,528,688)
---------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investments                                                              $      2,368,825
---------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of investments        $      2,368,825
---------------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments                            $       (159,863)
---------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                       $    111,458,250
---------------------------------------------------------------------------------------------------

Statements of Changes in Net Assets

Increase (Decrease)                                 Year Ended             Year Ended
in Net Assets                                       December 31, 1997      December 31, 1996
--------------------------------------------------------------------------------------------------
From operations --
  Net investment income                                $  111,618,113      $     62,585,221
  Net realized loss on investments                         (2,528,688)             (588,207)
  Net change in unrealized appreciation
    (depreciation) of investments                           2,368,825              (835,519)
--------------------------------------------------------------------------------------------------
Net increase in net assets from operations             $  111,458,250      $     61,161,495
--------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
  From net investment income                           $ (111,751,076)     $    (62,452,734)
--------------------------------------------------------------------------------------------------
Total distributions to shareholders                    $ (111,751,076)     $    (62,452,734)
--------------------------------------------------------------------------------------------------
Transactions in shares of beneficial
  interest (Note 3) --
  Proceeds from sale of shares                         $1,067,475,198      $    923,005,210
  Net asset value of shares issued to
    shareholders in payment of distributions
    declared                                               80,445,303            39,529,106
  Cost of shares redeemed                                (493,883,958)         (145,424,754)
--------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share
  transactions                                         $  654,036,543      $    817,109,562
--------------------------------------------------------------------------------------------------
Net increase in net assets                             $  653,743,717      $    815,818,323
--------------------------------------------------------------------------------------------------
Net Assets
--------------------------------------------------------------------------------------------------
At beginning of year                                   $1,316,848,943      $    501,030,620
--------------------------------------------------------------------------------------------------
At end of year                                         $1,970,592,660      $  1,316,848,943
--------------------------------------------------------------------------------------------------
Accumulated undistributed
net investment income
included in net assets
--------------------------------------------------------------------------------------------------
At end of year                                              $  29,728      $        162,691
--------------------------------------------------------------------------------------------------

Statement of Cash Flows

                                                                           For the Year Ended
Increase (Decrease) in Cash                                                December 31, 1997
---------------------------------------------------------------------------------------------------
Cash Flows From (For) Operating Activities --
  Purchase of interests in Senior Debt Portfolio                           $ (1,068,463,170)
  Withdrawal of interests in Senior Debt Portfolio                              532,869,375
  Operating expenses paid                                                        (8,685,908)
---------------------------------------------------------------------------------------------------
Net cash used for operating activities                                     $   (544,279,703)
---------------------------------------------------------------------------------------------------
Cash Flows From (For) Financing Activities --
  Proceeds from shares sold                                                $  1,068,186,515
  Payments for shares redeemed                                                 (493,616,087)
  Cash distributions paid (excluding reinvestments of distributions of
    $80,445,303)                                                                (30,290,725)
---------------------------------------------------------------------------------------------------
Net cash from financing activities                                         $    544,279,703
---------------------------------------------------------------------------------------------------
Net increase in cash                                                       $      --
---------------------------------------------------------------------------------------------------
Cash at Beginning of Year                                                  $      --
---------------------------------------------------------------------------------------------------
Cash at End of Year                                                              --
---------------------------------------------------------------------------------------------------
Reconciliation of Net Increase in Net Assets
From Operations to Net Cash Used For
Operating Activities
--------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                 $    111,458,250
Decrease in deferred organization expenses                                           59,849
Increase in prepaid expenses                                                       (109,581)
Increase in payable to affiliate                                                          9
Increase in accrued expenses                                                         62,091
Net increase in investments                                                    (655,750,321)
---------------------------------------------------------------------------------------------------
Net cash used for operating activities                                     $   (544,279,703)
---------------------------------------------------------------------------------------------------

Financial Highlights

                                                                    Year Ended December 31,
                                                --------------------------------------------------------------
                                                     1997                     1996                    1995*
--------------------------------------------------------------------------------------------------------------
Net asset value -- beginning of period          $    9.970               $    9.990                $  10.000
--------------------------------------------------------------------------------------------------------------
Income (loss) from operations
--------------------------------------------------------------------------------------------------------------
Net investment income                           $    0.660               $    0.667                $   0.634
Net realized and unrealized loss on investments      0.001++                 (0.021)                  (0.008)++
--------------------------------------------------------------------------------------------------------------
Total income from operations                    $    0.661               $    0.646                 $  0.626
--------------------------------------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------------------------------------
From net investment income                      $   (0.661)              $   (0.666)               $  (0.633)
From net realized gain on investments                   --                       --                   (0.003)
--------------------------------------------------------------------------------------------------------------
Total distributions                             $   (0.661)              $   (0.666)               $  (0.636)
--------------------------------------------------------------------------------------------------------------
Net asset value -- end of period                $    9.970               $    9.970                $   9.990
--------------------------------------------------------------------------------------------------------------
Total Return(1)                                       6.83%                    6.67%                    6.42%
--------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)         $1,970,593               $1,316,849                $ 501,031
Ratio of operating expenses to average
 daily net assets(2)                                  1.46%                    1.49%                    1.53%+
Ratio of interest expense to average
 daily net assets(2)                                  0.01%                    0.04%                    0.13%+
Ratio of net investment income to
 average daily net assets                             6.60%                    6.61%                    7.04%+
--------------------------------------------------------------------------------------------------------------
    +  Annualized.
   ++  The per share amount is not in accordance with the net unrealized and realized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
    *  For the period from the start of business, February 24, 1995, to December 31, 1995.
  (1)  Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Income dividends are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
  (2)  Includes the Fund's share of its corresponding Portfolio's allocated expenses.

1  Significant Accounting Policies
--------------------------------------------------------------------------------
  EV Classic Senior Floating-Rate Fund (the Fund) was formed under a
  Declaration of Trust dated August 5, 1993, amended and restated December 7, 1994. The Fund is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company.
  The Fund invests all of its investable assets in interests in the Senior
  Debt Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (49% at December 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

  B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

  C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1997, the Fund, for federal income tax purposes had a capital loss carryover of $3,116,895 which will expire on December 31, 2004 ($588,207) and December 31, 2005 ($2,528,688). These amounts will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.

  D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

  E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintain with IBT. All significant credit balances used to reduce the Fund's custodian fee are reflected as a reduction of operating expenses on the statement of operations.

  F Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Distributions to Shareholders
--------------------------------------------------------------------------------
  The net investment income of the Fund is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Such daily dividends will be paid monthly. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over-distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
--------------------------------------------------------------------------------
  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).
  The Fund operates as an interval fund, meaning that it continuously accepts new shareholder investments but permits share repurchases at net asset value only once a quarter. The price will be established at the close of business on the last day the repurchase offer is open. An early withdrawal charge will be imposed on most shares accepted for repurchase which have been held less than one year (See Note 6). The Trustees approved repurchase offers for the period from January 20, 1997 to February 14, 1997, from April 21,1997 to May 16,1997, from July 21, 1997 to August 15,1997, from September 2, 1997 to September 23, 1997 and from December 1, 1997 to December 22, 1997. Transactions in Fund shares were as follows:

                                       Year Ended December 31,
                                    -----------------------------
                                         1997            1996
-----------------------------------------------------------------
Sales                                 107,068,284      92,516,066

Issued to shareholders electing to
  receive payments of distributions
  in Fund shares                        8,069,010       4,476,151

Redemptions                           (49,536,629)    (15,096,513)
-----------------------------------------------------------------
Net increase                           65,600,665      81,895,704
-----------------------------------------------------------------

4 Transactions with Affiliates
--------------------------------------------------------------------------------
  An administration fee is paid to Eaton Vance Management (EVM) as compensation for administrative services necessary to conduct the Fund's business. The fee is computed monthly in the amount of 1/48 of 1%
  (equivalent to 0.25% annually) of the average daily gross assets of the Portfolio attributable to the Fund. For the year ended December 31, 1997, the fee amounted to $4,213,131. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services (See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.) Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the such investment advisor fee. Certain of the officers and Trustees of the Fund and Portfolio are officers and/or directors/trustees of the above organizations.

5 Service Plan
--------------------------------------------------------------------------------
  The Fund has adopted a service plan (the Plan) designed to meet the requirements of the sales charge rule of the National Association of Securities Dealers, Inc. as if such rule were applicable. The Service Plan provides that the Fund may make service fee payments to the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM, Authorized Firms or other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not exceeding 0.15% of the Fund's average daily net assets for each fiscal year. The Fund paid or accrued service fees to or payable to EVD for the year ended December 31, 1997 in the amount of $2,530,409. Service fee payments are made for personal services and/or the maintenance of shareholder accounts.

  Certain of the officers and Trustees of the Fund are officers or directors of EVD.

6 Early Withdrawal Charge
--------------------------------------------------------------------------------
  EVD serves as the Fund's principal underwriter. EVD compensates authorized firms at a rate of 0.75% of the purchase price of shares purchased through such firms consisting of 0.60% of sales commissions and 0.15% service fee
  (for the first year's service). EVD also pays additional compensation to each firm equal to 0.60% per annum of the value of Fund shares sold by such firm that are outstanding for more than one year. A 1% early withdrawal charge to recover distribution costs will be charged to redeeming shareholders and paid to EVD in connection with most shares held for less than one year which are redeemed. The early withdrawal charge will be imposed on those shares redeemed, the value of which exceeds the aggregate value at the time the redemption is accepted of (a) all shares in the account purchased more than one year prior to such acceptance, (b) all shares in the account acquired through reinvestment of distributions, and
  (c) the increase, if any, in value of all other shares in the account
  (namely those purchased within the one year preceding the acceptance) over the purchase price of such shares. In determining whether an early withdrawal charge is payable, it is assumed that the redemption would be made from the earliest purchase of shares. The total early withdrawal charges received by EVD for the year ended December 31, 1997 amounted to approximately $1,191,000.

7 Investment Transactions
--------------------------------------------------------------------------------
  Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 1997 aggregated $1,068,463,170 and $532,869,375, respectively.

To the Trustees and Shareholders
of EV Classic Senior Floating-Rate Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of EV Classic Senior Floating-Rate Fund (the Fund) as of December 31, 1997, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the years ended December 31, 1997 and 1996 and the financial highlights for each of the years in the two-year period ended December 31, 1997 and for the period from the start of business, February 24, 1995, to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1997, the results of its operations and cash flows, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 13, 1998

Senior Debt Portfolio as of December 31, 1997
PORTFOLIO OF INVESTMENTS

(Expressed in United States Dollars)

Senior, Secured, Floating-Rate
Interests -- 90.6%

Principal
Amount               Borrower/Business Description                            Value
--------------------------------------------------------------------------------------

Aerospace/Defense -- 2.1%
--------------------------------------------------------------------------------------

               Aerostructures Corporation

$   888,889    Revolving loan, maturing March 29, 2002                  $      888,889

  6,944,444    Term loan, maturing March 29, 2002                            6,944,444

  8,652,381    Term loan, maturing September 30, 2003                        8,652,381

  3,146,320    Term loan, maturing September 30, 2004                        3,146,320
               Designs, manufactures, and assembles structural
               aircraft components

               Fairchild Holdings Corporation

          0    Revolving loan, maturing July 28, 2000                                0
               Manufactures fasteners for the aerospace industry

               K & F Industries, Inc.

 15,860,409    Term loan, maturing October 15, 2005                         15,860,409
               Manufacturers aircraft braking systems

               Mag Aerospace Industries, Inc.

  4,743,234    Term loan, maturing December 6, 2003                          4,743,234
               Manufactures toilet systems for the aerospace
               industry

               Shared Technologies Fairchild Communications Corp.

  3,400,000    Term loan, maturing March 30, 2001                            3,400,000
               Aerospace and specialty fasteners, and plastics
               industry tooling systems

               SWM Holdings, Inc.

  5,000,000    Term loan, maturing May 27, 2005                              5,000,000
               Operator of ship yards

               TransTechnology Corporation

          0    Revolving loan, maturing December 31, 2000                            0

  1,163,105    Term loan, maturing December 31, 2000                         1,163,105

  7,200,000    Term loan, maturing June 30, 2002                             7,200,000
               Aerospace and specialty fasteners, rescue winches,
               and hoists

               Tri-Star Inc.

  9,900,000    Term loan, maturing September 30, 2003                        9,900,000
               Distributor of aerospace fasteners

               United Defense Industries, Inc.

  9,197,101    Term loan, maturing October 6, 2005                           9,197,101

  8,924,493    Term loan, maturing October 6, 2005                           8,924,493
               Supplier of armored combat vehicles and weapons
               systems
--------------------------------------------------------------------------------------
                                                                        $   85,020,376
--------------------------------------------------------------------------------------

Airlines -- 0.5%
--------------------------------------------------------------------------------------

               Continental Airlines, Inc.

$20,219,786    Term loan, maturing December 31, 2006                    $   20,219,786
               Air carrier
--------------------------------------------------------------------------------------

                                                                        $   20,219,786
--------------------------------------------------------------------------------------

Automotive -- 3.2%
--------------------------------------------------------------------------------------

               American Axle & Manufacturing, Inc.

$29,000,000    Term loan, maturing April 30, 2006                       $   29,000,000
               Develops and manufactures automotive parts

               Breed Technologies, Inc.

 53,000,000    Term loan, maturing October 30, 1998                         53,000,000
               Develops, assembles and markets motor vehicle safety
               restraint components

               Cambridge Industries, Inc.

 26,000,000    Term loan, maturing June 30, 2005                            26,000,000
               Original equipment manufacturer of plastic auto parts

               Hayes Wheels International, Inc.

  3,650,937    Term loan, maturing July 31, 2004                             3,650,937

  2,957,389    Term loan, maturing July 31, 2005                             2,957,389
               Producer of automotive brakes and wheels

               Plas-Tech (Engineered) Products, Inc.

  6,058,824    Term loan, maturing April 1, 2002                             6,058,824

  3,941,176    Term loan, maturing April 1, 2004                             3,941,176
               Manufactures thermoplastic parts for automobiles

               Stanadyne Automotive Corp.

  5,000,000    Term loan, maturing December 10, 2004                         5,000,000
               Auto and light truck fuel injection equipment
--------------------------------------------------------------------------------------
                                                                        $  129,608,326
--------------------------------------------------------------------------------------

Auto Parts -- 0.9%
--------------------------------------------------------------------------------------

               AAS Holdings, LLC

$ 4,061,535    Term loan, maturing October 30, 2004                     $    4,061,535
               Designs and manufactures automotive rack systems &
               accessories

               Exide Corporation

  8,400,000    Term loan, maturing March 18, 2005                            8,400,000
               Manufactures batteries for automobiles
               Safelite Glass Corporation

  9,250,000    Term loan, maturing December 17, 2004                         9,250,000

  9,250,000    Term loan, maturing December 17, 2005                         9,250,000
               Auto glass replacement and repair service provider

               Schrader, Inc.

  6,734,271    Term loan, maturing February 28, 2001                         6,734,271
               Produces tire valves, accessories, and pneumatic
               connectors
--------------------------------------------------------------------------------------
                                                                        $   37,695,806
--------------------------------------------------------------------------------------

Beverages -- Soft Drink -- 0.6%
--------------------------------------------------------------------------------------

               Dr. Pepper Bottling Holdings, Inc.

$15,000,000    Term loan, maturing December 31, 2005                    $   15,000,000
               Soft drink bottler

               Select Beverages, Inc.

  3,880,234    Term loan, maturing June 30, 2001                             3,880,234

  5,820,351    Term loan, maturing June 30, 2002                             5,820,351
               Soft drink bottler
--------------------------------------------------------------------------------------
                                                                        $   24,700,585
--------------------------------------------------------------------------------------

Broadcast Media -- 10.7%
--------------------------------------------------------------------------------------

               Benedek Broadcasting Corporation

$15,057,209    Term loan, maturing May 1, 2001                          $   15,057,209

  7,051,479    Term loan, maturing November 1, 2002                          7,051,479

  1,702,635    Term loan, maturing December 31, 2004                         1,702,635

    797,365    Term loan, maturing December 31, 2004                           797,365
               Broadcast television operator

               Chancellor Radio Broadcasting Company

    144,420    Revolving loan, maturing June 26, 2004                          144,420

  4,000,000    Term loan, maturing June 26, 2004                             4,000,000

 10,341,160    Revolving loan, maturing June 30, 2005                       10,341,160

 53,571,429    Term loan, maturing June 30, 2005                            53,571,429
               Radio broadcasting

               Charter Communications Enterprises I, L.P.

  1,669,391    Revolving loan, maturing December 31, 2003                    1,669,391

 15,032,855    Term loan, maturing December 31, 2003                        15,032,855
               Cable television provider

               Charter Communications Enterprises II, L.P.

 14,000,000    Term loan, maturing March 31, 2005                           14,000,000

  4,000,000    Term loan, maturing March 31, 2006                            4,000,000
               Cable television provider

               Chelsea Communications, Inc.

 10,000,000    Term loan, maturing December 31, 2004                        10,000,000
               Cable television provider

               Classic Cable, Inc.

  4,258,519    Revolving loan, June 30, 2004                                 4,258,519

  3,706,501    Term loan, maturing June 30, 2004                             3,706,501

  9,796,225    Term loan, maturing June 30, 2005                             9,796,225
               Cable television provider

               Comcorp Broadcasting, Inc.

  6,097,561    Term loan, maturing September 30, 2005                        6,097,561
               Radio broadcasting

               Falcon Cable Media

 21,824,000    Term loan, maturing July 12, 2005                            21,824,000
               Cable television provider

               Frontiervision Operating Partners, L.P.

 15,000,000    Term loan, maturing March 31, 2006                           15,000,000
               Cable television provider

               Intermedia Partners IV, L.P.

 26,000,000    Term loan, maturing January 1, 2005                          26,000,000
               Cable television provider

               Jacor Communications Company

 17,000,000    Term loan, maturing December 31, 2004                        17,000,000
               Radio broadcasting

               Marcus Cable Operating Company, L.P.

 12,005,561    Term loan, maturing December 31, 2002                        12,005,561

 34,562,500    Term loan, maturing April 30, 2004                           34,562,500
               Cable television provider

               Optel, Inc.

  5,000,000    Term loan, maturing May 31, 2004                              5,000,000
               Cable television provider

               Sinclair Broadcasting Group, Inc.

 40,068,000    Term loan, maturing December 31, 2004                        40,068,000
               Broadcast television operator

               Sullivan Broadcasting Company, Inc.

  8,362,456    Term loan, maturing December 31, 2000                         8,362,456

  2,000,000    Acquisition revolving loan, maturing December 31, 2003        2,000,000

    643,617    Revolving loan, maturing December 31, 2003                      643,617

 23,910,167    Term loan, maturing December 31, 2003                        23,910,167
               Broadcast television operator

               TCI Pacific, Inc.

 11,428,571    Revolving loan, maturing September 30, 2004                  11,428,571

 47,500,000    Term loan, maturing December 31, 2004                        47,500,000
               Cable television provider

               White Knight Broadcasting, Inc.

  3,902,439    Term loan, maturing September 30, 2005                        3,902,439
               Radio broadcasting
--------------------------------------------------------------------------------------
                                                                        $  430,434,060
--------------------------------------------------------------------------------------

Building Materials -- 1.7%
--------------------------------------------------------------------------------------

               Dayton Superior Corporation

$10,000,000    Term loan, maturing September 29, 2005                   $   10,000,000
               Manufacturer of concrete, masonry and paving
               accessories

               Falcon Building Products, Inc.

 10,719,286    Term loan, maturing June 30, 2005                            10,719,286
               Manufactures and distributes air distribution
               equipment, plumbing fixtures and air compressors.

               National Gypsum Company

 49,707,847    Term loan, maturing September 20, 2003                       49,707,847
               Produces gypsum wallboard
--------------------------------------------------------------------------------------
                                                                        $   70,427,133
--------------------------------------------------------------------------------------

Chemicals -- 3.1%
--------------------------------------------------------------------------------------

               DT Acquisition Inc.

$ 8,814,842    Term loan, maturing December 16, 1998                    $    8,814,842
               Diversified chemical producer

               GEO Specialty Chemicals, Inc.

  4,975,000    Term loan, maturing March 25, 2004                            4,975,000
               Diversified chemical producer

               Huntsman Corporation

  9,900,000    Term loan, maturing September 30, 2003                        9,900,000

 21,037,500    Term loan, maturing December 31, 2004                        21,037,500

  7,500,000    Term loan, maturing December 31, 2005                         7,500,000
               Diversified chemical producer

               Huntsman Specialty Chemicals Corporation

          0    Revolving loan, maturing March 15, 2002                               0

  7,240,491    Term loan, maturing March 15, 2002                            7,240,491

  9,900,000    Term loan, maturing March 15, 2004                            9,900,000

  9,900,000    Term loan, maturing March 15, 2005                            9,900,000
               Diversified chemical producer

               Rheox, Inc.

          0    Revolver loan, maturing January 30, 2004                              0

 18,016,667    Term loan, maturing January 30, 2004                         18,016,667
               Diversified chemical producer

              Sterling Pulp Chemicals (Sask) Ltd.

  7,230,323    Term loan, maturing June 30, 2005                             7,230,323
               Diversified chemical producer

               STX Chemicals Corp.

 21,839,993    Term loan, maturing September 30, 2004                       21,839,993
               Petrochemicals and pulp chemicals
--------------------------------------------------------------------------------------
                                                                        $  126,354,816
--------------------------------------------------------------------------------------

Chemicals Specialty -- 0.3%
--------------------------------------------------------------------------------------

               Harris Specialty Chemicals, Inc.

$   253,792    Term loan, maturing December 31, 1999                    $      253,792

  1,952,719    Term loan, maturing December 31, 2001                         1,952,719

  3,554,093    Term loan, maturing December 31, 2002                         3,554,093
               Construction chemicals

               NEN Life Sciences Products, Inc.

  5,265,306    Term loan, maturing December 31, 2004                         5,265,306
               Manufactures and distributes biochemical and related
               products
--------------------------------------------------------------------------------------
                                                                        $   11,025,910
--------------------------------------------------------------------------------------

Coal -- 0.3%
--------------------------------------------------------------------------------------

               Alliance Coal Corporation

$ 4,143,663    Term loan, maturing December 31, 2001                    $    4,143,663

  6,588,538    Term loan, maturing December 31, 2002                         6,588,538
               Diversified producer and supplier of steam and
               metallurgical coal
--------------------------------------------------------------------------------------
                                                                        $   10,732,201
--------------------------------------------------------------------------------------

Commercial Services -- 5.7%
--------------------------------------------------------------------------------------

               Advanstar Communications, Inc.

$    88,456    Revolving loan, maturing June 30, 2001                   $       88,456

  3,188,855    Term loan, maturing December 21, 2003                         3,188,855

  9,712,644    Term loan, maturing December 31, 2002                         9,712,644
               Trade publication and exposition management company

               American Floral Services, Inc.

  5,000,000    Term loan, maturing June 30, 2004                             5,000,000
               Flowers-by-wire service

               Brand Scaffold Services, Inc.

  2,962,500    Term loan, September 30, 2003                                 2,962,500

  1,975,000    Term loan, September 30, 2004                                 1,975,000
               Industrial scaffolding rental, erection and
               dismantlement services

               Caterair International Corporation

 37,027,200    Term loan, maturing March 1, 2007                            37,027,200
               Food service to airlines

               Erickson Air-Crane Co.

  8,932,500    Term loan, maturing December 31, 2004                         8,932,500
               Provider of heavy-lift helicopter services

               NBC Merger Sub, Inc.

  7,400,000    Term loan, maturing August 31, 2003                           7,400,000
               Used college textbook wholesaler

               Outsourcing Solutions, Corp.

 24,275,209    Term loan, maturing October 15, 2003                         24,275,209
               Accounts receivable management services

               Outdoor Systems, Inc.

 15,000,000    Term loan, maturing June 30, 2004                            15,000,000
               Outdoor advertising company

               Omni Services, Inc.

 22,910,000    Term loan, maturing October 30, 2005                         22,910,000
               Workwear rental, laundry and washroom servicing

               PSI Acquisition Corporation

 17,000,000    Term loan, maturing September 30, 2003                       17,000,000
               Diversified consulting services

               SC International Services, Inc.

 20,827,800    Term loan, maturing March 1, 2007                            20,827,800
               Food service to airlines

               Volume Services, Inc.

    960,000    Revolving loan, maturing December 31, 2000                      960,000

  4,957,200    Term loan, maturing December 31, 2002                         4,957,200

  2,478,500    Term loan, maturing December 31, 2003                         2,478,500
               Provides food services for civic centers and sports
               facilities

               Young & Rubicam L.P.

 43,728,750    Term loan, maturing March 31, 2003                           43,728,750
               Advertising, public relations, direct marketing,
               sales development and design and health care
               communications
--------------------------------------------------------------------------------------
                                                                        $  228,424,614
--------------------------------------------------------------------------------------

Communication Equipment -- 0.3%
--------------------------------------------------------------------------------------

               Communications & Power Industries, Inc.

$ 1,500,000    Term loan, maturing August 11, 2000                      $    1,500,000

  5,533,333    Term loan, maturing August 12, 2002                           5,533,333
               Microwave, electronic, and radio frequency components

               Telex Communications, Inc.

  5,000,000    Term loan, maturing November 6, 2004                          5,000,000
               Supplier of brand name communications products
--------------------------------------------------------------------------------------
                                                                        $   12,033,333
--------------------------------------------------------------------------------------

Computer Software -- 1.3%
--------------------------------------------------------------------------------------

               Decisionone Corporation

$ 2,175,332    Revolving loan, maturing August 7, 2003                  $    2,175,332

 16,900,000    Term loan, maturing August 7, 2003                           16,900,000

 35,411,250    Term loan, maturing August 7, 2005                           35,411,250
               Provider of multi-vendor computer maintenance and
               technology support
--------------------------------------------------------------------------------------
                                                                        $   54,486,582
--------------------------------------------------------------------------------------

Computer Systems -- 0.6%
--------------------------------------------------------------------------------------

               Anacomp, Inc.

$ 9,305,682    Term loan, maturing February 28, 2001                    $    9,305,682
               Produces micrographics systems

               Genicom Corporation

 13,415,625    Term loan, maturing December 5, 2004                         13,415,625
               Produces computer printers and supplies and provides
               multi-vendor servicing
--------------------------------------------------------------------------------------
                                                                        $   22,721,307
--------------------------------------------------------------------------------------

Conglomerates -- 1.0%
--------------------------------------------------------------------------------------

               American Marketing Industries, Inc.

$ 1,305,000    Term loan, maturing August 31, 2001                      $    1,305,000

  3,430,000    Term loan, maturing November 30, 2002                         3,430,000

  6,550,500    Term loan, maturing November 30, 2003                         6,550,500

  2,250,000    Term loan, maturing November 30, 2004                         2,250,000
               Manufacturer and distributor of corporate promotional
               and incentive products

               E & S Holdings

  4,277,778    Term loan, maturing September 30, 2004                        4,277,778

  4,277,778    Term loan, maturing September 30, 2005                        4,277,778

  2,444,444    Term loan, maturing March 30, 2006                            2,444,444
               Sporting goods and infant products

               Fenway Holdings, L.L.C.

  4,742,465    Term loan, maturing September 15, 2002                        4,742,465
               Manufactures and distributes billiard tables, dart
               machines, wood moldings, windows, doors, artificial
               flowers, archery bows, and plastics.

               Phase Metrics, Inc.

  4,950,000    Term loan, maturing December 4, 2001                          4,950,000
               Designs and manufactures production test equipment
               for the computer data storage industry

               Smarte Carte Corporation

    483,871    Term loan, maturing December 31, 2001                           483,871

  2,914,286    Term loan, maturing June 30, 2003                             2,914,286

  4,410,000    Term loan, maturing June 30, 2004                             4,410,000
               Airport baggage cart management and self storage
               locker service
--------------------------------------------------------------------------------------
                                                                        $   42,036,122
--------------------------------------------------------------------------------------

Containers -- Metal & Glass -- 1.9%
--------------------------------------------------------------------------------------

               Calmar, Inc.

$ 5,868,750    Term loan, maturing September 15, 2003                   $    5,868,750

  4,395,000    Term loan, maturing June 15, 2004                             4,395,000
               Plastic sprayers and dispensers

               Reid Plastics, Inc.

  9,971,683    Term loan, maturing November 12, 2003                         9,971,683

  7,500,000    Term loan, maturing November 12, 2004                         7,500,000
               Bottle manufacturer

               Russell-Stanley Holdings, Inc.

 14,000,000    Term loan, maturing September 30, 2005                       14,000,000
               Manufactures and markets steel and plastic drums

               Silgan Corporation

 27,362,500    Term loan, maturing June 30, 2005                            27,362,500
               Metal and plastic packaging products

               Truseal Technologies, Inc.

  7,477,500    Term loan, maturing July 1, 2004                              7,477,500
               Manufactures and distributes patented sealant
               products
--------------------------------------------------------------------------------------
                                                                        $   76,575,433
--------------------------------------------------------------------------------------

Containers -- Paper -- 5.9%
--------------------------------------------------------------------------------------

               IPC, Inc.

$40,386,250    Term loan, maturing September 30, 2004                   $   40,386,250
               Plastic and paper packaging products

               Jefferson Smurfit Corporation

 37,366,827    Term loan, maturing April 30, 2001                           37,366,827

 22,190,481    Term loan, maturing April 30, 2002                           22,190,481

 10,741,040    Term loan, maturing October 31, 2002                         10,741,040
               Liner board and other paper board products

               RIC Holding, Inc.

  7,092,309    Revolving loan, maturing February 28, 2003                    7,092,309

 15,038,657    Term loan, maturing February 28, 2003                        15,038,657

 10,483,390    Term loan, maturing February 28, 2004                        10,483,390

  4,154,270    Term loan, maturing August 28, 2004                           4,154,270
               Liner board, lumber and paper packaging products

               St. Laurent Paper Products

  3,876,289    Term loan, maturing May 31, 2003                              3,876,289

  4,123,711    Term loan, maturing May 31, 2004                              4,123,711
               Major U.S. producer of pulp and paper

               Stone Container Corporation

 32,645,498    Term loan, maturing April 1, 2000                            32,645,498

 38,414,645    Term loan, maturing October 1, 2003                          38,414,645
               Commodity pulp, paper and packaging products

               Stronghaven, Inc.

  9,401,724    Term loan, maturing May 31, 2004                              9,401,724

  1,830,657    Term loan, maturing May 15, 2004                              1,830,657
               Manufacturer of corrugated boxes
--------------------------------------------------------------------------------------
                                                                        $  237,745,748
--------------------------------------------------------------------------------------

Cosmetics -- 2.3%
--------------------------------------------------------------------------------------

               AM Cosmetics, Inc.

$   974,359    Term loan, maturing June 30, 2003                        $      974,359

 12,937,494    Term loan, maturing December 31, 2004                        12,937,494
               Cosmetics, skin and hair care, and perfume products

               Mary Kay Cosmetics, Inc.

 15,310,680    Term loan, maturing March 6, 2004                            15,310,680
               Cosmetics, skin and hair care, and perfume products

               Revlon Consumer Products Corporation

 62,000,000    Term loan, maturing May 29, 2002                             62,000,000
               Cosmetics, skin and hair care, and perfume products
--------------------------------------------------------------------------------------
                                                                        $   91,222,533
--------------------------------------------------------------------------------------

Electrical Equipment -- 0.5%
--------------------------------------------------------------------------------------

               Celestica International, Inc.

$ 8,415,000    Term loan, maturing June 30, 2003                        $    8,415,000
               Produces memory and power systems

               Chatham Enterprises Inc.

  1,865,000    Term loan, maturing August 18, 2003                           1,865,000

  3,497,308    Term loan, maturing August 18, 2005                           3,497,308
               Producer of electronic enclosures

               Viasystems, Inc.

  3,963,636    Term loan, maturing April 30, 2003                            3,963,636

  2,400,000    Term loan, maturing April 30, 2003                            2,400,000
               Supplier of interconnection products
--------------------------------------------------------------------------------------
                                                                        $   20,140,944
--------------------------------------------------------------------------------------

Electronics -- Defense -- 0.4%
--------------------------------------------------------------------------------------

               L-3 Communications Corporation

$ 1,342,000    Term loan, maturing March 31, 2003                       $    1,342,000

  2,483,333    Term loan, maturing March 31, 2005                            2,483,333

  1,633,500    Term loan, maturing March 31, 2006                            1,633,500
               Designs and manufactures secure communication systems
               and instrumentation products

               SPD Holdings, Inc.

    911,650    Revolving loan, maturing June 30, 2002                          911,650

  1,095,209    Term loan, maturing June 30, 2002                             1,095,209

  7,487,972    Term loan, maturing June 30, 2004                             7,487,972
               Manufactures circuit breakers, switchgear and control
               panels for warships
--------------------------------------------------------------------------------------
                                                                        $   14,953,664
--------------------------------------------------------------------------------------

Electronics -Instrumentation -- 1.1%
--------------------------------------------------------------------------------------

               Amphenol Corporation

$15,967,500    Term loan, maturing May 19, 2005                         $   15,967,500

 15,673,125    Term loan, maturing May 19, 2006                             15,673,125
               Designs, manufactures and markets interconnect
               systems and coaxial cable

               Details, Inc.

  5,000,000    Term loan, maturing October 27, 2003                          5,000,000

  1,000,000    Term loan, maturing October 27, 2004                          1,000,000
               Manufactures prototype printed circuit boards

               Packard Bioscience Company

  4,975,000    Term loan, maturing March 31, 2003                            4,975,000
               Manufacturer and distributor of bioanalytical
               equipment
--------------------------------------------------------------------------------------
                                                                        $   42,615,625
--------------------------------------------------------------------------------------

Foods -- 2.7%
--------------------------------------------------------------------------------------

               Del Monte Corporation

$ 6,181,818    Term loan, maturing March 31, 2003                       $    6,181,818

 12,750,000    Term loan, maturing March 31, 2005                           12,750,000
               Manufactures and markets canned vegetables and canned
               fruit

               Favorite Brands International, Inc.

  2,587,780    Revolving loan, maturing August 30, 2001                      2,587,780

  7,359,389    Term loan, maturing August 30, 2003                           7,359,389

 12,418,131    Term loan, maturing August 30, 2004                          12,418,131

  3,396,664    Term loan, maturing February 28, 2005                         3,396,664
               Manufactures and markets marshmallows and caramels

               International Home Foods, Inc.

    146,667    Revolving loan, maturing March 31, 2003                         146,667

  2,016,542    Term loan, maturing March 31, 2003                            2,016,542

 18,000,000    Term loan, maturing September 30, 2005                       18,000,000
               Manufactures and markets food products with popular
               brand names

               Southern Foods Group, L.P.

  3,922,240    Term loan, maturing February 28, 2006                         3,922,240
               Processes and sells dairy products

               Specialty Foods Corporation

 27,271,521    Term loan, maturing April 30, 2001                           27,271,521
               Bread and cheese products

               Van De Kamp's, Inc.

  7,029,687    Term loan, maturing April 30, 2003                            7,029,687

  4,410,601    Term loan, maturing September 30, 2003                        4,410,601
               Distributor of frozen convenience foods
--------------------------------------------------------------------------------------
                                                                        $  107,491,040
--------------------------------------------------------------------------------------

Food Wholesalers -- 0.7%
--------------------------------------------------------------------------------------

               Fleming Companies, Inc.

$28,980,042    Term loan, maturing July 25, 2004                        $   28,980,042
               Wholesale food distributor
--------------------------------------------------------------------------------------
                                                                        $   28,980,042
--------------------------------------------------------------------------------------

Hardware & Tools -- 0.2%
--------------------------------------------------------------------------------------

               Werner Holding Company, Inc.

$ 4,050,000    Term loan, maturing November 30, 2004                    $    4,050,000

  4,950,000    Term loan, maturing November 30, 2005                         4,950,000
               Manufactures and markets ladders and other climbing
               products
--------------------------------------------------------------------------------------
                                                                        $    9,000,000
--------------------------------------------------------------------------------------

Health Care -- Miscellaneous -- 6.9%
--------------------------------------------------------------------------------------

               Ameripath, Inc.

$10,000,000    Term loan, maturing June 27, 2004                        $   10,000,000
               Anatomical pathology services

               Extendicare Health Services, Inc.

 25,500,000    Term loan, maturing December 31, 2004                        25,500,000
               Operator of long-term care facilities

               Genesis Health Ventures, Inc.

 10,640,012    Term loan, maturing September 30, 2004                       10,640,012

 10,620,000    Term loan, maturing June 1, 2005                             10,620,000
               Operator of long-term care facilities, outpatient
               clinics and home health care services

               Imed Corporation

  9,000,000    Term loan, maturing November 30, 2002                         9,000,000

  4,544,100    Term loan, maturing November 30, 2003                         4,544,100

  4,544,100    Term loan, maturing November 30, 2004                         4,544,100

  4,276,800    Term loan, maturing May 31, 2005                              4,276,800
               Provider of infusion systems and related technologies

               Integrated Health Services, Inc.

 33,000,000    Term loan, maturing September 15, 2003                       33,000,000
               Provider of post-acute health care services

               Kinetic Concepts, Inc.

  5,250,000    Term loan, maturing December 31, 2004                         5,250,000

  5,250,000    Term loan, maturing December 31, 2005                         5,250,000
               Designs, manufactures and markets therapeutic systems

               Leiner Health Products Inc.

  5,970,000    Term loan, maturing December 30, 2004                         5,970,000

  4,477,500    Term loan, maturing December 31, 2005                         4,477,500
               Manufactures and markets vitamins, minerals and
               nutritional supplements

               Mediq / Prn Life Support Service

  9,854,628    Term loan, maturing September 30, 2004                        9,854,628
               Medical equipment and rental services

               Merit Behavioral Care Corporation

 11,669,746    Term loan, maturing March 31, 2007                           11,669,746
               Mental health care provider

               National Medical Care, Inc.

 60,000,000    Term loan, maturing September 30, 2003                       60,000,000
               Kidney dialysis service provider

               Paragon Health Network, Inc.

 12,500,000    Term loan, maturing March 31, 2005                           12,500,000

 12,500,000    Term loan, maturing March 31, 2006                           12,500,000
               Operator of long-term care facilities

               SMT Health Services

  9,975,000    Term loan, maturing August 31, 2003                           9,975,000
               Provider of mobile magnetic resonance imaging
               services

               Sun Healthcare Group, Inc.

  8,250,000    Term loan, maturing October 9, 2004                           8,250,000

  8,250,000    Term loan, maturing October 9, 2005                           8,250,000
               Operator of long-term care facilities, rehabilitation
               facilities and home health care services

               The Multicare Companies Inc. (Genesis Eldercare)

  7,980,009    Term loan, maturing September 30, 2004                        7,980,009

  2,655,000    Term loan, maturing June 1, 2005                              2,655,000
               Operator of long-term care facilities, outpatient
               clinics and home health care services

               Total Renal Care Holdings, Inc.

          0    Term loan, maturing September 30, 2007                                0
               Kidney dialysis service provider

               WGL Acquisition Corp.

  3,940,000    Term loan, maturing July 10, 2004                             3,940,000
               Manufactures medical devices and batteries for
               medical and commercial applications
--------------------------------------------------------------------------------------
                                                                        $  280,646,895
--------------------------------------------------------------------------------------

Hospital Management -- 0.9%
--------------------------------------------------------------------------------------

               Community Health Systems, Inc.

$12,561,644    Term loan, maturing December 31, 2003                    $   12,561,644

 12,561,644    Term loan, maturing December 31, 2004                        12,561,644

  9,445,205    Term loan, maturing December 31, 2005                         9,445,205
               Hospital and healthcare management
--------------------------------------------------------------------------------------
                                                                        $   34,568,493
--------------------------------------------------------------------------------------

Hotels -- 1.1%
--------------------------------------------------------------------------------------

               Capstar Hotel Company

$11,250,000    Term loan, maturing June 30, 2004                        $   11,250,000
               Hotel management

               Hard Rock Hotel, Inc.

  2,000,000    Term loan, maturing October 24, 2003                          2,000,000

  3,000,000    Term loan, maturing October 24, 2004                          3,000,000

  3,000,000    Term loan, maturing October 24, 2005                          3,000,000
               Hotel management

               HMC Capital Resources Corp.

    532,800    Term loan, maturing June 17, 2004                               532,800
               Hotel management

               Interstate Hotels Corporation

  4,743,590    Term loan, maturing June 25, 2003                             4,743,590

 19,688,034    Term loan, maturing June 25, 2004                            19,688,034
               Hotel management
--------------------------------------------------------------------------------------
                                                                        $   44,214,424
--------------------------------------------------------------------------------------

Household Furnishings -- 2.7%
--------------------------------------------------------------------------------------

               Furniture Brands International, Inc.

$ 9,000,000    Term loan, maturing June 27, 2004                        $    9,000,000

 31,000,000    Term loan, maturing June 27, 2007                            31,000,000
               Manufacturer of residential furniture

               Goodman Manufacturing Company, L.P.

  9,095,541    Term loan, maturing September 30, 2003                        9,095,541

 17,750,000    Term loan, maturing September 30, 2004                       17,750,000

 17,750,000    Term loan, maturing September 30, 2005                       17,750,000
               Manufacturer of heating/air conditioning equipment

               Sealy Mattress Company

  6,060,606    Term loan, maturing December 15, 2004                         6,060,606

  4,363,636    Term loan, maturing December 15, 2005                         4,363,636

  5,575,758    Term loan, maturing December 15, 2006                         5,575,758
               Manufactures bedding

               Simmons Company

  6,940,000    Term loan, maturing March 31, 2003                            6,940,000
               Manufactures bedding
--------------------------------------------------------------------------------------
                                                                        $  107,535,541
--------------------------------------------------------------------------------------

Household Products -- 0.5%
--------------------------------------------------------------------------------------

               Playtex Products, Inc.

$21,890,000    Term loan, maturing June 15, 2003                        $   21,890,000
               Manufactures and markets a diversified line of
               consumer products
--------------------------------------------------------------------------------------
                                                                        $   21,890,000
--------------------------------------------------------------------------------------

Housewares -- 0.2%
--------------------------------------------------------------------------------------

               Pillowtex Corporation

$ 6,500,000    Term loan, maturing December 31, 2004                    $    6,500,000
               Producer of textile products
--------------------------------------------------------------------------------------
                                                                        $    6,500,000
--------------------------------------------------------------------------------------

Insurance Brokers -- 0.5%
--------------------------------------------------------------------------------------

               Acordia, Inc.

$ 5,900,000    Term loan, maturing December 31, 2004                    $    5,900,000
               Provider of retail based brokerage services

               TRG Holding Corporation

 15,000,000    Term loan, maturing January 7, 2003                          15,000,000
               Provider of insurance services
--------------------------------------------------------------------------------------

                                                                         $  20,900,000
--------------------------------------------------------------------------------------

Leisure -- 3.9%
--------------------------------------------------------------------------------------

               24 Hour Fitness, Inc.

$10,000,000    Term loan, maturing December 31, 2004                    $   10,000,000
               Fitness center chain

               AMF Bowling Worldwide, Inc.

    219,595    Revolving loan, maturing March 31, 2002                         219,595

 13,336,620    Term loan, maturing March 31, 2002                           13,336,620
               Manufactures and operates bowling equipment and
               supplies

               AMF Group, Inc.

 14,799,106    Term loan, maturing March 31, 2003                           14,799,106

 13,007,981    Term loan, maturing March 31, 2004                           13,007,981
               Manufactures and operates bowling equipment and
               supplies

               ASC East, Inc.

  3,857,143    Term loan, maturing May 31, 2006                              3,857,143
               Operator of alpine resorts

               ASC West, Inc.

  9,642,857    Term loan, maturing May 31, 2006                              9,642,857
               Operator of alpine resorts

               Alliance Gaming Corporation

  7,129,464    Term loan, maturing January 31, 2005                          7,129,464

  2,850,000    Term loan, maturing July 31, 2005                             2,850,000
               Designs and manufacturing gaming machines

               Interval International Corporation

  6,625,000    Term loan, maturing December 16, 2005                         6,625,000

  6,625,000    Term loan, maturing December 15, 2006                         6,625,000
               Timeshare exchange operator

               KSL Recreation Group, Inc.

  6,653,572    Revolving loan, maturing April 30, 2005                       6,653,572

  7,028,846    Term loan, maturing April 30, 2005                            7,028,846

  7,028,846    Term loan, maturing April 30, 2006                            7,028,846
               Operates properties in the leisure, recreation,
               resort and travel fields

               Metro-Goldwyn-Mayer, Inc.

 25,000,000    Term loan, maturing December 31, 2006                        25,000,000
               Film and television production and distribution

               Mikohn Gaming Corporation

  5,000,000    Term loan, maturing April 1, 2004                             5,000,000
               Developer, manufacturer and distributor of gaming
               equipment

               Six Flags Theme Parks, Inc.

  6,649,355    Term loan, maturing June 23, 2001                             6,649,355

 10,137,000    Term loan, maturing June 23, 2003                            10,137,000
               Amusement parks
--------------------------------------------------------------------------------------
                                                                        $  155,590,385
--------------------------------------------------------------------------------------

Machinery -- 0.3%
--------------------------------------------------------------------------------------

               Numatics, Incorporated

$ 4,222,732    Term loan, maturing January 3, 2002                      $    4,222,732

  7,626,312    Term loan, maturing January 3, 2004                           7,626,312
               Manufactures air valves, cylinders, and air
               filtration and drying devices
--------------------------------------------------------------------------------------
                                                                        $   11,849,044
--------------------------------------------------------------------------------------

Manufacturing -- Diversified -- 4.7%
--------------------------------------------------------------------------------------

               AMSCAN Holdings, Inc.

$ 8,454,545    Term loan, maturing December 31, 2004                    $    8,454,545
               Designs, manufactures and distributes decorative
               party goods

               CFS Holding N.V.

  9,398,729    Term loan, maturing June 30, 2005                             9,398,729
               Supplier of integrated production lines for food
               processing and packaging

               Columbus McKinnon Corporation

  5,644,000    Revolving loan, maturing September 30, 2001                   5,644,000

  6,878,036    Term loan, maturing September 30, 2001                        6,878,036

 12,469,349    Term loan, maturing September 30, 2003                       12,469,349
               Manufacturer of hoists and lifting equipment

               Desa International, Inc.

  7,500,000    Term loan, maturing November 30, 2004                         7,500,000
               Manufactures indoor and outdoor heaters and specialty
               tools

               Foamex L.P.

  3,879,630    Revolving loan, maturing June 30, 2003                        3,879,630

  5,559,174    Term loan, maturing June 30, 2003                             5,559,174

  8,339,048    Term loan, maturing June 30, 2005                             8,339,048

  7,580,952    Term loan, maturing June 30, 2006                             7,580,952

  7,000,000    Term loan, maturing December 31, 2006                         7,000,000
               Manufactures flexible polyurethane and polymer foam
               products

               International Wire Group, Inc.

 23,962,617    Term loan, maturing September 30, 2002                       23,962,617
               Manufactures and markets copper wire and harnesses

               InteSys Technologies, Inc.

  4,390,244    Term loan, maturing December 31, 2001                         4,390,244
               Designs and manufactures plastic components for
               original equipment manufacturers

               Jackson Products, Inc.

  1,975,000    Term loan, maturing September 1, 2001                         1,975,000

  7,323,912    Term loan, maturing September 1, 2002                         7,323,912

  7,331,250    Term loan, maturing September 1, 2003                         7,331,250
               Manufactures and distributes safety equipment and
               reflective beads

               Joan Fabrics Corporation

$ 5,622,678    Revolving loan, maturing June 30, 2003                   $    5,622,678

 10,882,604    Term loan, maturing June 30, 2003                            10,882,604

 14,473,684    Term loan, maturing June 30, 2005                            14,473,684

  7,526,316    Term loan, maturing June 30, 2006                             7,526,316
               Manufacturer of velour fabrics for automotive and
               furniture systems

               Matthew Warren, Inc.

  6,922,328    Term loan, maturing February 28, 2004                         6,922,328
               Manufactures and distributes industrial spring
               products

               Panavision International, L.P.

  2,163,333    Revolving loan, maturing June 30, 2004                        2,163,333

  4,400,000    Term loan, maturing June 30, 2004                             4,400,000
               Manufactures lens and camera equipment

               Panolam Industries, Inc.

    828,000    Term loan, maturing November 1, 2002                            828,000

  4,564,000    Term loan, maturing November 1, 2004                          4,564,000

  2,608,000    Term loan, maturing November 1, 2005                          2,608,000

  2,000,000    Term loan, maturing May 1, 2006                               2,000,000
               Designs, manufactures and markets decorative
               thermally- fused melamine panels
--------------------------------------------------------------------------------------
                                                                        $  189,677,429
--------------------------------------------------------------------------------------

Medical Products -- 1.0%
--------------------------------------------------------------------------------------

               Graphic Controls Corporation

$10,786,925    Term loan, maturing August 28, 2003                      $   10,786,925

  4,890,890    Term loan, maturing September 28, 2003                        4,890,890
               Recording and monitoring devices

               Nutramax Products, Inc.

  3,936,944    Term loan, maturing December 31, 2003                         3,936,944

  6,000,000    Term loan, maturing September 30, 2004                        6,000,000
               Manufactures and markets private label health and
               personal care products

               Sterling Diagnostic Imaging, Inc.

 15,000,000    Term loan, maturing December 30, 2005                        15,000,000
               Manufacturer and marketer of medical x-ray imaging
               films and related products
--------------------------------------------------------------------------------------
                                                                        $   40,614,759
--------------------------------------------------------------------------------------

Metals -- 0.2%
--------------------------------------------------------------------------------------

               U.S. Silica Company

$ 4,145,337    Term loan, maturing December 31, 2001                    $    4,145,337

  3,893,333    Term loan, maturing December 31, 2003                         3,893,333
               Producer of industrial silica
--------------------------------------------------------------------------------------
                                                                        $    8,038,670
--------------------------------------------------------------------------------------

Miscellaneous -- 1.5%
--------------------------------------------------------------------------------

               Allied Waste North America

$ 7,200,000    Term loan, maturing October 17, 2003                     $    7,200,000

  7,644,000    Term loan, maturing December 31, 2003                         7,644,000
               Non-hazardous solid waste management

               LESI, Inc.

  7,462,500    Term loan, maturing May 15, 2004                              7,462,500

  7,462,500    Term loan, maturing May 15, 2005                              7,462,500
               Hazardous solid waste management

               Prime Succession, Inc.

 15,822,222    Term loan, maturing August 1, 2003                           15,822,222
               Operator of funeral homes and cemeteries

               Rose Hills Company

  9,800,447    Term loan, maturing December 1, 2003                          9,800,447
               Operator of funeral homes and cemeteries

               Walco International, Inc.

  4,966,667    Term loan, maturing March 31, 2004                            4,966,667
               Distributes food animal health products
--------------------------------------------------------------------------------------
                                                                        $   60,358,336
--------------------------------------------------------------------------------------

Office Equipment and Supplies -- 0.6%
--------------------------------------------------------------------------------------

               F.M.E. Corporation (Neopost, S.A.)

$12,314,749    Term loan, maturing June 24, 2006                        $   12,314,749
               Producer of mailroom products

               Identity Group, Inc.

  9,949,749    Term loan, maturing November 22, 2003                         9,949,749
               Manufactures and distributes ink delivery products
--------------------------------------------------------------------------------------
                                                                        $   22,264,498
--------------------------------------------------------------------------------------

Paper and Forest Products -- 0.7%
--------------------------------------------------------------------------------------

               Bear Island Paper Company, LLC

$ 9,000,000    Term loan, maturing December 31, 2005                    $    9,000,000
               Producer of news print

               S.D. Warren Company

 19,578,400    Term loan, maturing December 20, 2002                        19,578,400
               Major U.S. producer of coated free paper
--------------------------------------------------------------------------------------
                                                                        $   28,578,400
--------------------------------------------------------------------------------------

Publishing -- 2.4%
--------------------------------------------------------------------------------------

               Cullman Ventures, Inc.

$15,000,000    Term loan, maturing January 31, 2004                     $   15,000,000
               Producer of calendars, organizers, diaries and
               related products

               Cygnus Publishing, Inc.

 13,500,000    Term loan, maturing June 5, 2005                             13,500,000
               Leader in the education, media and information
               businesses

               Primedia, Inc.

  8,770,000    Revolving loan, maturing June 30, 2004                        8,770,000

 31,500,000    Term loan, maturing June 30, 2004                            31,500,000
               Leader in the education, media and information
               businesses

               Rand McNally & Company

  1,000,000    Term loan, maturing April 30, 2005                            1,000,000

  4,500,000    Term loan, maturing April 30, 2006                            4,500,000
               Provider of geographic information

               Von Hoffman Press, Inc.

  5,768,143    Term loan, maturing May 30, 2004                              5,768,143

  5,768,143    Term loan, maturing May 30, 2005                              5,768,143
               Manufactures textbooks for educational purposes

               Yellow Book USA, L.P.

  5,000,000    Term loan, maturing September 30, 2005                        5,000,000

  3,692,308    Term loan, maturing December 31, 2005                         3,692,308

  2,307,692    Term loan, maturing December 31, 2006                         2,307,692
               Publisher of yellow pages directories
--------------------------------------------------------------------------------------
                                                                        $   96,806,286
--------------------------------------------------------------------------------------

Publishing -- Newspapers -- 2.0%
--------------------------------------------------------------------------------------

               21st Century Newspapers, Inc.

$ 9,500,000    Term loan, maturing February 15, 2005                    $    9,500,000
               Community newspaper

               American Media Operations, Inc.

    774,471    Revolving loan, maturing September 30, 2002                     774,471

 15,939,857    Term loan, maturing September 30, 2002                       15,939,857
               Weekly periodical publisher

               Garden State Newspapers, Inc.

    505,263    Revolving loan, maturing June 30, 2003                          505,263

          0    Revolving loan, maturing March 31, 2004                               0

  1,473,684    Term loan, maturing March 31, 2004                            1,473,684
               Suburban newspaper

               Journal Register Company

  8,168,237    Term loan, maturing June 30, 2000                             8,168,237

 22,462,955    Term loan, maturing December 31, 2002                        22,462,955

  4,084,118    Term loan, maturing May 5, 2003                               4,084,118
               Suburban newspaper

               Morris Communications Corporation

 20,000,000    Term loan, maturing June 30, 2005                            20,000,000
               Daily and non-daily publisher
--------------------------------------------------------------------------------------
                                                                        $   82,908,585
--------------------------------------------------------------------------------------

Railroads -- 0.2%
--------------------------------------------------------------------------------------

               I & M Rail Link, LLC

$ 2,800,000    Revolving loan, maturing March 31, 2004                  $    2,800,000

  6,880,000    Term loan, maturing March 31, 2004                            6,880,000
               Railway operating firm
--------------------------------------------------------------------------------------
                                                                        $    9,680,000
--------------------------------------------------------------------------------------

Restaurants -- 2.4%
--------------------------------------------------------------------------------------

               Friendly Ice Cream Corporation

$ 1,285,714    Term loan, maturing November 15, 2004                    $    1,285,714

  6,428,572    Term loan, maturing November 15, 2005                         6,428,572
               Operates full service casual dining restaurants

               Houlihan's Restaurants, Inc.

  4,975,000    Term loan, maturing April 15, 2004                            4,975,000
               Operates full service casual dining restaurants

               Long John Silver's Restaurants, Inc.

  7,031,065    Term loan, maturing September 30, 2002                        7,031,065
               Seafood restaurants

               Shoney's Inc.

  4,750,000    Term loan, maturing April 30, 2002                            4,750,000

  9,975,000    Term loan, maturing April 30, 2002                            9,975,000
               Operates full service casual dining restaurants

               Tricon Global Restaurants, Inc.

 63,960,000    Term loan, maturing October 2, 2002                          63,960,000
               Quick service restaurant provider
--------------------------------------------------------------------------------------
                                                                        $   98,405,351
--------------------------------------------------------------------------------------

Retail Stores -- Drug Stores -- 0.3%
--------------------------------------------------------------------------------------

               Duane Reade, Inc.

$12,468,499    Term loan, maturing June 15, 2002                        $   12,468,499
               Retail drug stores
--------------------------------------------------------------------------------------
                                                                        $   12,468,499
--------------------------------------------------------------------------------------

Retail Stores -- Food Chains -- 2.9%
--------------------------------------------------------------------------------------

               Pathmark Stores, Inc.

$32,963,333    Term loan, maturing December 15, 2001                    $   32,963,333
               Supermarket chain in New York Metro Area

               Ralphs Grocery Company

 26,601,905    Term loan, maturing February 15, 2003                        26,601,905

 37,715,000    Term loan, maturing February 15, 2004                        37,715,000
               Third largest supermarket chain in Southern
               California

               Star Market Company, Inc.

 10,042,105    Term loan, maturing December 31, 2001                        10,042,105

  7,884,211    Term loan, maturing December 31, 2002                         7,884,211
               Supermarket chain in Massachusetts
--------------------------------------------------------------------------------------
                                                                        $  115,206,554
--------------------------------------------------------------------------------------

Retail -- Specialty -- 1.3%
--------------------------------------------------------------------------------------

               CSK Auto, Inc.

$15,000,000    Term loan, maturing October 31, 2003                     $   15,000,000
               Retailer of automotive parts and accessories

               Griffith Consumers Company

  5,559,874    Term loan, maturing December 31, 2000                         5,559,874

 10,001,068    Term loan, maturing December 31, 2002                        10,001,068

  7,717,437    Term loan, maturing December 31, 2003                         7,717,437
               Retail petroleum distributor

               Petro Stopping Centers

  6,555,556    Term loan, maturing December 31, 2003                         6,555,556
               Operator of full-service truck stops

               Travelcenters of America, Inc.

  7,975,000    Term loan, maturing March 27, 2005                            7,975,000
               Operator of truck stops
--------------------------------------------------------------------------------------
                                                                        $   52,808,935
--------------------------------------------------------------------------------------

Steel -- 0.2%
--------------------------------------------------------------------------------------

               UCAR Global Enterprises, Inc.

$ 8,000,000    Term loan, maturing December 31, 2002                    $    8,000,000
               Processing materials for steel industry
--------------------------------------------------------------------------------------
                                                                        $    8,000,000
--------------------------------------------------------------------------------------

Telecommunications -- 1.0%
--------------------------------------------------------------------------------------

               Access Communications, Inc.

$10,000,000    Term loan, maturing December 31, 2004                    $   10,000,000
               Provider of long distance and other
               telecommunications services

               Arch Communications Enterprises, Inc.

 10,500,000    Term loan, maturing December 31, 2003                        10,500,000
               Paging service provider

               Price Communications Wireless, Inc.

  1,883,333    Revolving loan, maturing September 30, 2005                   1,883,333

  1,666,667    Term loan, maturing September 30, 2005                        1,666,667

 18,000,000    Term loan, maturing September 30, 2006                       18,000,000
               Cellular systems provider
--------------------------------------------------------------------------------------
                                                                        $   42,050,000
--------------------------------------------------------------------------------------

Telephone -- 0.2%
--------------------------------------------------------------------------------------

               NSC Communications Corporation

$ 4,563,045    Revolving loan, maturing April 1, 2003                   $    4,563,045

  4,378,846    Term loan, maturing October 1, 2003                           4,378,846
               Independent payphone provider
--------------------------------------------------------------------------------------
                                                                        $    8,941,891
--------------------------------------------------------------------------------------

Textiles -- 1.8%
--------------------------------------------------------------------------------------

               CAF Holdings, Inc.

$ 4,694,118    Term loan, maturing June 30, 2002                        $    4,694,118
               Manufactures and markets commercial floorcovering

               Collins & Aikman Products Company

 31,685,196    Term loan, maturing December 31, 2002                        31,685,196
               Automotive products, residential upholstery fabrics,
               and wallcoverings

               GFSI, Inc. (Gear for Sports)

 13,930,000    Term loan, maturing March 31, 2004                           13,930,000
               Designs, manufactures and markets custom design
               sportswear and activewear

               Renfro Corporation

  5,000,000    Term loan, maturing November 15, 2003                         5,000,000
               Manufactures socks

               The William Carter Company

  6,174,000    Term loan, maturing October 31, 2003                          6,174,000
               Manufacturer and distributor of children's apparel

               Walls Industries, Inc.

  5,042,552    Term loan, maturing February 28, 2005                         5,042,552

  6,861,703    Term loan, maturing February 28, 2006                         6,861,703
               Manufactures and markets workwear, hunting and
               outdoor apparel and outerwear
--------------------------------------------------------------------------------------
                                                                        $   73,387,569
--------------------------------------------------------------------------------------

Toys -- 0.2%
--------------------------------------------------------------------------------------

               Hedstrom Corporation

$ 1,973,333    Term loan, maturing June 30, 2003                        $    1,973,333

  7,224,107    Term loan, maturing June 30, 2005                             7,224,107
               Manufactures swingsets and other children's toys
--------------------------------------------------------------------------------------
                                                                        $    9,197,440
--------------------------------------------------------------------------------------

Transportation -- 0.8%
--------------------------------------------------------------------------------------

               Atlas Freighter Leasing, Inc.

$ 5,500,000    Term loan, maturing May 29, 2004                         $    5,500,000
               Aircraft leasing

               Evergreen International Aviation, Inc.

 19,836,002    Term loan, maturing April 30, 2002                           19,836,002
               Air cargo carrier

               Gemini Leasing, Inc.

  7,500,000    Term loan, maturing December 31, 2002                         7,500,000
               Air cargo carrier
--------------------------------------------------------------------------------------
                                                                        $   32,836,002
--------------------------------------------------------------------------------------

Utilities -- 1.2%
--------------------------------------------------------------------------------------

               AES CEMIG Funding Corporation

$25,575,000    Term loan, maturing August 28, 1998                      $   25,575,000
               Global power company

               AESEBA Funding Corporation

 20,925,000    Term loan, maturing August 28, 1998                          20,925,000
               Global power company
--------------------------------------------------------------------------------------
                                                                        $   46,500,000
--------------------------------------------------------------------------------------

Total Senior, Secured, Floating-Rate Interests
  (identified cost, $3,657,069,972)                                     $3,657,069,972
--------------------------------------------------------------------------------------

Common Stocks -- 0.1%

Shares/Rights        Security                                           Value
--------------------------------------------------------------------------------------
    806,708    America's Favorite Chicken Company,
               Common Stock*                                            $    2,675,850

        608    Classic Cable Common Stock Warrants *                                 0

     34,364    PSI Acquisition Corporation, Warrants *                               0
--------------------------------------------------------------------------------------

Total Common Stocks
  (identified cost, $0)                                                 $    2,675,850
--------------------------------------------------------------------------------------
Short-Term Investments -- 6.4%

Principal      Maturity
Amount         Date      Borrower                               Rate    Amount
--------------------------------------------------------------------------------------

$35,193,644    01/02/98  American General Finance Company       6.50%   $   35,193,644

 46,891,532    01/02/98  American General Company               6.50%       46,891,532

 41,244,016    01/09/98  American Express Credit Corporation    6.10%       41,244,016

 85,876,014    01/02/98  Associate Corporation of N.A.          6.70%       85,876,014

 49,990,764    01/02/98  CXC Incorporated                       6.65%       49,990,764
--------------------------------------------------------------------------------------

Total Short-Term Investments,
  at amortized cost                                                     $  259,195,970
--------------------------------------------------------------------------------------

Total Investments -- 97.1%
  (identified cost, $3,916,265,942)                                     $3,918,941,792
--------------------------------------------------------------------------------------

Other Assets, Less Liabilities -- 2.9%                                  $  116,130,133
--------------------------------------------------------------------------------------

Total Net Assets -- 100%                                                $4,035,071,925
--------------------------------------------------------------------------------------

*Non-income producing security.

Note: The description of the principal business for each security set forth above is unaudited.

Senior Debt Portfolio as of December 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

(Expressed in United States Dollars)

As of December 31, 1997

Assets
-------------------------------------------------------------------------------

Investments, at value (Note 1A)
  (identified cost, $3,916,265,942)                              $3,918,941,792

Cash                                                                 93,405,242

Receivable for investments sold                                         448,058

Interest receivable                                                  25,786,574

Miscellaneous receivable                                                101,715

Prepaid expenses                                                        979,673

Deferred organization expenses (Note 1D)                                 31,613
-------------------------------------------------------------------------------

Total assets                                                     $4,039,694,667
-------------------------------------------------------------------------------

Liabilities
-------------------------------------------------------------------------------

Deferred facility fee income (Note 1B)                           $    4,370,655

Payable to affiliate for Trustees' fees (Note 2)                          7,463

Accrued expenses                                                        244,624
-------------------------------------------------------------------------------

Total liabilities                                                $    4,622,742
-------------------------------------------------------------------------------

Net Assets applicable to investors' interest in Portfolio        $4,035,071,925
-------------------------------------------------------------------------------

Sources of Net Assets
-------------------------------------------------------------------------------

Net proceeds from capital contributions and withdrawals          $4,032,396,075

Net unrealized appreciation of investments
  (computed on the basis of identified cost)                          2,675,850
-------------------------------------------------------------------------------

Total                                                            $4,035,071,925
-------------------------------------------------------------------------------

Statement of Operations
(Expressed in United States Dollars)

For the Year Ended
December 31, 1997

Investment Income (Note 1B)
-------------------------------------------------------------------------------

Interest income                                                   $ 283,456,988

Facility fees earned                                                  4,774,292
-------------------------------------------------------------------------------

Total income                                                      $ 288,231,280
-------------------------------------------------------------------------------

Expenses
-------------------------------------------------------------------------------

Investment adviser fee (Note 2)                                   $  31,751,900

Compensation of Trustees not members of the Investment Adviser's
  organization (Note 2)                                                  29,283

Custodian fee                                                         1,008,778

Legal and accounting services                                           608,361

Amortization of organization expenses (Note 1D)                           6,205

Interest expense (Note 4)                                               610,023

Miscellaneous                                                           202,512
-------------------------------------------------------------------------------

Total expenses                                                    $  34,217,062
-------------------------------------------------------------------------------

Net investment income                                             $ 254,014,218
-------------------------------------------------------------------------------

Realized and Unrealized
Gain (Loss) on Investments
-------------------------------------------------------------------------------

Net realized gain (loss) --

  Investment transactions (identified cost basis)                 $  (9,000,530)
-------------------------------------------------------------------------------

Net realized loss on investments                                  $  (9,000,530)
-------------------------------------------------------------------------------

Change in unrealized appreciation (depreciation) --

  Investments (identified cost basis)                             $   8,549,067
-------------------------------------------------------------------------------

Net change in unrealized appreciation (depreciation)
  of investments                                                  $   8,549,067
-------------------------------------------------------------------------------

Net realized and unrealized loss on investments                   $    (451,463)
-------------------------------------------------------------------------------

Net increase in net assets from operations                        $ 253,562,755
-------------------------------------------------------------------------------

Senior Debt Portfolio as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets
(Expressed in United States Dollars)

Increase (Decrease)                         Year Ended         Year Ended
in Net Assets                               December 31, 1997  December 31, 1996
--------------------------------------------------------------------------------

From operations --

  Net investment income                     $  254,014,218     $  171,247,196

  Net realized loss on investments              (9,000,530)        (2,509,974)

  Net change in unrealized appreciation
    (depreciation) of investments                8,549,067         (1,387,860)
--------------------------------------------------------------------------------

Net increase in net assets from operations  $  253,562,755     $  167,349,362
--------------------------------------------------------------------------------

Capital transactions --

  Contributions                             $1,646,867,281     $1,604,853,413

  Withdrawals                                 (875,432,567)      (383,467,171)
--------------------------------------------------------------------------------

Net increase in net assets from capital
  transactions                              $  771,434,714     $1,221,386,242
--------------------------------------------------------------------------------

Net increase in net assets                  $1,024,997,469     $1,388,735,604
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------

At beginning of year                        $3,010,074,456     $1,621,338,852
--------------------------------------------------------------------------------

At end of year                              $4,035,071,925     $3,010,074,456
--------------------------------------------------------------------------------

Statement of Cash Flows
(Expressed in United States Dollars)

                                                               Year Ended
Increase (Decrease) in Cash                                    December 31, 1997
--------------------------------------------------------------------------------

Cash Flows From (Used For) Operating Activities --

  Purchases of loan interests                                   $(3,700,509,536)

  Proceeds from sales and principal repayments                    2,500,784,081

  Interest received                                                 275,103,446

  Facility fees received                                              2,015,430

  Interest paid                                                        (612,171)

  Operating expenses paid                                           (33,707,774)

  Net decrease in short-term investments                            170,130,743
--------------------------------------------------------------------------------

Net cash used for operating activities                          $  (786,795,781)
--------------------------------------------------------------------------------

Cash Flows From (For) Financing Activities --

  Proceeds from capital contributions                           $ 1,646,867,281

  Payments for capital withdrawals                                 (875,432,567)
--------------------------------------------------------------------------------

Net cash provided from financing activities                     $   771,434,714
--------------------------------------------------------------------------------

Net decrease in cash                                            $   (15,361,067)
--------------------------------------------------------------------------------

Cash at Beginning of Year                                       $   108,766,309
--------------------------------------------------------------------------------

Cash at End of Year                                             $    93,405,242
-------------------------------------------------------------------------------

Reconciliation of Net Increase in Net Assets
From Operations to Net Cash Used For
Operating Activities
-------------------------------------------------------------------------------

Net increase in net assets from operations                      $   253,562,755

Decrease in receivable for investments sold                             388,141

Increase in interest receivable                                      (8,354,627)

Decrease in miscellaneous receivable                                      1,085

Increase in prepaid expenses                                            (55,524)

Decrease in deferred organization expense                                 6,205

Decrease in deferred facility fee income                             (4,768,902)

Decrease in payable to affiliate                                           (420)

Decrease in accrued expenses                                            (53,144)

Net increase in investments                                      (1,027,521,350)
-------------------------------------------------------------------------------

Net cash used for operating activities                          $  (786,795,781)
-------------------------------------------------------------------------------

Supplementary Data (Expressed in United States Dollars)

                                                 Year Ended December 31,
                                      ------------------------------------------
                                          1997          1996           1995*
--------------------------------------------------------------------------------

Ratios to average daily net assets
--------------------------------------------------------------------------------

Operating expenses                          0.94%          0.98%          1.01%+

Interest expense                            0.02%          0.04%          0.13%+

Net investment income                       7.12%          7.17%          7.95%+

Portfolio Turnover                            81%            75%            39%
------------------------------------------------------------------------------

Net assets, end of period
  (000s omitted)                      $4,035,072     $3,010,074     $1,621,339
------------------------------------------------------------------------------

+Annualized.

*For the period from the start of business, February 22, 1995 to December 31, 1995.

Senior Debt Portfolio as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS

(Expressed in United States Dollars)

1 Significant Accounting Policies
--------------------------------------------------------------------------------
  Senior Debt Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a non-diversified closed-end investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The Policies are in conformity with accounting principles generally accepted in the United States of America.

  A Investment Valuation -- The Portfolio's investments in interests in loans (Loan Interests) are valued at fair value by the Portfolio's investment adviser, Boston Management and Research, under procedures established by the Trustees as permitted by Section 2(a)(41) of the Investment Company Act of 1940. Such procedures include the consideration of relevant factors, data and information relating to fair value, including (i) the characteristics of and fundamental analytical data relating to the Loan Interest, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Loan Interest, the terms and conditions of the loan and any related agreements and the position of the loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on evaluations of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Loan Interest including price quotations for and trading in the Loan Interest and interests in similar loans and the market environment and investor attitudes towards the Loan Interest and interests in similar loans; (v) the reputation and financial condition of the agent bank and any intermediate participant in the loan; and (vi) general economic and market conditions affecting the fair value of the Loan Interest. Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sales price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation. Short-term obligations which mature in sixty days or less are valued at amortized cost, if their original term to maturity when acquired by the Portfolio was 60 days or less or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Portfolio was more then 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations are valued at fair value as determined in good faith by or on behalf of the Trustees.

  B Income -- Interest income from Loan Interests is recorded on the accrual basis at the then-current interest rate, while all other interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Facility fees received are recognized as income over the expected term of the loan.

  C Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

  D Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

  E Other -- Investment transactions are accounted for on a trade date basis.

  F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by the credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the statement of operations.

  G Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2 Investment Adviser Fee and Other Transactions with Affiliates
--------------------------------------------------------------------------------
  An investment advisory fee is paid to Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio. The fee is computed at a monthly rate of 19/240 of 1% (0.95% annually) of the Portfolio's average daily gross assets up to and including $1 billion and at reduced rates as daily gross assets exceed that level. For the year ended December 31, 1997, the effective annual rate, based on average daily gross assets, was 0.89% and amounted to $31,751,900. Except as to Trustees of the Portfolio who are not members of BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee.

  Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of BMR. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1997, no significant amounts have been deferred.

3 Investments
--------------------------------------------------------------------------------
  The Portfolio invests primarily in Loan Interests. The ability of the issuers of the Loan Interests to meet their obligations may be affected by economic developments in a specific industry. The cost of purchases and the proceeds from principal repayments and sales of Loan Interests and other securities for the year ended December 31, 1997 aggregated $3,700,509,536 and $2,502,405,980, respectively.

4 Short-Term Debt and Credit Agreements
--------------------------------------------------------------------------------
  The Portfolio has entered into a revolving credit agreement that will allow the Portfolio to borrow an additional $250 million to support the issuance of commercial paper and to permit the Portfolio to invest in accordance with its investment practices. Interest is charged under the revolving credit agreement at the bank's base rate or at an amount above either the bank's adjusted certificate of deposit rate or federal funds effective rate.
  Interest expense includes a commitment fee of approximately $452,100 which is computed at the annual rate of 0.20% of the revolving credit agreement. There were no significant borrowings under this agreement during the year ended December 31, 1997. As of December 31, 1997, the Portfolio had no commercial paper outstanding.

5 Federal Income Tax Basis of Investment Securities
--------------------------------------------------------------------------------
  The cost and unrealized appreciation/depreciation in the value of the investments owned at December 31, 1997, as computed on a federal income tax basis, were as follows:

  Aggregate cost                                     $3,916,265,942
  --------------------------------------------------------------------

  Gross unrealized appreciation                        $  2,675,850

  Gross unrealized depreciation                              --

  --------------------------------------------------------------------

  Net unrealized appreciation                          $  2,675,850

  --------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

To the Trustees and Investors
of Senior Debt Portfolio
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Senior Debt Portfolio (the Portfolio) as of December 31, 1997, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the two years then ended and the supplementary data for each of the two years then ended and for the period from the start of business, February 22, 1995, to December 31, 1995 (all expressed in United States dollars). These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and Loan Interests owned at December 31, 1997 by correspondence with the custodian and selling or agent banks; where replies were not received from selling or agent banks, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Senior Debt Portfolio as of December 31, 1997, the results of its operations and its cash flows, the changes in net assets and its supplemental data for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1A, the financial statements include Loan Interests and certain other securities held by the Portfolio valued at $3,657,069,972 (90.6% of net assets of the Portfolio), which values are fair values determined by the Portfolio's investment adviser in the absence of actual market values. Determination of fair value involves subjective judgment, as the actual market value of a particular Loan Interest or security can be established only by negotiations between the parties in a sale transaction. We have reviewed the procedures established by the Trustees and used by the Portfolio's investment adviser in determining the fair value of such Loan Interests and securities and have inspected underlying documentation, and in the circumstances, we believe that the procedures are reasonable and the documentation appropriate.

                                             DELOITTE & TOUCHE
                                             Grand Cayman, Cayman Islands
                                             British West Indies
                                             February 13, 1998

EV CLASSIC SENIOR FLOATING-RATE FUND as of December 31, 1997

INVESTMENT MANAGEMENT

EV CLASSIC SENIOR FLOATING-RATE FUND

Officers                               Independent Trustees
JAMES B. HAWKES                        DONALD R. DWIGHT
President and Trustee                  President, Dwight Partners, Inc.

M. DOZIER GARDNER                      SAMUEL L. HAYES, III
Vice President and Trustee             Jacob H. Schiff Professor of Investment
                                       Banking, Harvard University Graduate
JAMES L. O'CONNOR                      School of Business Administration
Treasurer
                                       NORTON H. REAMER
ALAN R. DYNNER                         President and Director, United Asset
Secretary                              Management Corporation

                                       JOHN L. THORNDIKE
                                       Formerly Director, Fiduciary Company
                                       Incorporated

SENIOR DEBT PORTFOLIO

Officers                               Independent Trustees
JAMES B. HAWKES                        DONALD R. DWIGHT
President and Trustee                  President, Dwight Partners, Inc.

M. DOZIER GARDNER                      SAMUEL L. HAYES, III
Vice President and                     Jacob H. Schiff Professor of Investment
Trustee                                Banking, Harvard University Graduate
                                       School of Business Administration
RAYMOND O'NEILL
Vice President                         NORTON H. REAMER
                                       President and Director, United Asset
MICHEL NORMANDEAU                      Management Corporation
Vice President
                                       JOHN L. THORNDIKE
JAMES L. O'CONNOR                      Formerly Director, Fiduciary Company
Treasurer                              Incorporated

ALAN R. DYNNER                         JACK L. TREYNOR
Secretary                              Investment Adviser and Consultant

SCOTT H. PAGE
Vice President and
Co-Portfolio Manager

PAYSON F. SWAFFIELD
Vice President and
Co-Portfolio Manager

Investment Adviser of Senior Debt Portfolio
Boston Management and Research
24 Federal Street
Boston, MA 02110

Administrator of EV Classic Senior Floating-Rate Fund
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(800)225-6265

Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116

Transfer Agent
First Data Investor Services Group
Attention: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

Banking Counsel
Mayer, Brown & Platt
787 Seventh Avenue
New York, NY 10019

Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110



EV Classic
Senior Floating-Rate Fund
24 Federal Street
Boston, MA 02110

--------------------------------------------------------------------------------
      This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                   C-SFRSRC-2/98

  [LOGO]     Investing
EATON VANCE  for the                                         [Graphic Omitted]
------------ 21st
Mutual Funds Century(R)

                         Semiannual Report June 30, 1998

                                       EV
                                    CLASSIC
                                     SENIOR
                                 FLOATING-RATE
                                      FUND

                                   Eaton Vance
                      Global Management-Global Distribution

                               [Graphic Omitted]

                                     CLASSIC

EV Classic Senior Floating-Rate Fund as of June 30, 1998

INVESTMENT UPDATE


Investment Environment
--------------------------------------------------------------------------------
  The Loan Market
o The volume of new loan issuance again showed impressive growth, rising to $64 billion in the first half of 1998. The number of primary loan market participants continues to expand with the market. Mutual funds and other non-bank institutions continue to gain share in the loan market. The changing profile of lenders away from foreign and U.S. banks toward non-bank institutions is a significant trend in corporate finance.

o In June, Federal Reserve chairman Alan Greenspan voiced concerns that lending standards may loosen due to competitive pressures. While there has been some anecdotal evidence of credit erosion, overall credit standards remain sound. A recent study of the loan market indicates that, in sharp contrast to the 1980s, borrowers' cash flows in the 1990s have remained a healthy 2-times-interest, with debt levels significantly below past market peaks. The Portfolio continues to exercise caution and to use conservative lending standards.

o The secondary loan market has been characterized by increasing liquidity. $60 billion in loans was traded in the secondary market in 1997, a trend that has continued in 1998. Better liquidity improves investors' ability to manage risk in response to changing market conditions or underlying fundamentals.

THE FUND
--------------------------------------------------------------------------------
  PERFORMANCE FOR THE PAST SIX MONTHS
o The Fund distributed $0.331 in income dividends during the six months ended June 30, 1998. Based on a $9.97 net asset value on June 30, 1998, the Fund had a distribution rate of 6.78%.(1) The Fund's SEC 30-day yield at June 30 was 6.78%.(2)

o The Fund's distribution rate continued to provide a yield advantage over other short-term income vehicles. For example, money market mutual funds, 3-month certificates of deposit, and bank money market accounts offered average rates of 5.16%, 4.01%, and 3.48%, respectively, as of June 30, 1998.(3)

o The Fund's six-month total return of 3.4%(4) continued to protect shareholders' purchasing power. By most measures, inflation advanced at an annualized rate of 1.7% in the first half of 1998.

  THE PORTFOLIO'S INVESTMENTS
o Management continued its efforts to increase the Portfolio's diversification, bringing the number of industries represented in the Portfolio to 59. In addition, the average loan size in the Portfolio decreased to 0.5% of the Portfolio's net assets, or $19.8 million. With no single holding over 2%, the Portfolio remains highly diversified.

o Cable television represented the Portfolio's largest sector weighting at June
  30. The sector received a boost with the purchase of Marcus Cable, Inc. by Paul Allen, a co-founder of Microsoft, and the planned purchase of Telecommunications, Inc. by AT&T. The Portfolio held positions in loans of Marcus, TCI/Pacific and Intermedia, Inc.

o In the industrial/cyclical area, the Portfolio preferred low-cost providers that are well-positioned in the event of an economic downturn. For example, as a result of their recently announced merger, container-oard makers Stone Container and Jefferson Smurfit are likely to increase market share while achieving economies of scale through lower production costs.

o The Portfolio also had broad exposure to consumer-related areas. For example, Furniture Brands International, Inc. is the nation's largest furniture maker. The company has benefited from lower interest rates and a strong housing market.

o In his June statement, Fed chairman Greenspan also indicated concern over the impact of the Asian crisis as well as deteriorating loans to real estate investment trusts (REITs). The Portfolio had no direct exposure to Asia. While we did lend to U.S. companies doing business in Asia, the Portfolio did not experience any significant credit vulnerability. Meanwhile, the Portfolio had a modest 2.4% exposure to the REIT sector in loans of sound credit quality.

Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

FUND INFORMATION
AS OF JUNE 30, 1998

PERFORMANCE(5)
---------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
---------------------------------------------------
One year                           6.9%
Life of Fund (2/24/95)             7.0

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING 1% EWC)
---------------------------------------------------
One year                           5.9%
Life of Fund (2/24/95)             7.0

FIVE LARGEST SECTOR WEIGHTINGS(6)
----------------------------------------------------
CABLE/WIRELESS                     6.6%
HEALTH CARE                        6.2%
BROADCAST MEDIA                    5.2%
COMMERCIAL SERVICES                5.0%
CONTAINERS/PAPER                   5.0%

(1) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the offering price. (2) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (3) The Fund is not insured by the FDIC, nor does it offer a fixed rate of return like bank certificates of deposit and bank money market funds, and does not attempt to maintain a constant $1.00 net asset value per share, as do money market funds.
(4) Return does not reflect applicable early withdrawal charge (EWC). (5) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC average annual returns reflect 1% EWC within the first year. (6) Sector weightings are subject to change due to active management. Five largest sector weightings account for 28.0% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EV CLASSIC SENIOR FLOATING-RATE FUND as of June 30, 1998
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 1998
ASSETS
--------------------------------------------------------------------------------
Investment in Senior Debt Portfolio, at value
  (identified cost, $2,425,104,379)                             $2,426,107,640
Receivable for Trust shares sold                                    15,912,751
Prepaid expenses                                                       556,460
Deferred organization expenses                                          99,043
--------------------------------------------------------------------------------
Total assets                                                    $2,442,675,894
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Dividends payable                                               $    3,684,762
Payable for Trust shares redeemed                                    1,359,834
Payable to affiliate for Trustees' fees                                  3,886
Other accrued expenses                                                 179,770
--------------------------------------------------------------------------------
Total liabilities                                               $    5,228,252
--------------------------------------------------------------------------------
Net Assets for 244,464,172 shares of
  beneficial interest outstanding                               $2,437,447,642
--------------------------------------------------------------------------------

SOURCES OF NET ASSETS
--------------------------------------------------------------------------------
Paid-in capital                                                 $2,438,895,372
Accumulated net realized loss from Portfolio
 (computed on the basis of identified cost)                         (2,872,400)
Accumulated undistributed net investment income                        421,409
Net unrealized appreciation from Portfolio
  (computed on the basis of identified cost)                         1,003,261
--------------------------------------------------------------------------------
Total                                                           $2,437,447,642
--------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
--------------------------------------------------------------------------------
($2,437,447,642 / 244,464,172 shares
  of beneficial interest outstanding)                           $         9.97
--------------------------------------------------------------------------------

                       See notes to financial statements

EV CLASSIC SENIOR FLOATING-RATE FUND as of June 30, 1998
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the Six Months Ended
June 30, 1998

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest allocated from Portfolio                                  $89,681,438
Facility fee income allocated from Portfolio                         1,038,278
Expenses allocated from Portfolio                                  (10,519,595)
--------------------------------------------------------------------------------
Net investment income from Portfolio                               $80,200,121
--------------------------------------------------------------------------------

EXPENSES
--------------------------------------------------------------------------------
Administration fee                                                 $ 2,789,761
Trustees fees and expenses                                               3,886
Service fee                                                          1,661,616
Transfer and dividend disbursing agent fees                            564,902
Registration fees                                                      226,989
Printing and postage                                                    75,193
Amortization of organization expenses                                   29,678
Custodian fee                                                           21,175
Legal and accounting services                                              861
Miscellaneous                                                          112,380
--------------------------------------------------------------------------------
Total expenses                                                     $ 5,486,441
--------------------------------------------------------------------------------

Net investment income                                              $74,713,680
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIO
--------------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions (identified cost basis)                  $   244,495
--------------------------------------------------------------------------------
Net realized gain                                                  $   244,495
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investments                                                      $  (479,441)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)               $  (479,441)
--------------------------------------------------------------------------------
Net realized and unrealized loss                                   $  (234,946)
--------------------------------------------------------------------------------
Net increase in net assets from operations                         $74,478,734
--------------------------------------------------------------------------------

                       See notes to financial statements

EV CLASSIC SENIOR FLOATING-RATE FUND as of June 30, 1998
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                   SIX MONTHS ENDED
INCREASE (DECREASE)                                JUNE 30, 1998      YEAR ENDED
IN NET ASSETS                                      (UNAUDITED)        DECEMBER 31, 1997
---------------------------------------------------------------------------------------
From operations --
  Net investment income                            $    74,713,680    $   111,618,113
  Net realized gain (loss)                                 244,495         (2,528,688)
  Net change in unrealized
    appreciation (depreciation)                           (479,441)         2,368,825
-------------------------------------------------------------------------------------
Net increase in net assets from operations         $    74,478,734    $   111,458,250
-------------------------------------------------------------------------------------
Distributions to shareholders --
  From net investment income                       $   (74,321,999)   $  (111,751,076)
-------------------------------------------------------------------------------------
Total distributions to shareholders                $   (74,321,999)   $  (111,751,076)
-------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
  Proceeds from sale of shares                     $   732,969,133    $ 1,067,475,198
  Net asset value of shares issued to
    shareholders in payment of distributions
    declared                                            53,470,528         80,445,303
  Cost of shares redeemed                             (319,741,414)      (493,883,958)
-------------------------------------------------------------------------------------
Net increase in net assets from Fund share
  transactions                                     $   466,698,247    $   654,036,543
-------------------------------------------------------------------------------------
Net increase in net assets                         $   466,854,982    $   653,743,717
-------------------------------------------------------------------------------------

NET ASSETS
-------------------------------------------------------------------------------------
At beginning of period                             $ 1,970,592,660    $ 1,316,848,943
-------------------------------------------------------------------------------------
At end of period                                   $ 2,437,447,642    $ 1,970,592,660
-------------------------------------------------------------------------------------

ACCUMULATED UNDISTRIBUTED
NET INVESTMENT INCOME INCLUDED IN NET ASSETS
-------------------------------------------------------------------------------------
At end of period                                   $       421,409    $        29,728
-------------------------------------------------------------------------------------

                       See notes to financial statements

EV CLASSIC SENIOR FLOATING-RATE FUND as of June 30, 1998
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
--------------------------------------------------------------------------------

STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED
JUNE 30, 1998 (UNAUDITED)

INCREASE (DECREASE) IN CASH
-------------------------------------------------------------------------------
Cash Flows From (Used For) Operating Activities --
  Purchase of interests in Senior Debt Portfolio                 $(724,198,250)
  Withdrawal of interests in Senior Debt Portfolio                 344,669,909
  Operating expenses paid                                           (5,589,307)
-------------------------------------------------------------------------------
Net cash used for operating activities                           $(385,117,648)
-------------------------------------------------------------------------------
Cash Flows From (Used For) Financing Activities --
  Proceeds from shares sold                                      $ 723,960,020
  Payments for shares redeemed                                    (318,658,481)
  Cash distributions paid (excluding
    reinvestments of distributions of $53,470,528)                 (20,183,891)
-------------------------------------------------------------------------------
Net cash from financing activities                               $ 385,117,648
-------------------------------------------------------------------------------
Net increase in cash                                             $       --
-------------------------------------------------------------------------------
Cash at Beginning of Period                                      $       --
-------------------------------------------------------------------------------
Cash at End of Period                                            $       --
-------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS
USED FOR OPERATIONS TO NET CASH FROM
OPERATING ACTIVITIES
-------------------------------------------------------------------------------
Net increase in net assets from operations                       $  74,478,734
Decrease in deferred organization expenses                              29,678
Increase in prepaid expenses                                          (154,467)
Increase in payable to affiliates                                        3,043
Increase in other accrued expenses                                      18,880
Net increase in investments                                       (459,493,516)
-------------------------------------------------------------------------------
Net cash used for operating activities                           $(385,117,648)
-------------------------------------------------------------------------------

                       See notes to financial statements

EV CLASSIC SENIOR FLOATING-RATE FUND as of June 30, 1998
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                           SIX MONTHS ENDED        YEAR ENDED DECEMBER 31,
                                                           JUNE 30, 1998    ----------------------------------------
                                                           (UNAUDITED)         1997            1996           1995*
--------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period                      $    9.970      $    9.970      $     9.990     $ 10.000
--------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS
--------------------------------------------------------------------------------------------------------------------
Net investment income                                       $    0.332      $    0.660      $     0.667     $  0.634
Net realized and unrealized gain (loss)                         (0.001)          0.001++         (0.021)      (0.008)++
--------------------------------------------------------------------------------------------------------------------
Total income from operations                                $    0.331      $    0.661      $     0.646     $  0.626
--------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------
From net investment income                                  $   (0.331)     $   (0.661)     $    (0.666)    $ (0.633)
From net realized gain                                            --              --               --         (0.003)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                         $   (0.331)     $   (0.661)     $    (0.666)    $ (0.636)
--------------------------------------------------------------------------------------------------------------------
Net asset value -- End of period                            $    9.970      $    9.970      $     9.970     $  9.990
--------------------------------------------------------------------------------------------------------------------
Total Return(1)                                                   3.36%           6.83%            6.67%        6.42%
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                   $2,437,448      $1,970,593      $ 1,316,849     $501,031
Ratios (As a percentage of average daily net assets):
  Operating expenses(2)                                           1.42%+          1.46%            1.49%        1.53%+
  Interest expense(2)                                             0.01%+          0.01%            0.04%        0.13%+
Net investment income                                             6.69%+          6.60%            6.61%        7.04%+
--------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ The per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
  * For the period from the start of business, February 24, 1995 to December 31, 1995.
(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       See notes to financial statements

EV CLASSIC SENIOR FLOATING-RATE FUND as of June 30, 1998
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------


1 SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
  EV Classic Senior Floating-Rate Fund (the Fund) was formed under a
  Declaration of Trust dated August 5, 1993, amended and restated December 7, 1994. The Fund is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company.
  The Fund invests all of its investable assets in interests in the Senior
  Debt Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (50.1% at June 30, 1998). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

  B INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

  C FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1997, the Fund, for federal income tax purposes had a capital loss carryover of $3,116,895 which will expire on December 31, 2004 ($588,207) and December 31, 2005 ($2,528,688). These amounts will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.

  D DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

  E EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintain with IBT. All significant credit balances used to reduce the Fund's custodian fee are reflected as a reduction of operating expenses on the statement of operations.

  F USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

  G INTERIM FINANCIAL INFORMATION -- The interim financial statements relating to June 30, 1998 and the six month period then ended have not been audited by independent certified public accountants, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2 DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
  The net investment income of the Fund is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Such daily dividends will be paid monthly. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over-distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 SHARES OF BENEFICIAL INTEREST
--------------------------------------------------------------------------------
  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).
  The Fund operates as an interval fund, meaning that it continuously accepts new shareholder investments but permits share repurchases at net asset value only once a quarter. The price will be established at the close of business on the last day the repurchase offer is open. An early withdrawal charge will be imposed on most shares accepted for repurchase which have been held less than one year (See Note 6). The Trustees approved repurchase offers for the period from March 2, 1998 to March 23, 1998 and from June 1, 1998 to
  June 22, 1998. Transactions in Fund shares were as follows:

                                        SIX MONTHS ENDED
                                        JUNE 30, 1998         YEAR ENDED
                                        (UNAUDITED)           DECEMBER 31, 1997

--------------------------------------------------------------------------------

Sales                                         73,522,507            107,068,284
Issued to shareholders electing
  to receive payments of
  distributions in Fund shares                 5,363,237              8,069,010
Redemptions                                  (32,070,259)           (49,536,629)

--------------------------------------------------------------------------------
Net increase                                  46,815,485             65,600,665

--------------------------------------------------------------------------------

4 TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------
  An administration fee is paid to Eaton Vance Management (EVM) as compensation for administrative services necessary to conduct the Fund's business. The fee is computed monthly in the amount of 1/48 of 1%
  (equivalent to 0.25% annually) of the average daily gross assets of the Portfolio attributable to the Fund. For the six months ended June 30, 1998, the fee amounted to $2,789,761. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services (See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.) Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the such investment adviser fee. Certain of the officers and Trustees of the Fund and Portfolio are officers and/or directors/trustees of the above organizations.

5 SERVICE PLAN
--------------------------------------------------------------------------------
  The Fund has adopted a service plan (the Plan) designed to meet the requirements of the sales charge rule of the National Association of Securities Dealers, Inc. as if such rule were applicable. The Service Plan provides that the Fund may make service fee payments to the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM, Authorized Firms or other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not exceeding 0.15% of the Fund's average daily net assets for each fiscal year. The Fund paid or accrued service fees to or payable to EVD for the six months ended June 30, 1998 in the amount of $1,661,616. Service fee payments are made for personal services and/or the maintenance of shareholder accounts.

  Certain of the officers and Trustees of the Fund are officers or directors of EVD.

6 EARLY WITHDRAWAL CHARGE
--------------------------------------------------------------------------------
  EVD serves as the Fund's principal underwriter. EVD compensates authorized firms at a rate of 0.75% of the purchase price of shares purchased through such firms consisting of 0.60% of sales commissions and 0.15% service fee
  (for the first year's service). EVD also pays additional compensation to each firm equal to 0.60% per annum of the value of Fund shares sold by such firm that are outstanding for more than one year. A 1% early withdrawal charge to recover distribution costs will be charged to redeeming shareholders and paid to EVD in connection with most shares held for less than one year which are redeemed. The early withdrawal charge will be imposed on those shares redeemed, the value of which exceeds the aggregate value at the time the redemption is accepted of (a) all shares in the account purchased more than one year prior to such acceptance, (b) all shares in the account acquired through reinvestment of distributions, and
  (c) the increase, if any, in value of all other shares in the account
  (namely those purchased within the one year preceding the acceptance) over the purchase price of such shares. In determining whether an early withdrawal charge is payable, it is assumed that the redemption would be made from the earliest purchase of shares. The total early withdrawal charges received by EVD for the six months ended June 30, 1998 amounted to approximately $602,400.

7 INVESTMENT TRANSACTION
--------------------------------------------------------------------------------
  Increases and decreases in the Fund's investment in the Portfolio for the six months ended June 30, 1998 aggregate $724,198,250 and $344,669,909, respectively.

Senior Debt Portfolio as of June 30, 1998

PORTFOLIO OF INVESTMENTS

(Expressed in United States Dollars)

Senior, Secured, Floating-Rate
Interests -- 97.71%

Principal
Amount        Borrower/Business Description                           Value
--------------------------------------------------------------------------------

             Aerospace/Defense -- 2.63%
--------------------------------------------------------------------------------
             Aerostructures Corporation
$12,064,530  Term loan, maturing December 31, 2003               $   12,064,530

             Fairchild Holdings Corporation
 15,000,000  Term loan, maturing June 18, 2004                       15,000,000

             K&F Industries, Inc.
 15,831,227  Term loan, maturing September 30, 2005                  15,831,227
  4,990,800  Term loan, maturing October 15, 2005                     4,990,800

             SWM Holdings, Inc.
  5,000,000  Term loan, maturing May 27, 2005                         5,000,000

             TransTechnology Corporation
  1,871,528  Revolving loan, maturing December 31, 2000               1,871,528
    914,702  Term loan, maturing December 31, 2000                      914,702
  7,050,000  Term loan, maturing June 30, 2002                        7,050,000

             Tri-Star, Inc.
 14,900,000  Term loan, maturing September 30, 2003                  14,900,000

             United Defense Industries, Inc.
 25,224,878  Term loan, maturing October 6, 2005                     25,224,878
 24,500,782  Term loan, maturing October 6, 2006                     24,500,782
-------------------------------------------------------------------------------
                                                                 $  127,348,447
-------------------------------------------------------------------------------

             Airlines -- 0.39%
-------------------------------------------------------------------------------
             Continental Airlines, Inc.
$18,738,355  Term loan, maturing December 31, 2006               $   18,738,355
-------------------------------------------------------------------------------
                                                                 $   18,738,355
-------------------------------------------------------------------------------

             Auto Parts - Aftermarket -- 3.65%
-------------------------------------------------------------------------------
             AAS Holdings, LLC
$ 4,024,443  Term loan, maturing October 30, 2004                $    4,024,443

             CSK Auto, Inc.
 20,940,000  Term loan, maturing October 31, 2003                    20,940,000

             Exide Corporation
 35,892,000  Term loan, maturing March 18, 2005                      35,892,000

             Federal-Mogul Corporation
 60,000,000  Term loan, maturing December 31, 2005                   60,000,000

             Keystone Automotive Operations, Inc.
 12,460,938  Term loan, maturing March 31, 2006                      12,460,938

             Lund Industries, Incorporated
  6,000,000  Term loan, maturing December 31, 2004                    6,000,000

             Plas-Tech (Engineered) Products, Inc.
  6,058,824  Term loan, maturing April 1, 2002                        6,058,824
  3,941,176  Term loan, maturing April 1, 2004                        3,941,176

             Safelite Glass Corp.
 13,750,000  Term loan, maturing December 17, 2004                   13,750,000
 13,750,000  Term loan, maturing December 17, 2005                   13,750,000
-------------------------------------------------------------------------------
                                                                 $  176,817,381
-------------------------------------------------------------------------------

             Automobile -- 1.73%
-------------------------------------------------------------------------------
             Accuride Corporation
$ 9,000,000  Term loan, maturing January 21, 2006                $    9,000,000

             American Axle & Manufacturing, Inc.
 29,000,000  Term loan, maturing April 30, 2006                      29,000,000

             Breed Technologies, Inc.
 15,000,000  Term loan, maturing April 27, 2006                      15,000,000

             Cambridge Industries, Inc.
 25,870,000  Term loan, maturing June 30, 2005                       25,870,000

             Stanadyne Automotive Corporation
  4,900,000  Term loan, maturing December 10, 2004                    4,900,000
-------------------------------------------------------------------------------
                                                                 $   83,770,000
-------------------------------------------------------------------------------

             Beverages - Soft Drink -- 0.31%
-------------------------------------------------------------------------------
             Dr. Pepper Bottling Holdings, Inc.
$15,000,000  Term loan, maturing December 31, 2005               $   15,000,000
-------------------------------------------------------------------------------
                                                                 $   15,000,000
-------------------------------------------------------------------------------

             Broadcast Media -- 5.22%
-------------------------------------------------------------------------------
             Bahakel Communications, Ltd
$10,000,000  Term loan, maturing December 31, 2005               $   10,000,000

             Benedek Broadcasting Corporation
 15,057,209  Term loan, maturing May 1, 2001                         15,057,209
  7,051,479  Term loan, maturing November 1, 2002                     7,051,479
  2,500,000  Term loan, maturing December 31, 2004                    2,500,000

             Capstar Radio Broadcasting Corp
 30,000,000  Term loan, maturing May 31, 2005                        30,000,000

             Chancellor Radio Broadcast Company
  5,889,395  Revolving loan, maturing June 26, 2004                   5,889,395
 57,477,947  Term loan, maturing June 30, 2005                       57,477,947

             Comcorp Broadcasting, Inc.
  5,975,610  Term loan, maturing September 30, 2005                   5,975,610

             Jacor Communications Company
 17,000,000  Term loan, maturing December 31, 2004                   17,000,000

             Lin Television Corp.
  9,000,000  Term loan, maturing March 31, 2007                       9,000,000

             Retlaw Broadcasting, L.L.C.
  7,500,000  Term loan, maturing March 31, 2006                       7,500,000

             Sinclair Broadcast Group, Inc.
 50,000,000  Term loan, maturing August 15, 2005                     50,000,000

             Sullivan Broadcasting Company, Inc.
  3,872,340  Revolving loan, maturing December 31, 2003               3,872,340
 24,311,626  Term loan, maturing December 31, 2003                   24,311,626

             White Knight Broadcasting, Inc.
  7,280,488  Term loan, maturing September 30, 2005                   7,280,488
-------------------------------------------------------------------------------
                                                                 $  252,916,094
-------------------------------------------------------------------------------

             Building Material -- 2.06%
-------------------------------------------------------------------------------
             Dal-Tile Group Inc.
$ 1,741,584  Revolving loan, maturing December 31, 2002          $    1,741,584
  5,281,895  Term loan, maturing December 31, 2002                    5,281,895

             Dayton Superior Corporation
 10,000,000  Term loan, maturing September 29, 2005                  10,000,000

             Falcon Building Products, Inc.
 10,688,571  Term loan, maturing June 30, 2005                       10,688,571

             National Gypsum Company
 49,657,707  Term loan, maturing September 20, 2003                  49,657,707
 10,000,000  Term loan, maturing March 25, 2004                      10,000,000

             Reliant Building Products, Inc.
 12,451,923  Term loan, maturing March 31, 2004                      12,451,923
-------------------------------------------------------------------------------
                                                                 $   99,821,680
-------------------------------------------------------------------------------

             Cable and Wireless -- 6.56%
-------------------------------------------------------------------------------
             Charter Communications Ent. I, L.P.
$ 1,872,762  Revolving loan, maturing December 31, 2003          $    1,872,762
 14,789,774  Term loan, maturing December 31, 2003                   14,789,774

             Charter Communications Ent. II, L.P.
 18,000,000  Term loan, maturing March 31, 2006                      18,000,000

             Charter Communications Properties LLC
  7,500,000  Term loan, maturing June 30, 2007                        7,500,000

             Chelsea Communications, Inc.
 10,000,000  Term loan, maturing December 31, 2004                   10,000,000

             Classic Cable, Inc.
  8,558,233  Revolving loan, maturing June 30, 2004                   8,558,233
  4,433,282  Term loan, maturing June 30, 2004                        4,433,282
  9,796,225  Term loan, maturing June 30, 2005                        9,796,225

             Frontiervision Operating Partners, L.P.
 15,000,000  Term loan, maturing March 31, 2006                      15,000,000

             Insight Communications Company, LP
  5,000,000  Term loan, maturing December 31, 2006                    5,000,000

             Intermedia Partners Group - VI
 39,500,000  Term loan, maturing December 31, 2007                   39,500,000
  9,500,000  Term loan, maturing April 30, 2008                       9,500,000

             Intermedia Partners IV, L.P.
 41,000,000  Term loan, maturing January 1, 2005                     41,000,000

             Marcus Cable Operating Company, L.P.
  4,910,464  Revolving loan, maturing December 31, 2002               4,910,464
 26,112,127  Term loan, maturing December 31, 2002                   26,112,127
 40,792,405  Term loan, maturing April 30, 2004                      40,792,405

             Renaissance Media LLC
  1,374,886  Term loan, maturing March 31, 2006                       1,374,886
  4,659,091  Term loan, maturing September 30, 2006                   4,659,091

             TCI Pacific, Inc.
  7,523,810  Term loan, maturing September 30, 2004                   7,523,810
 47,500,000  Term loan, maturing December 31, 2004                   47,500,000
-------------------------------------------------------------------------------
                                                                 $  317,823,059
-------------------------------------------------------------------------------

             Chemicals -- 2.29%
-------------------------------------------------------------------------------
             AOC, LLC.
$ 7,500,000  Term loan, maturing September 30, 2006              $    7,500,000

             Huntsman Corporation
  1,880,808  Term loan, maturing September 30, 2003                   1,880,808
 20,825,000  Term loan, maturing December 31, 2004                   20,825,000
  7,425,000  Term loan, maturing December 31, 2005                    7,425,000

             Huntsman Specialty Chemicals Corporation
  7,240,491  Term loan, maturing March 15, 2002                       7,240,491
  9,900,000  Term loan, maturing March 15, 2004                       9,900,000
  9,900,000  Term loan, maturing March 15, 2005                       9,900,000

             Polymer Group, Inc.
  8,964,000  Term loan, maturing December 20, 2005                    8,964,000

             Sterling Pulp Chemicals (Sask) Ltd.
  7,172,013  Term loan, maturing June 30, 2005                        7,172,013

             STX Chemicals Corp.
 20,949,953  Term loan, maturing September 30, 2004                  20,949,953

             The General Chemical Group, Inc.
  9,000,000  Term loan, maturing June 15, 2004                        9,000,000
-------------------------------------------------------------------------------
                                                                 $  110,757,265
-------------------------------------------------------------------------------

             Chemicals - Specialty -- 0.27%
-------------------------------------------------------------------------------
             GEO Specialty Chemicals, Inc.
$ 4,950,000  Term loan, maturing March 25, 2004                  $    4,950,000

             Vinings Industries, Inc.
  8,137,551  Term loan, maturing March 31, 2005                       8,137,551
-------------------------------------------------------------------------------
                                                                 $   13,087,551
-------------------------------------------------------------------------------

             Coal -- 1.01%
-------------------------------------------------------------------------------
             Alliance Coal Corporation
$ 3,674,569  Term loan, maturing December 31, 2001               $    3,674,569
  6,520,615  Term loan, maturing December 31, 2002                    6,520,615

             P&L Coal Holdings Corporation
 28,500,000  Term loan, maturing June 30, 2006                       28,500,000

             Quaker Coal Company
 10,000,000  Term loan, maturing June 30, 2006                       10,000,000
-------------------------------------------------------------------------------
                                                                 $   48,695,184
-------------------------------------------------------------------------------

             Commercial Services -- 4.98%
-------------------------------------------------------------------------------
             Advanstar Communications Inc.
$17,000,000  Term loan, maturing April 30, 2005                  $   17,000,000

             American Floral Services, Inc.
  4,916,667  Term loan, maturing June 30, 2004                        4,916,667

             Brickman Holdings Corp
  6,994,882  Term loan, maturing January 14, 2006                     6,994,882

             Caterair International Corporation
 40,033,560  Term loan, maturing March 1, 2007                       40,033,560

             Erickson Air-Crane Co.
  8,910,000  Term loan, maturing December 31, 2004                    8,910,000

             LES, Inc.
 26,545,455  Term loan, maturing April 3, 2005                       26,545,455
 26,545,455  Term loan, maturing April 3, 2006                       26,545,455

             Morris Material Handling, Inc.
  6,982,500  Term loan, maturing March 31, 2003                       6,982,500

             Nebraska Book Company, Inc.
  5,000,000  Term loan, maturing March 31, 2006                       5,000,000

             Omni Services, Inc.
 22,794,874  Term loan, maturing October 30, 2005                    22,794,874

             Outdoor Systems, Inc.
 21,950,000  Term loan, maturing June 30, 2004                       21,950,000

             Outsourcing Solutions, Corp.
 14,137,657  Term loan, maturing October 15, 2003                    14,137,657

             PSI Acquisition Corporation
 17,000,000  Term loan, maturing September 30, 2003                  17,000,000

             SC International Services, Inc.
 22,518,877  Term loan, maturing March 1, 2007                       22,518,877
-------------------------------------------------------------------------------
                                                                 $  241,329,927
-------------------------------------------------------------------------------

             Communications - Equip/mfrs -- 1.39%
-------------------------------------------------------------------------------
             Amphenol Corporation
$15,753,886  Term loan, maturing May 19, 2005                    $   15,753,886
 15,464,864  Term loan, maturing May 19, 2006                        15,464,864

             Communications & Power Industries, Inc.
  1,125,000  Term loan, maturing August 11, 2000                      1,125,000
  5,483,333  Term loan, maturing August 12, 2002                      5,483,333

             Prodelin Holding Corporation
 12,000,000  Term loan, maturing May 31, 2006                        12,000,000

             Telex Communications, Inc.
  4,980,769  Term loan, maturing November 6, 2004                     4,980,769

             Viasystems, Inc.
  5,978,571  Term loan, maturing March 31, 2004                       5,978,571
  3,945,455  Term loan, maturing June 30, 2004                        3,945,455
  2,400,000  Term loan, maturing June 30, 2005                        2,400,000
-------------------------------------------------------------------------------
                                                                 $   67,131,878
-------------------------------------------------------------------------------

             Computer Software & Services -- 1.38%
-------------------------------------------------------------------------------
             Bridge Information Systems America, Inc.
$20,000,000  Term loan, maturing May 29, 2005                    $   20,000,000

             Decisionone Corporation
  2,689,333  Revolving loan, maturing August 7, 2003                  2,689,333
 16,900,000  Term loan, maturing August 7, 2003                      16,900,000
  2,399,164  Term loan, maturing August 7, 2005                       2,399,164

             Paul G. Allen
 25,000,000  Term loan, maturing June 10, 2003                       25,000,000
-------------------------------------------------------------------------------
                                                                 $   66,988,497
-------------------------------------------------------------------------------

             Computer Systems -- 0.45%
-------------------------------------------------------------------------------
             Celestica North America Inc.
$ 8,372,500  Term loan, maturing June 30, 2003                   $    8,372,500

             Genicom Corporation
 13,246,875  Term loan, maturing September 5, 2004                   13,246,875
-------------------------------------------------------------------------------
                                                                 $   21,619,375
-------------------------------------------------------------------------------

             Conglomerates -- 2.05%
-------------------------------------------------------------------------------
             American Marketing Industries, Inc.
$ 1,200,000  Term loan, maturing August 31, 2001                 $    1,200,000
  3,412,500  Term loan, maturing November 30, 2002                    3,412,500
  6,517,500  Term loan, maturing November 30, 2003                    6,517,500
  5,730,002  Term loan, maturing November 30, 2004                    5,730,002
  5,486,250  Term loan, maturing November 16, 2005                    5,486,250

             E & S Holdings Corporation
  1,808,235  Revolving loan, maturing September 30, 2003              1,808,235
  2,058,824  Term loan, maturing September 30, 2003                   2,058,824
  6,222,222  Term loan, maturing September 30, 2004                   6,222,222
  6,222,222  Term loan, maturing September 30, 2005                   6,222,222
  3,555,556  Term loan, maturing March 30, 2006                       3,555,556

             Fenway Holdings, L.L.C.
  4,743,634  Term loan, maturing September 15, 2002                   4,743,634

             Fisher Scientific International Inc.
  3,319,295  Term loan, maturing January 21, 2007                     3,319,295
  2,296,952  Term loan, maturing October 21, 2007                     2,296,952

             Florida Panthers Holdings, Inc.
 15,000,000  Term loan, maturing July 15, 1998                       15,000,000

             Seminis, Inc.
  9,580,400  Term loan, maturing December 31, 2003                    9,580,400
 14,370,601  Term loan, maturing December 31, 2004                   14,370,601

             Smarte Carte Corporation
    467,742  Term loan, maturing December 31, 2001                      467,742
  2,871,429  Term loan, maturing June 30, 2003                        2,871,429
  4,365,000  Term loan, maturing June 30, 2004                        4,365,000
-------------------------------------------------------------------------------
                                                                 $   99,228,364
-------------------------------------------------------------------------------

             Containers - Metal & Glass -- 1.85%
-------------------------------------------------------------------------------
             Calmar, Inc.
$10,813,175  Term loan, maturing September 15, 2003              $   10,813,175
  4,372,500  Term loan, maturing June 15, 2004                        4,372,500

             Graham Packaging Company
  4,905,469  Term loan, maturing January 31, 2006                     4,905,469
  4,064,531  Term loan, maturing January 31, 2007                     4,064,531

             Reid Plastics, Inc.
  9,915,049  Term loan, maturing November 12, 2003                    9,915,049
  7,500,000  Term loan, maturing November 12, 2004                    7,500,000

             Russell-Stanley Holdings, Inc.
 13,975,000  Term loan, maturing September 30, 2005                  13,975,000

             Silgan Holdings Inc.
 16,461,775  Term loan, maturing June 30, 2005                       16,461,775

             Tekni-Plex, Inc.
 10,174,500  Term loan, maturing March 31, 2006                      10,174,500

             Truseal Technologies, Inc.
  7,319,182  Term loan, maturing July 1, 2004                         7,319,182
-------------------------------------------------------------------------------
                                                                 $   89,501,181
-------------------------------------------------------------------------------

             Containers - Paper -- 4.95%
-------------------------------------------------------------------------------
             CFS Holding N.V.
$ 9,398,729  Term loan, maturing June 30, 2005                   $    9,398,729

             Gaylord Container Corporation
 10,000,000  Term loan, maturing June 19, 2004                       10,000,000

             IPC, Inc.
 40,196,250  Term loan, maturing September 30, 2004                  40,196,250

             Jefferson Smurfit Corporation
 10,000,000  Term loan, maturing March 24, 2005                      10,000,000
 15,000,000  Term loan, maturing March 31, 2005                      15,000,000
 47,000,000  Term loan, maturing March 24, 2006                      47,000,000

             RIC Holding, Inc.
  8,281,061  Revolving loan, maturing February 28, 2003               8,281,061
 15,038,657  Term loan, maturing February 28, 2003                   15,038,657
 10,457,463  Term loan, maturing February 28, 2004                   10,457,463
  4,143,945  Term loan, maturing August 28, 2004                      4,143,945

             Stone Container Corporation
 13,823,792  Term loan, maturing April 1, 2000                       13,823,792
 44,714,522  Term loan, maturing October 1, 2003                     44,714,522

             Stronghaven, Inc.
 11,781,257  Term loan, maturing May 15, 2004                        11,781,257
-------------------------------------------------------------------------------
                                                                 $  239,835,676
-------------------------------------------------------------------------------

             Cosmetics -- 1.97%
-------------------------------------------------------------------------------
             AM Cosmetics, Inc.
$   948,718  Term loan, maturing June 30, 2003                   $      939,231
 12,904,987  Term loan, maturing December 31, 2004                   12,775,938

             Mary Kay Inc.
 19,941,748  Term loan, maturing March 6, 2004                       19,941,748

             Revlon Consumer Products Corporation
 61,690,000  Term loan, maturing May 29, 2002                        61,690,000
-------------------------------------------------------------------------------
                                                                 $   95,346,917
-------------------------------------------------------------------------------

             Drugs -- 0.30%
-------------------------------------------------------------------------------
             King Pharmaceuticals, Inc.
$ 7,711,250  Term loan, maturing December 31, 2005               $    7,711,250

             Robert's Pharmaceutical Corporation
  7,000,000  Term loan, maturing June 30, 2003                        7,000,000
-------------------------------------------------------------------------------
                                                                 $   14,711,250
-------------------------------------------------------------------------------

             Electrical Power -- 0.22%
-------------------------------------------------------------------------------
             Bangor Hydro-Electric Company
$10,500,000  Term loan, maturing June 29, 1998                   $   10,500,000
-------------------------------------------------------------------------------
                                                                 $   10,500,000
-------------------------------------------------------------------------------

             Electronics - Defense -- 0.19%
-------------------------------------------------------------------------------
             SPD Holdings, Inc.
$   690,360  Revolving loan, maturing June 30, 2002              $      690,360
  1,023,750  Term loan, maturing June 30, 2002                        1,023,750
  7,553,000  Term loan, maturing June 30, 2004                        7,553,000
-------------------------------------------------------------------------------
                                                                 $    9,267,110
-------------------------------------------------------------------------------

             Electronics - Instrumentation -- 0.22%
-------------------------------------------------------------------------------
             Details, Inc.
$ 5,000,000  Term loan, maturing October 27, 2003                $    5,000,000
  1,000,000  Term loan, maturing October 27, 2004                     1,000,000

             Packard Bioscience Company
  4,862,500  Term loan, maturing March 31, 2003                       4,862,500
-------------------------------------------------------------------------------
                                                                 $   10,862,500
-------------------------------------------------------------------------------

             Engineering & Construction -- 0.41%
-------------------------------------------------------------------------------
             International Technology Corporation
$10,000,000  Term loan, maturing June 11, 2006                   $   10,000,000

             U.S. Aggregates, Inc.
 10,000,000  Term loan, maturing March 31, 2006                      10,000,000
-------------------------------------------------------------------------------
                                                                 $   20,000,000
-------------------------------------------------------------------------------

             Entertainment -- 0.61%
-------------------------------------------------------------------------------
             Regal Cinemas Inc.
$ 5,647,059  Term loan, maturing May 27, 2006                    $    5,647,059
  6,352,941  Term loan, maturing May 27, 2007                         6,352,941

             SFX Entertainment Inc.
  7,500,000  Term loan, maturing March 31, 2006                       7,500,000

             United Artists Theatre Company
 10,000,000  Term loan, maturing April 21, 2006                      10,000,000
-------------------------------------------------------------------------------
                                                                 $   29,500,000
-------------------------------------------------------------------------------

             Financial - Misc. -- 0.23%
-------------------------------------------------------------------------------
             Altamira Management Ltd.
$11,353,030  Term loan, maturing September 30, 2004              $   11,353,030
-------------------------------------------------------------------------------
                                                                 $   11,353,030
-------------------------------------------------------------------------------

             Food Wholesalers -- 0.75%
-------------------------------------------------------------------------------
             Fleming Companies, Inc.
$27,433,163  Term loan, maturing July 25, 2004                   $   27,433,163

             Volume Services, Inc.
  1,485,000  Revolving loan, maturing December 31, 2000               1,485,000
  4,951,850  Term loan, maturing December 31, 2002                    4,951,850
  2,475,813  Term loan, maturing December 31, 2003                    2,475,813
-------------------------------------------------------------------------------
                                                                 $   36,345,826
-------------------------------------------------------------------------------

             Foods -- 3.61%
-------------------------------------------------------------------------------
             Aurora Foods
$ 7,237,917  Term loan, maturing December 31, 2005               $    7,237,917
  7,237,917  Term loan, maturing June 30, 2006                        7,237,917

             Del Monte Corporation
  6,181,818  Term loan, maturing March 31, 2003                       6,181,818
 59,889,728  Term loan, maturing March 31, 2005                      59,889,728

             Eagle Family Foods, Inc.
 12,464,286  Term loan, maturing December 31, 2005                   12,464,286

             Favorite Brands International, Inc.
 12,500,000  Term loan, maturing May 19, 2005                        12,500,000

             Huntsman Packaging Corp
  7,500,000  Term loan, maturing June 30, 2006                        7,500,000

             International Home Foods, Inc.
     48,889  Revolving loan, maturing March 31, 2003                     48,889
  1,951,725  Term loan, maturing March 31, 2003                       1,951,725
 17,976,000  Term loan, maturing September 30, 2005                  17,976,000

             Purina Mills, Inc.
  8,993,250  Term loan, maturing March 12, 2007                       8,993,250

             Southern Foods Group, L.P.
  3,922,240  Term loan, maturing February 28, 2006                    3,922,240

             Specialty Foods Corporation
 19,041,096  Term loan, maturing January 31, 2000                    19,041,096

             Van De Kamps
  6,088,299  Term loan, maturing April 30, 2003                       6,088,299
  3,824,924  Term loan, maturing September 30, 2003                   3,824,924
-------------------------------------------------------------------------------
                                                                 $  174,858,089
-------------------------------------------------------------------------------

             Hardware & Tools -- 0.25%
-------------------------------------------------------------------------------
             Werner Holding Co.
$ 7,321,500  Term loan, maturing November 30, 2004               $    7,321,500
  4,937,625  Term loan, maturing November 30, 2005                    4,937,625
-------------------------------------------------------------------------------
                                                                 $   12,259,125
-------------------------------------------------------------------------------

             Health Care - Diversified -- 1.69%
-------------------------------------------------------------------------------
             Conmed Corporation
$ 6,405,612  Term loan, maturing December 30, 2004               $    6,405,612

             FHC Health Systems, Inc.
  6,250,000  Term loan, maturing April 30, 2005                       6,250,000
  6,250,000  Term loan, maturing April 30, 2006                       6,250,000

             Integrated Health Services, Inc.
 33,000,000  Term loan, maturing September 15, 2003                  33,000,000
 20,000,000  Term loan, maturing December 31, 2005                   20,000,000

             Oxford Health Plans, Inc.
 10,000,000  Term loan, maturing May 13, 2003                        10,000,000
-------------------------------------------------------------------------------
                                                                 $   81,905,612
-------------------------------------------------------------------------------

             Health Care - Misc. -- 6.15%
-------------------------------------------------------------------------------
             Community Health Systems, Inc.
$12,513,699  Term loan, maturing December 31, 2003               $   12,513,699
 12,513,699  Term loan, maturing December 31, 2004                   12,513,699
  9,397,260  Term loan, maturing December 31, 2005                    9,397,260

             Extendicare Health Services, Inc.
 31,342,500  Term loan, maturing December 31, 2004                   31,342,500

             Genesis Health Ventures, Inc.
 10,608,721  Term loan, maturing September 30, 2004                  10,608,721
 10,555,410  Term loan, maturing June 1, 2005                        10,555,410

             Alaris Corporation
  8,376,000  Term loan, maturing November 30, 2002                    8,376,000
  5,267,610  Term loan, maturing November 30, 2003                    5,267,610
  5,267,610  Term loan, maturing November 30, 2004                    5,267,610
  4,957,750  Term loan, maturing May 31, 2005                         4,957,750

             Kinetic Concepts, Inc.
  5,223,750  Term loan, maturing December 31, 2004                    5,223,750
  5,223,750  Term loan, maturing December 31, 2005                    5,223,750

             Leiner Health Products Inc.
  7,937,953  Term loan, maturing December 30, 2004                    7,937,953
  6,948,754  Term loan, maturing December 30, 2005                    6,948,754

             Magellan Health Services, Inc.
 12,000,000  Term loan, maturing February 12, 2005                   12,000,000
 12,000,000  Term loan, maturing February 12, 2006                   12,000,000

             Mediq/Prn Life Support Services
 16,000,000  Term loan, maturing May 29, 2006                        16,000,000

             National Medical Care, Inc.
 20,000,000  Term loan, maturing September 30, 2003                  20,000,000

             Paragon Health Network, Inc.
 12,500,000  Term loan, maturing March 31, 2005                      12,500,000
 12,500,000  Term loan, maturing March 31, 2006                      12,500,000

             SMT Health Services
  9,925,000  Term loan, maturing August 31, 2003                      9,925,000

             Sun Healthcare Group, Inc.
  4,552,876  Term loan, maturing October 9, 2004                      4,552,876
  4,552,876  Term loan, maturing October 9, 2005                      4,552,876

             The Multicare Companies Inc.
  7,956,540  Term loan, maturing September 30, 2004                   7,956,540
  2,638,853  Term loan, maturing June 1, 2005                         2,638,853

             Total Renal Care Holdings, Inc.
 43,000,000  Term loan, maturing March 31, 2008                      43,000,000

             WGL Acquisition Corp.
  3,940,000  Term loan, maturing July 10, 2004                        3,940,000
-------------------------------------------------------------------------------
                                                                 $  297,700,611
-------------------------------------------------------------------------------

             Heavy Duty Trucks & Parts -- 0.17%
-------------------------------------------------------------------------------
             Oshkosh Truck Corporation
$ 4,200,000  Term loan, maturing March 31, 2005                  $    4,200,000
  4,200,000  Term loan, maturing March 31, 2006                       4,200,000
-------------------------------------------------------------------------------
                                                                 $    8,400,000
-------------------------------------------------------------------------------

             Hotels - Motels -- 3.49%
-------------------------------------------------------------------------------
             Allegro Resorts Corporation
$19,900,000  Term loan, maturing February 11, 2005               $   19,900,000

             Aztar Corporation
  8,000,000  Term loan, maturing June 30, 2005                        8,000,000

             Capstar Hotel Company
 17,428,125  Term loan, maturing June 30, 2004                       17,428,125

             Extended Stay America, Inc.
  1,000,000  Term loan, maturing December 31, 2002                    1,000,000
  7,500,000  Term loan, maturing December 31, 2003                    7,500,000

             HMC Capital Resources Corp.
    532,800  Term loan, maturing June 17, 2004                          532,800

             Patriot American Hospitality, Inc.
 11,764,706  Term loan, maturing March 31, 1999                      11,764,706
 13,235,294  Term loan, maturing March 31, 2000                      13,235,294
 25,000,000  Term loan, maturing March 31, 2003                      25,000,000

             Starwood Hotels & Resorts
 24,636,364  Term loan, maturing February 23, 1999                   24,636,364
 40,000,000  Term loan, maturing February 23, 2003                   40,000,000
-------------------------------------------------------------------------------
                                                                 $  168,997,289
-------------------------------------------------------------------------------

             Household Furnishings -- 2.91%
-------------------------------------------------------------------------------
             Alliance Laundry Holdings LLC.
$14,500,000  Term loan, maturing September 30, 2005              $   14,500,000

             Furniture Brands International, Inc.
 40,000,000  Term loan, maturing June 27, 2007                       40,000,000

             Goodman Manufacturing Company, L.P.
  8,779,536  Term loan, maturing September 30, 2003                   8,779,536
 16,962,517  Term loan, maturing September 30, 2004                  16,962,517
 16,962,517  Term loan, maturing September 30, 2005                  16,962,517

             Home Interiors & Gifts, Inc.
  9,000,000  Term loan, maturing June 30, 2006                        9,000,000

             Sealy Mattress Company
  6,046,061  Term loan, maturing December 15, 2004                    6,046,061
  4,353,939  Term loan, maturing December 15, 2005                    4,353,939
  5,563,637  Term loan, maturing December 15, 2006                    5,563,637

             Simmons Company
  6,372,320  Term loan, maturing March 31, 2003                       6,372,320

             The Boyds Collection, Ltd.
 12,125,000  Term loan, maturing April 21, 2006                      12,125,000
-------------------------------------------------------------------------------
                                                                 $  140,665,527
-------------------------------------------------------------------------------

             Household Products -- 1.26%
-------------------------------------------------------------------------------
             BMK, Inc.
$ 5,422,605  Term loan, maturing June 30, 2004                   $    5,422,605

             Diamond Brands Operating Corp.
    365,000  Revolving loan, maturing March 31, 2004                    365,000
  1,936,364  Term loan, maturing March 31, 2005                       1,936,364
  6,483,750  Term loan, maturing March 31, 2006                       6,483,750

             Playtex Products, Inc.
 31,730,071  Term loan, maturing June 15, 2003                       31,730,071

             The Imperial Home Decor Group Inc.
  9,406,250  Term loan, maturing March 12, 2005                       9,406,250
  5,593,750  Term loan, maturing March 12, 2006                       5,593,750
-------------------------------------------------------------------------------
                                                                 $   60,937,790
-------------------------------------------------------------------------------

             Housewares -- 0.46%
-------------------------------------------------------------------------------
             Corning Consumer Products Company
$ 8,000,000  Term loan, maturing October 9, 2006                 $    8,000,000

             Pillowtex Corporation
 14,427,500  Term loan, maturing December 31, 2004                   14,427,500
-------------------------------------------------------------------------------
                                                                 $   22,427,500
-------------------------------------------------------------------------------

             Insurance Brokers -- 0.38%
-------------------------------------------------------------------------------
             Acordia, Inc.
$ 5,900,000  Term loan, maturing September 30, 2004              $    5,900,000

             TRG Holding Corporation
 12,675,000  Term loan, maturing January 7, 2003                     12,675,000
-------------------------------------------------------------------------------
                                                                 $   18,575,000
-------------------------------------------------------------------------------

             Leisure Time -- 3.54%
-------------------------------------------------------------------------------
             24 Hour Fitness, Inc.
$10,000,000  Term loan, maturing December 31, 2004               $   10,000,000

             Alliance Gaming Corporation
  7,102,679  Term loan, maturing January 31, 2005                     7,102,679
  2,835,714  Term loan, maturing July 31, 2005                        2,835,714

             AMF Bowling Worldwide, Inc.
 12,179,873  Term loan, maturing March 31, 2002                      12,179,873
  6,641,066  Term loan, maturing March 31, 2003                       6,641,066
  6,053,976  Term loan, maturing March 31, 2004                       6,053,976

             Amfac Resorts, Inc.
  5,000,000  Term loan, maturing September 30, 2003                   5,000,000
  5,000,000  Term loan, maturing September 30, 2004                   5,000,000

             ASC East, Inc.
  3,857,143  Term loan, maturing May 31, 2006                         3,857,143

             ASC West, Inc.
  9,642,857  Term loan, maturing May 31, 2006                         9,642,857

             Interval International Corp.
  6,591,875  Term loan, maturing December 16, 2005                    6,591,875
  6,591,875  Term loan, maturing December 15, 2006                    6,591,875

             KSL Recreation Group, Inc.
  7,078,530  Revolving loan, maturing April 30, 2005                  7,078,530
  6,958,558  Term loan, maturing April 30, 2005                       6,958,558
  6,958,558  Term loan, maturing April 30, 2006                       6,958,558

             Metro-Goldwyn-Mayer Studios Inc.
 25,000,000  Term loan, maturing March 31, 2004                      25,000,000

             Mikohn Gaming Corporation
  5,000,000  Term loan, maturing April 1, 2004                        5,000,000

             Panavision Inc
 10,000,000  Term loan, maturing March 31, 2005                      10,000,000

             Premier Parks Inc.
 10,973,340  Term loan, maturing March 31, 2006                      10,973,340

             Six Flags Theme Park, Inc.
 17,776,660  Term loan, maturing November 30, 2004                   17,776,660
-------------------------------------------------------------------------------
                                                                 $  171,242,704
-------------------------------------------------------------------------------

             Machinery - Diversified -- 0.36%
-------------------------------------------------------------------------------
             Grove Worldwide LLC
$ 7,500,000  Term loan, maturing April 29, 2006                  $    7,500,000

             Thermadyne Mfg LLC
  5,000,000  Term loan, maturing May 22, 2005                         5,000,000
  5,000,000  Term loan, maturing May 22, 2006                         5,000,000
-------------------------------------------------------------------------------
                                                                 $   17,500,000
-------------------------------------------------------------------------------

             Manufacturing - Diversified -- 2.27%
-------------------------------------------------------------------------------
             AMSCAN Holdings, Inc.
$ 8,412,272  Term loan, maturing December 31, 2004               $    8,412,272

             Desa International, Inc.
  7,425,000  Term loan, maturing November 30, 2004                    7,425,000

             E-P Acquisition, Inc.
  5,700,000  Term loan, maturing August 31, 2005                      5,700,000
  8,550,000  Term loan, maturing August 31, 2006                      8,550,000

             Foamex L.P.
  5,298,148  Revolving loan, maturing June 30, 2003                   5,298,148
     92,593  Term loan, maturing June 30, 2003                           92,593
  6,333,988  Term loan, maturing June 30, 2005                        6,333,988
  5,758,171  Term loan, maturing June 30, 2006                        5,758,171
  6,965,000  Term loan, maturing December 31, 2006                    6,965,000

             International Wire Group, Inc.
 23,850,467  Term loan, maturing September 30, 2002                  23,850,467

             Matthew Warren, Inc.
  7,495,677  Term loan, maturing February 28, 2004                    7,495,677

             Neenah Foundry Company
  8,500,000  Term loan, maturing September 30, 2005                   8,500,000

             Numatics, Inc.
  2,193,750  Term loan, maturing March 19, 2004                       2,193,750
  3,491,250  Term loan, maturing September 19, 2005                   3,491,250

             Panolam Industries, Inc.
    765,900  Term loan, maturing November 1, 2002                       765,900
  4,552,590  Term loan, maturing November 1, 2004                     4,552,590
  2,594,960  Term loan, maturing November 1, 2005                     2,594,960
  2,000,000  Term loan, maturing May 1, 2006                          2,000,000
-------------------------------------------------------------------------------
                                                                 $  109,979,766
-------------------------------------------------------------------------------

             Medical Products & Supplies -- 0.98%
-------------------------------------------------------------------------------
             Alliance Imaging, Inc.
$ 1,985,000  Term loan, maturing December 18, 2003               $    1,985,000
  4,963,000  Term loan, maturing June 18, 2004                        4,963,000

             Graphic Controls Corporation
 15,450,997  Term loan, maturing September 28, 2003                  15,450,997

             Nutramax Products, Inc.
  3,936,944  Term loan, maturing December 31, 2003                    3,936,944
  6,000,000  Term loan, maturing September 30, 2004                   6,000,000

             Sterling Diagnostic Imaging, Inc.
 15,000,000  Term loan, maturing December 30, 2005                   15,000,000
-------------------------------------------------------------------------------
                                                                 $   47,335,941
-------------------------------------------------------------------------------

             Metals - Misc. -- 0.16%
-------------------------------------------------------------------------------
             U.S. Silica Company
$ 3,730,803  Term loan, maturing December 31, 2001               $    3,730,803
  3,893,333  Term loan, maturing December 31, 2003                    3,893,333
-------------------------------------------------------------------------------
                                                                 $    7,624,136
-------------------------------------------------------------------------------

             Miscellaneous -- 1.37%
-------------------------------------------------------------------------------
             Coinmach Laundry Corporation
$22,443,750  Term loan, maturing June 30, 2005                   $   22,443,750

             Kindercare Learning Centers, Inc.
  8,386,332  Term loan, maturing February 13, 2006                    8,386,332

             La Petite Academy, Inc.
  5,000,000  Term loan, maturing May 11, 2005                         5,000,000

             Prime Succession, Inc.
 15,733,333  Term loan, maturing August 1, 2003                      15,733,333

             Rose Hills Company
  9,733,781  Term loan, maturing December 1, 2003                     9,733,781

             Wesco International, Inc.
  5,000,000  Term loan, maturing June 5, 2006                         5,000,000
-------------------------------------------------------------------------------
                                                                 $   66,297,196
-------------------------------------------------------------------------------

             Office Equipment & Supplies -- 2.02%
-------------------------------------------------------------------------------
             CEX Holdings, Inc.
$15,000,000  Term loan, maturing April 25, 2005                  $   15,000,000

             Cullman Ventures, Inc.
 24,700,000  Term loan, maturing January 31, 2004                    24,700,000

             F.M.E. Corporation
 19,033,852  Term loan, maturing June 24, 2006                       19,033,852

             Identity Group, Inc.
  9,899,497  Term loan, maturing November 22, 2003                    9,899,497

             US Office Products Company
 29,000,000  Term loan, maturing June 9, 2006                        29,000,000
-------------------------------------------------------------------------------
                                                                 $   97,633,349
-------------------------------------------------------------------------------

             Paper & Forest Products -- 0.43%
-------------------------------------------------------------------------------
             Alabama River Newsprint
$13,031,466  Term loan, maturing December 31, 2002               $   12,051,471

             Bear Island Paper Company, LLC
  8,955,000  Term loan, maturing December 31, 2005                    8,955,000
-------------------------------------------------------------------------------
                                                                 $   21,006,471
-------------------------------------------------------------------------------

             Publishing -- 3.40%
-------------------------------------------------------------------------------
             Cygnus Publishing, Inc.
$13,500,000  Term loan, maturing June 5, 2005                    $   13,500,000

             Morris Communications Corporation
 19,900,000  Term loan, maturing June 30, 2005                       19,900,000

             Primedia Inc.
  6,007,143  Revolving loan, maturing June 30, 2004                   6,007,143
 31,322,857  Term loan, maturing June 30, 2004                       31,322,857

             R.H. Donnelley Inc.
  4,652,406  Term loan, maturing December 5, 2005                     4,652,406
  5,347,594  Term loan, maturing December 5, 2006                     5,347,594

             Rand McNally & Company
  1,000,000  Term loan, maturing April 30, 2005                       1,000,000
  4,500,000  Term loan, maturing April 30, 2006                       4,500,000

             The Petersen Companies, Inc.
  8,229,375  Term loan, maturing March 31, 2007                       8,229,375

             The Sheridan Group, Inc.
  7,000,000  Term loan, maturing January 30, 2005                     7,000,000

             Von Hoffman Press, Inc.
  5,737,429  Term loan, maturing May 30, 2004                         5,737,429
 11,423,143  Term loan, maturing May 30, 2005                        11,423,143

             Yellow Book USA, L.P.
  4,950,000  Term loan, maturing September 30, 2005                   4,950,000
  3,692,308  Term loan, maturing December 31, 2005                    3,692,308
  2,307,692  Term loan, maturing December 31, 2006                    2,307,692

             Ziff-Davis Inc.
 35,000,000  Term loan, maturing March 31, 2006                      35,000,000
-------------------------------------------------------------------------------
                                                                 $  164,569,947
-------------------------------------------------------------------------------

             Publishing - Newspapers -- 2.01%
-------------------------------------------------------------------------------
             21ST Century Newspapers, Inc.
$ 4,488,750  Term loan, maturing February 15, 2005               $    4,488,750
  4,987,500  Term loan, maturing September 15, 2005                   4,987,500

             American Media Operations, Inc.
 15,000,000  Term loan, maturing March 31, 2004                      15,000,000

             Garden State Newspapers, Inc.
    561,403  Revolving loan, maturing March 31, 2004                    561,403
    505,263  Revolving loan, maturing June 30, 2003                     505,263
  1,473,684  Term loan, maturing March 31, 2004                       1,473,684

             Journal Register Company
  7,633,412  Term loan, maturing June 30, 2000                        7,633,412
 20,672,801  Term loan, maturing December 31, 2002                   20,672,801
  3,816,706  Term loan, maturing May 5, 2003                          3,816,706

             The McClatchy Company
 38,378,788  Term loan, maturing September 10, 2007                  38,378,788
-------------------------------------------------------------------------------
                                                                 $   97,518,307
-------------------------------------------------------------------------------

             Railroads -- 0.19%
-------------------------------------------------------------------------------
             I & M Rail Link, LLC
$ 2,800,000  Revolving loan, maturing March 31, 2004             $    2,800,000
  6,560,000  Term loan, maturing March 31, 2004                       6,560,000
-------------------------------------------------------------------------------
                                                                 $    9,360,000
-------------------------------------------------------------------------------

             Restaurants -- 1.04%
-------------------------------------------------------------------------------
             Applebee's International, Inc.
$11,500,000  Term loan, maturing March 31, 2006                  $   11,500,000

             Friendly Ice Cream Corporation
  1,285,714  Term loan, maturing November 15, 2004                    1,285,714
  6,428,571  Term loan, maturing November 15, 2005                    6,428,571

             Long John Silver's Restaurants Inc.
  6,754,880  Term loan, maturing June 30, 2002                        6,079,392

             Shoney's Inc.
 13,975,000  Term loan, maturing April 30, 2002                      13,975,000

             Tricon Global Restaurants, Inc.
 11,254,253  Term loan, maturing October 2, 2002                     11,254,253
-------------------------------------------------------------------------------
                                                                 $   50,522,930
-------------------------------------------------------------------------------

             Retail - Specialty -- 0.95%
-------------------------------------------------------------------------------
             Advanced Stores Company, Inc.
$ 8,500,000  Term loan, maturing April 15, 2006                  $    8,500,000

             Griffith Consumers Company
  9,730,769  Term loan, maturing December 31, 2002                   9,730,769
 13,221,289  Term loan, maturing December 31, 2003                  13,221,289

             Petro Shopping Centers, L.P.
  6,485,203  Term loan, maturing December 31, 2003                   6,485,203

             Travelcenters of America, Inc.
  7,937,500  Term loan, maturing March 27, 2005                      7,937,500
-------------------------------------------------------------------------------
                                                                 $   45,874,761
-------------------------------------------------------------------------------

             Retail Stores - Drug Stores -- 0.24%
-------------------------------------------------------------------------------
             Duane Reade
$11,471,250  Term loan, maturing February 15, 2005               $   11,471,250
-------------------------------------------------------------------------------
                                                                 $   11,471,250
-------------------------------------------------------------------------------

             Retail Stores - Food Chains -- 0.91%
-------------------------------------------------------------------------------
             Pathmark Stores, Inc.
$29,275,714  Term loan, maturing December 15, 2001               $   29,275,714

             Star Markets Company, Inc.
  8,292,429  Term loan, maturing December 31, 2001                    8,292,429
  6,513,314  Term loan, maturing December 31, 2002                    6,513,314
-------------------------------------------------------------------------------
                                                                 $   44,081,457
-------------------------------------------------------------------------------

             Retail Stores - General Merchandise -- 0.57%
-------------------------------------------------------------------------------
             Tuesday Morning Corporation
$12,500,000  Term loan, maturing December 31, 2004               $   12,500,000

             USANI, LLC
 15,000,000  Term loan, maturing December 31, 2003                   15,000,000
-------------------------------------------------------------------------------
                                                                 $   27,500,000
-------------------------------------------------------------------------------

             Steel -- 0.68%
-------------------------------------------------------------------------------
             Adience, Inc.
$ 6,977,483  Term loan, maturing April 30, 2005                  $    6,977,483
  6,982,500  Term loan, maturing July 30, 2005                        6,982,500
             Refraco Inc.
 10,857,143  Term loan, maturing October 15, 2005                    10,857,143
             Ucar Global Enterprises, Inc.
  7,966,667  Term loan, maturing December 31, 2002                    7,966,667
-------------------------------------------------------------------------------
                                                                 $   32,783,793
-------------------------------------------------------------------------------

             Telecommunications - Long Distance -- 3.46%
-------------------------------------------------------------------------------
             Access Communiations, Inc.
$ 9,950,000  Term loan, maturing December 31, 2004               $    9,950,000

             American Cellular Wireless LLC.
 12,000,000  Term loan, maturing June 25, 2007                       12,000,000
 12,000,000  Term loan, maturing December 25, 2007                   12,000,000

             American PCS Communications, LLC
  6,285,714  Term loan, maturing February 7, 2005                     6,285,714

             Cellular, Inc. Financial Corporation
  2,228,571  Term loan, maturing September 30, 2005                   2,228,571
  4,105,161  Term loan, maturing September 30, 2006                   4,105,161
  8,130,221  Term loan, maturing March 31, 2007                       8,130,221
 22,764,619  Term loan, maturing September 30, 2007                  22,764,619

             Dynatech Corporation
  4,982,143  Term loan, maturing March 31, 2005                       4,982,143
  4,982,143  Term loan, maturing March 31, 2006                       4,982,143
  4,982,143  Term loan, maturing March 31, 2007                       4,982,143

             Nextel Communications, Inc.
 35,000,000  Term loan, maturing September 30, 2006                  35,000,000

             Sprint Spectrum L.P.
 10,000,000  Term loan, maturing March 2, 2006                       10,000,000

             Sprint Spectrum L.P., (Lucent)
  5,000,000  Term loan, maturing January 21, 2006                     5,000,000

             Western Wireless Corporation
 25,000,000  Term loan, maturing March 31, 2002                      25,000,000
-------------------------------------------------------------------------------
                                                                 $  167,410,715
-------------------------------------------------------------------------------

             Telephone -- 0.48%
-------------------------------------------------------------------------------
             Mitel Corporation
$ 5,970,000  Term loan, maturing December 12, 2003               $    5,970,000

             MJD Communications, Inc.
  6,030,766  Term loan, maturing March 31, 2007                       6,030,766

             NSC Communications Corporation
 11,432,353  Term loan, maturing October 1, 2003                     11,432,353
-------------------------------------------------------------------------------
                                                                 $   23,433,119
-------------------------------------------------------------------------------

             Textiles - Apparel Manufacturing -- 2.69%
-------------------------------------------------------------------------------
             CAF Holdings, Inc.
$ 4,358,824  Term loan, maturing June 30, 2002                   $    4,358,824

             Cluett American Corp.
 10,000,000  Term loan, maturing May 18, 2005                        10,000,000

             Collins & Aikman Products Co.
 18,000,000  Term loan, maturing June 30, 2005                       18,000,000

             Galey & Lord, Inc.
 11,668,867  Term loan, maturing April 2, 2005                       11,668,867
  8,212,936  Term loan, maturing April 1, 2006                        8,212,936

             GFSI, Inc.
 13,860,000  Term loan, maturing March 31, 2004                      13,860,000

             Joan Fabrics Corporation
  9,986,883  Term loan, maturing June 30, 2003                        9,986,883
 14,179,029  Term loan, maturing June 30, 2005                       14,179,029
  7,363,245  Term loan, maturing June 30, 2006                        7,363,245

             Renfro Corporation
  4,800,000  Term loan, maturing November 15, 2003                    4,800,000

             Tartan Textile Services, Inc.
 10,000,000  Term loan, maturing April 30, 2005                      10,000,000

             The William Carter Company
  6,111,000  Term loan, maturing October 31, 2003                     6,111,000

             Walls Industries, Inc.
  4,978,722  Term loan, maturing February 28, 2005                    4,978,722
  6,829,788  Term loan, maturing February 28, 2006                    6,829,788
-------------------------------------------------------------------------------
                                                                 $  130,349,294
-------------------------------------------------------------------------------

             Toys -- 0.28%
-------------------------------------------------------------------------------
             Hedstrom Corporation
$ 6,619,955  Term loan, maturing June 30, 2003                   $    6,619,955
  7,172,321  Term loan, maturing June 30, 2005                        7,172,321
-------------------------------------------------------------------------------
                                                                 $   13,792,276
-------------------------------------------------------------------------------
             Transportation - Misc. -- 1.24%
-------------------------------------------------------------------------------
             American Commercial Lines LLC.
$ 8,466,258  Term loan, maturing June 30, 2006                   $    8,466,258
 11,533,742  Term loan, maturing June 30, 2007                       11,533,742

             Atlas Freighter Leasing, Inc.
  5,349,865  Term loan, maturing May 29, 2004                         5,349,865

             Evergreen International Aviation, Inc.
 19,631,327  Term loan, maturing April 30, 2002                      19,631,327

             Gemini Leasing, Inc.
  7,500,000  Term loan, maturing December 31, 2002                    7,500,000

             NA Acquisition Corporation
  7,500,000  Term loan, maturing March 30, 2006                       7,500,000
-------------------------------------------------------------------------------
                                                                 $   59,981,192
-------------------------------------------------------------------------------
Total Senior, Secured, Floating-Rate Interest
  (identified cost, $4,733,105,718)                              $4,732,291,694
-------------------------------------------------------------------------------

Common Stocks -- 0.06%

Shares/Rights   Security                                              Value
-------------------------------------------------------------------------------
    806,708  AFC Enterprises Common Stock*                       $    2,675,850
        608  Classic Cable Common Stock Warrants*                             0
     34,364  PSI Acquisition Corporation Warrants*                            0
-------------------------------------------------------------------------------
Total Common Stocks
  (identified cost, $0)                                          $    2,675,850
-------------------------------------------------------------------------------
Total Investments -- 97.77%
  (identified cost, $4,733,105,718)                              $4,734,967,544
-------------------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.23%                          $  108,128,325
-------------------------------------------------------------------------------
Total Net Assets -- 100%                                         $4,843,095,869
-------------------------------------------------------------------------------

*Non-income producing security.

Note: At June 30, 1998, the Portfolio had unfunded commitments amounting to $141,354,822 under various revolving credit agreements.

                       See notes to financial statements

Senior Debt Portfolio as of June 30, 1998

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of June 30, 1998
(Expressed in United States Dollars)

Assets
--------------------------------------------------------------------------------

Investments, at value
  (identified cost, $4,733,105,718)                               $4,734,967,544
Cash                                                                  63,122,231
Interest receivable                                                   36,519,274
Receivable for investments sold                                       12,485,575
Miscellaneous receivable                                                 101,715
Prepaid expenses                                                       1,097,554
Deferred organization expenses                                            28,536
--------------------------------------------------------------------------------
Total assets                                                      $4,848,322,429
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Deferred facility fee income                                        $  4,895,195
Payable to affiliate for Trustees' fees                                   34,024
Other accrued expenses                                                   297,341
--------------------------------------------------------------------------------
Total liabilities                                                   $  5,226,560
--------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio         $4,843,095,869
--------------------------------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals           $4,841,234,043
Net unrealized appreciation (computed on the basis of
  identified cost)                                                     1,861,826
--------------------------------------------------------------------------------
Total                                                             $4,843,095,869
--------------------------------------------------------------------------------

Statement of Operations

For the Six Months Ended
June 30, 1998
(Expressed in United States Dollars)

Investment Income
-------------------------------------------------------------------------------
Interest                                                           $179,294,318
Facility fees earned                                                  2,084,312
-------------------------------------------------------------------------------
Total investment income                                            $181,378,630
-------------------------------------------------------------------------------

Expenses
-------------------------------------------------------------------------------
Investment adviser fee                                             $ 19,690,774
Trustees fees and expenses                                               34,001
Custodian fee                                                           496,526
Legal and accounting services                                           367,227
Interest                                                                193,708
Amortization of organization expenses                                     3,077
Miscellaneous                                                           260,493
-------------------------------------------------------------------------------
Total expenses                                                     $ 21,045,806
-------------------------------------------------------------------------------

Net investment income                                              $160,332,824
-------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
-------------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions (identified cost basis)                  $    492,704
-------------------------------------------------------------------------------
Net realized gain                                                  $    492,704
-------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investments (identified cost basis)                              $   (814,024)
-------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)               $   (814,024)
-------------------------------------------------------------------------------
Net realized and unrealized loss                                   $   (321,320)
-------------------------------------------------------------------------------
Net increase in net assets from operations                         $160,011,504
-------------------------------------------------------------------------------

                       See notes to financial statements

Senior Debt Portfolio as of June 30, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets
(Expressed in United States Dollars)

Increase (Decrease)                        Six Months Ended    Year Ended
in Net Assets                              June 30, 1998       December 31, 1997
--------------------------------------------------------------------------------
From operations --
  Net investment income                    $  160,332,824      $  254,014,218
  Net realized gain (loss)                        492,704          (9,000,530)
  Net change in unrealized appreciation
    (depreciation)                               (814,024)          8,549,067
--------------------------------------------------------------------------------
Net increase in net assets from
  operations                               $  160,011,504      $  253,562,755
--------------------------------------------------------------------------------
Capital transactions --
  Contributions                            $1,225,760,252      $1,646,867,281
  Withdrawals                                (577,747,812)       (875,432,567)
--------------------------------------------------------------------------------
Net increase in net assets from capital
  transactions                             $  648,012,440      $  771,434,714
--------------------------------------------------------------------------------

Net increase in net assets                 $  808,023,944      $1,024,997,469
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of period                     $4,035,071,925      $3,010,074,456
--------------------------------------------------------------------------------
At end of period                           $4,843,095,869      $4,035,071,925
--------------------------------------------------------------------------------

Statement of Cash Flows
(Expressed in United States Dollars)

                                                                For the
                                                                Six Months Ended
Increase (Decrease) in Cash                                     June 30, 1998
--------------------------------------------------------------------------------
Cash Flows From (Used For) Operating Activities --
  Purchases of loan interests                                   $(2,684,917,769)
  Proceeds from sales and principal repayments                    1,596,863,654
  Interest received                                                 168,561,618
  Facility fees received                                              3,082,408
  Interest paid                                                        (114,611)
  Operating expenses paid                                           (20,966,721)
  Net decrease in short-term investments                            259,195,970
--------------------------------------------------------------------------------
Net cash used for operating activities                          $  (678,295,451)
--------------------------------------------------------------------------------
Cash Flows From (Used For) Financing Activities --
  Proceeds from capital contributions                           $ 1,225,760,252
  Payments for capital withdrawals                                 (577,747,812)
--------------------------------------------------------------------------------
Net cash provided from financing activities                     $   648,012,440
--------------------------------------------------------------------------------

Net decrease in cash                                            $   (30,283,011)
--------------------------------------------------------------------------------

Cash at Beginning of Period                                     $    93,405,242
--------------------------------------------------------------------------------

Cash at End of Period                                           $    63,122,231
--------------------------------------------------------------------------------

Reconciliation of Net Increase in Net Assets
From Operations to Net Cash Used For
Operating Activities
--------------------------------------------------------------------------------
Net Increase in net assets from operations                      $   160,011,504
Increase in receivable for investments sold                         (12,037,517)
Increase in interest receivable                                     (10,732,700)
Increase in prepaid expenses                                           (117,881)
Decrease in deferred organizational expense                               3,077
Increase in deferred facility fee income                                524,540
Increase in payable to affiliate                                         26,561
Increase in accrued expenses                                             52,717
Net increase in investments                                        (816,025,752)
--------------------------------------------------------------------------------

Net cash used for operating activities                          $  (678,295,451)
--------------------------------------------------------------------------------

                       See notes to financial statements

Senior Debt Portfolio as of June 30, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data (Expressed in United States Dollars)
                                                                                      Year Ended December 31,
                                           Six Months Ended         ---------------------------------------------------------
                                           June 30, 1998                  1997                   1996                 1995*
-----------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets
-----------------------------------------------------------------------------------------------------------------------------
Operating expenses                                0.93%+                   0.94%                  0.98%                1.01%+
Interest expense                                  0.01%+                   0.02%                  0.04%                0.13%+
Net investment income                             7.18%+                   7.12%                  7.17%                7.95%+
Portfolio Turnover                                  39%                      81%                    75%                  39%
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's
omitted)                                    $4,843,096               $4,035,072             $3,010,074           $1,621,339
-----------------------------------------------------------------------------------------------------------------------------

+ Annualized.
* For the period from the start of business, February 22, 1995, to December 31, 1995.

                       See notes to financial statements

Senior Debt Portfolio as of June 30, 1998

NOTES TO FINANCIAL STATEMENTS
(Expressed in United States Dollars)

1 Significant Accounting Policies
--------------------------------------------------------------------------------
  Senior Debt Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a non-diversified closed-end investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The Policies are in conformity with accounting principles generally accepted in the United States of America.

  A Investment Valuation -- The Portfolio's investments in interests in loans (Loan Interests) are valued at fair value by the Portfolio's investment adviser, Boston Management and Research, under procedures established by the Trustees as permitted by Section 2(a)(41) of the Investment Company Act of 1940. Such procedures include the consideration of relevant factors, data and information relating to fair value, including (i) the characteristics of and fundamental analytical data relating to the Loan Interest, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Loan Interest, the terms and conditions of the loan and any related agreements and the position of the loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on evaluations of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Loan Interest including price quotations for and trading in the Loan Interest and interests in similar loans and the market environment and investor attitudes towards the Loan Interest and interests in similar loans; (v) the reputation and financial condition of the agent bank and any intermediate participant in the loan; and (vi) general economic and market conditions affecting the fair value of the Loan Interest. Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sales price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation. Short-term obligations which mature in sixty days or less are valued at amortized cost, if their original term to maturity when acquired by the Portfolio was 60 days or less or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Portfolio was more then 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations are valued at fair value as determined in good faith by or on behalf of the Trustees.

  B Income -- Interest income from Loan Interests is recorded on the accrual basis at the then-current interest rate, while all other interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Facility fees received are recognized as income over the expected term of the loan.

  C Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

  D Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

  E Other -- Investment transactions are accounted for on a trade date basis.

  F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by the credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations.

  G Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2 Investment Adviser Fee and Other Transactions with Affiliates
--------------------------------------------------------------------------------
  The investment advisory fee is paid to Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio. The fee is computed at a monthly rate of 19/240 of 1% (0.95% annually) of the Portfolio's average daily gross assets up to and including $1 billion and at reduced rates as daily gross assets exceed that level. For the six months ended June 30, 1998, the effective annual rate, based on average daily gross assets, was 0.88% (annualized) and amounted to $19,690,774.
  Except as to Trustees of the Portfolio who are not members of BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee.

  Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of BMR. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended June 30, 1998, no significant amounts have been deferred.

3 Investments
--------------------------------------------------------------------------------
  The Portfolio invests primarily in Loan Interests. The ability of the issuers of the Loan Interests to meet their obligations may be affected by economic developments in a specific industry. The cost of purchases and the proceeds from principal repayments and sales of Loan Interests for the six months ended June 30, 1998 aggregated $2,684,917,769 and $1,608,901,171, respectively.

4 Short-Term Debt and Credit Agreements
--------------------------------------------------------------------------------
  The Portfolio has entered into a revolving credit agreement that will allow the Portfolio to borrow an additional $400 million to support the issuance of commercial paper and to permit the Portfolio to invest in accordance with its investment practices. Interest is charged under the revolving credit agreement at the bank's base rate or at an amount above either the bank's adjusted certificate of deposit rate or federal funds effective rate.
  Interest expense includes a commitment fee of approximately $96,438 which is computed at the annual rate of .08% of the revolving credit agreement. Interest expense also includes $97,270, which represents a commitment fee for a previous revolving credit agreement. There were no significant borrowings under this agreement during the six months ended June 30, 1998.
  As of June 30, 1998, the Portfolio had no commercial paper outstanding.

5 Federal Income Tax Basis of Investment Securities
--------------------------------------------------------------------------------
  The cost and unrealized appreciation/depreciation in the value of the investments owned at June 30, 1998, as computed on a federal income tax basis, were as follows:

  Aggregate cost                                               $4,733,105,718
  ---------------------------------------------------------------------------
  Gross unrealized appreciation                                $    2,675,850
  Gross unrealized depreciation                                      (814,024)
  ---------------------------------------------------------------------------
  Net unrealized appreciation                                  $    1,861,826
  ---------------------------------------------------------------------------

Senior Debt Portfolio as of June 30, 1998

INDEPENDENT AUDITORS' REPORT

To the Trustees and Investors
of Senior Debt Portfolio
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Senior Debt Portfolio (the Portfolio) as of June 30, 1998, the related statements of operations and cash flows for the six months then ended, the statements of changes in net assets for the six months then ended and the year ended December 31, 1997 and the supplementary data for the six months ended June 30, 1998, each of the two years ended December 31, 1997 and the period from the start of business, February 22, 1995, to December 31, 1995 (all expressed in United States dollars). These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and Loan Interests owned at June 30, 1998 by correspondence with the custodian and selling or agent banks; where replies were not received from selling or agent banks, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Senior Debt Portfolio as of June 30, 1998, and the results of its operations and its cash flows, the changes in net assets and its supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1A, the financial statements include Loan Interests and certain other securities held by the Portfolio valued at $4,732,291,694 (97.71% of net assets of the Portfolio), which values are fair values determined by the Portfolio's investment adviser in the absence of actual market values. Determination of fair value involves subjective judgment, as the actual market value of a particular Loan Interest or security can be established only by negotiations between the parties in a sale transaction. We have reviewed the procedures established by the Trustees and used by the Portfolio's investment adviser in determining the fair values of such Loan Interests and securities and have inspected underlying documentation, and in the circumstances, we believe that the procedures are reasonable and the documentation appropriate.

                                            DELOITTE & TOUCHE LLP
                                            Boston, Massachusetts
                                            September 18, 1998

EV CLASSIC SENIOR FLOATING-RATE FUND as of June 30, 1998

INVESTMENT MANAGEMENT

EV CLASSIC SENIOR FLOATING-RATE FUND

OFFICERS                                  INDEPENDENT TRUSTEES

JAMES B. HAWKES                           DONALD R. DWIGHT
President and Trustee                     President, Dwight Partners, Inc.

M. DOZIER GARDNER                         SAMUEL L. HAYES, III
Vice President and Trustee                Jacob H. Schiff Professor of Investment
                                          Banking, Harvard University Graduate School of
                                          Business Administration
ALAN R. DYNNER
Secretary
                                          NORTON H. REAMER
                                          Chairman and Chief Executive Officer, United Asset
JAMES L. O'CONNOR                         Management Corporation
Treasurer

                                          JOHN L. THORNDIKE
                                          Formerly Director, Fiduciary Company Incorporated

                                          JACK L. TREYNOR
                                          Investment Adviser and Consultant

SENIOR DEBT PORTFOLIO

OFFICERS                                  INDEPENDENT TRUSTEES

JAMES B. HAWKES                           DONALD R. DWIGHT
President and Trustee                     President, Dwight Partners, Inc.

M. DOZIER GARDNER                         SAMUEL L. HAYES, III
Vice President and Trustee                Jacob H. Schiff Professor of Investment
                                          Banking, Harvard University Graduate School of
                                          Business Administration
RAYMOND O'NEILL
Vice President
                                          NORTON H. REAMER
                                          Chairman and Chief Executive Officer, United Asset
MICHEL NORMANDEAU                         Management Corporation
Vice President

                                          JOHN L. THORNDIKE
SCOTT H. PAGE                             Formerly Director, Fiduciary Company Incorporated
Vice President and
Co-Portfolio Manager
                                          JACK L. TREYNOR
                                          Investment Adviser and Consultant
PAYSON F. SWAFFIELD
Vice President and
Co-Portfolio Manager

JAMES L. O'CONNOR
Treasurer

ALAN R. DYNNER
Secretary

INVESTMENT ADVISER OF
SENIOR DEBT PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
24 Federal Street
Boston, MA 02110

ADMINISTRATOR OF EV CLASSIC SENIOR FLOATING-RATE FUND
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116

TRANSFER AGENT
First Data Investor Services Group
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

BANKING COUNSELS
Mayer, Brown & Platt
787 Seventh Avenue
New York, NY 10019

Peabody & Brown
101 Federal Street, 12th Floor
Boston, MA 02110

AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

EV CLASSIC SENIOR FLOATING-RATE FUND
24 FEDERAL STREET
BOSTON, MA 02110

-------------------------------------------------------------------------------
   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
-------------------------------------------------------------------------------

                                                                   C-SFRSRC-8/98